UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Westwood Holdings Group, Inc.

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Dear Stockholder:
You are cordially invited to attend the 2017 Annual Meeting of Stockholders of Westwood Holdings Group, Inc., which will be held on Wednesday, April 26, 2017, at 10:00 a.m., Central time, at The Crescent Club, 200 Crescent Court, Suite 1700, Dallas, Texas 75201. The official Notice of Annual Meeting together with a proxy statement and proxy card are enclosed. Please give this information your careful attention.
Westwood invites all stockholders to attend the meeting in person. Whether or not you expect to attend the annual meeting, we urge you to complete, sign, date and promptly return the accompanying proxy card in the enclosed postage-paid envelope or vote by Internet by following the instructions in the Notice of Annual Meeting to assure your representation at the meeting. You can revoke your proxy at any time before it is voted by delivering written notice to our Corporate Secretary at Westwood’s principal executive office, by signing and mailing to us a proxy card bearing a later date, by changing your vote by Internet (if you voted by Internet) or by attending the meeting and voting in person.

Sincerely,

March 20, 2017
Brian O. Casey
President and Chief Executive Officer

WESTWOOD MANAGEMENT • WESTWOOD TRUST • WESTWOOD ADVISORS • WESTWOOD INTERNATIONAL ADVISORS 200 CRESCENT COURT, SUITE 1200 • DALLAS, TEXAS 75201 • T.214.756.6900 • F.214.756.6979 • www.westwoodgroup.com

TABLE OF CONTENTS

Page
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS	i

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS	ii

GENERAL QUESTIONS AND ANSWERS	1
The Annual Meeting	1
Procedures for Voting	3
Our Current Stock Ownership	4
Other Information	4

PROPOSAL 1: ELECTION OF DIRECTORS	6
Nominees	6
Corporate Governance Information	9
Director Compensation	13

EXECUTIVE OFFICERS	15

EXECUTIVE COMPENSATION	16
Compensation Discussion and Analysis	16
Compensation Committee Report	30
Summary Compensation Table	30
Grants of Plan-Based Awards	32
Outstanding Equity Awards at Fiscal Year-End	34
Stock Vested	35
Potential Payments Upon Termination or Change in Control	35

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS	44
Fees Billed by Independent Registered Public Accounting Firms	44
Vote Sought and Recommendation	44

PROPOSAL 3: TO APPROVE THE FOURTH AMENDED AND RESTATED WESTWOOD HOLDINGS GROUP INC. STOCK INCENTIVE PLAN	45
Description of the Fourth Amended and Restated Plan	46
Types of Awards	47
Material Federal Income Tax Consequences of the Plan	48
Vote Sought and Recommendation	49

PROPOSAL 4: TO CAST A NON-BINDING, ADVISORY VOTE ON THE COMPANY'S EXECUTIVE COMPENSATION	50
Advisory Vote on Executive Compensation	50
Vote Sought and Recommendation	51

PROPOSAL 5: TO CAST A NON-BINDING, ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADIVSORY VOTES ON THE COMPANY'S EXECUTIVE COMPENSATION	52
Advisory Vote on Frequency of the Advisory Vote on Executive Compensation	52
Vote Sought and Recommendation	52

PROPOSAL 6: TO APPROVE AN AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED AND AMENDED AND RESTATED BYLAWS TO ELIMINATE THE PROVISIONS PROHIBITING REMOVAL OF DIRECTORS WITHOUT CAUSE	53
Introduction and Reasons for Amendments	53
Description of Amendments	53
Effects of Stockholder Approval of Proposed Amendments	54
Vote Sought and Recommendation	54

WESTWOOD HOLDINGS GROUP, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON APRIL 26, 2017
To the Stockholders of Westwood Holdings Group, Inc.:
NOTICE IS HEREBY GIVEN that the annual meeting of the stockholders of Westwood Holdings Group, Inc. ("Westwood," the "Company," "we," "us" or "our") will be held at The Crescent Club, 200 Crescent Court, Suite 1700, Dallas, Texas 75201 on Wednesday, April 26, 2017, at 10:00 a.m., Central time, to consider and vote on the following proposals:

Proposal 1.	The election of eight directors to hold office until the next annual meeting of Westwood's stockholders and until their respective successors shall have been duly elected and qualified;

Proposal 2.	The ratification of the appointment of Deloitte & Touche LLP as Westwood's independent auditors for the year ending December 31, 2017;

Proposal 3.	To approve the Fourth Amended and Restated Westwood Holdings Group, Inc. Stock Incentive Plan;

Proposal 4.	To cast a non-binding, advisory vote on the Company's executive compensation;

Proposal 5.	To cast a non-binding, advisory vote on the frequency of future advisory votes on the Company's executive compensation; and

Proposal 6.
To approve an amendment to the Company's Amended and Restated Certificate of Incorporation, as amended and Amended and Restated Bylaws to eliminate the provisions prohibiting removal of directors without cause.

In addition, we will consider the transaction of such other business as may properly come before the meeting or at any adjournments or postponements.
The foregoing items of business are more fully described in the attached proxy statement.
Only stockholders of record at the close of business on March 6, 2017 are entitled to notice of, and to vote at, the annual meeting and any adjournments or postponements thereof. A holder of shares of our common stock as of the record date is entitled to one vote in person or by proxy for each share of common stock owned by such holder on all matters properly brought before the annual meeting or at any adjournments or postponements.
All of our stockholders are invited to attend the annual meeting. Whether or not you expect to attend the annual meeting, we urge you to complete, sign, date and promptly return the accompanying proxy card in the enclosed postage-paid envelope to assure your representation at the meeting. You may also vote by Internet at www.voteproxy.com using the control number shown on your proxy card or voting instruction card. You can revoke your proxy at any time before it is voted by delivering written notice to our Corporate Secretary at our principal executive office, which is located at 200 Crescent Court, Suite 1200, Dallas, Texas 75201, by signing and mailing to us a proxy bearing a later date, by changing your vote by Internet (if you voted by Internet) or by attending the annual meeting and voting in person.
If you are the beneficial owner of shares of our common stock held in street name, you will receive voting instructions from your broker, bank or other nominee (who must be the stockholder of record). The voting instructions will provide details regarding how to vote these shares. Additionally, you may vote these shares in person at the annual meeting if you have requested and received a legal proxy from your broker, bank or other nominee giving you the right to vote the shares at the annual meeting, and you complete the legal proxy and present it to us at the annual meeting. Pursuant to the New York Stock Exchange ("NYSE") rules, if you hold your shares in street name, nominees will not have discretion to vote these shares on the election of directors, the approval of the Fourth Amended and Restated Westwood Holdings Group, Inc. Stock Incentive Plan, the matters pertaining to executive compensation, and the amendments to our Certificate of Incorporation and Bylaws. Accordingly, if your shares are held in street name and you do not submit voting instructions to your broker, bank or other nominee, these shares will not be counted in determining the outcome on Proposals 1, 3, 4, 5 and 6 set forth in this proxy statement at the annual meeting. We encourage you to provide voting instructions to your broker, bank or other nominee if you hold your shares in street name so that your voice is heard on these proposals.
This proxy statement and proxy card are being mailed to our stockholders on or about March 29, 2017.

i

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS
Important Notice Regarding Internet Availability of Proxy Materials for the Stockholder Meeting to be Held on April 26, 2017
The proxy materials for the Company's Annual Meeting of Stockholders, including the 2016 Annual Report to Stockholders, the Proxy Statement and any other additional soliciting materials, are available over the Internet by accessing our website at
http://ir.westwoodgroup.com/annuals.cfm. Other information on our website does not constitute part of the Company's proxy materials.

By Order of the Board of Directors
Westwood Holdings Group, Inc.

Brian O. Casey
President and Chief Executive Officer

ii

WESTWOOD HOLDINGS GROUP, INC.
PROXY STATEMENT FOR
2017 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON APRIL 26, 2017
GENERAL QUESTIONS AND ANSWERS
The following questions and answers are intended to provide brief answers to frequently asked questions concerning the proposals described in this proxy statement and the proxy solicitation process. These questions and answers do not, and are not intended to, address all the questions that may be important to you. You should carefully read the remainder of this proxy statement. This proxy statement and the accompanying proxy card are being mailed to the stockholders of Westwood Holdings Group, Inc. ("Westwood," the "Company," "we," "us" or "our") on or about March 29, 2017.
The Annual Meeting

Q:	When and where is the annual meeting?

A:	The annual meeting will be held on Wednesday, April 26, 2017, at 10:00 a.m., Central time, at The Crescent Club, 200 Crescent Court, Suite 1700, Dallas, Texas 75201.

Q:	What am I being asked to vote on?

A:	Our stockholders are being asked to vote on the following proposals at the annual meeting:
	•	To elect eight directors to hold office until the next annual meeting of Westwood’s stockholders and until their respective successors shall have been duly elected and qualified;
	•	To ratify the appointment of Deloitte & Touche LLP as Westwood’s independent auditors for the year ending December 31, 2017;
	•	To approve the Fourth Amended and Restated Westwood Holdings Group, Inc. Stock Incentive Plan;
	•	To cast a non-binding, advisory vote on the Company's executive compensation;
	•	To cast a non-binding, advisory vote on the frequency of future advisory votes on the Company's executive compensation; and
•
To approve an amendment to the Company's Amended and Restated Certificate of Incorporation, as amended and Amended and Restated Bylaws to eliminate the provisions prohibiting removal of directors without cause.

Q:	How does the Board of Directors recommend that I vote?

A:
The Board of Directors recommends that you vote your shares (i) "FOR" each of the eight director nominees for election to the Board of Directors, (ii) "FOR" the ratification of the appointment of Deloitte & Touche LLP as Westwood’s independent auditors for the year ending December 31, 2017, (iii) "FOR" the approval of the Fourth Amended and Restated Westwood Holdings Group, Inc. Stock Incentive Plan, (iv) "FOR" the approval, on a non-binding, advisory basis, of the Company's executive compensation, (v) "FOR" the approval, on a non-binding, advisory basis, of conducting future advisory votes on the Company's compensation once every year, and (vi) "FOR" the approval of an amendment to the Company's Amended and Restated Certificate of Incorporation, as amended and Amended and Restated Bylaws.

If you submit your properly executed proxy without voting instructions, your shares represented by that proxy will be voted as recommended by the Board of Directors.

Q:	Who is entitled to vote at the annual meeting?

A:
Stockholders of record at the close of business on March 6, 2017 (the "record date") are entitled to notice of, and to vote at, the annual meeting and any adjournments or postponements thereof. A holder of shares of our common stock as of the record date is entitled to one vote in person or by proxy for each share of common stock owned by such holder on all matters properly brought before the annual meeting or at any adjournments or postponements thereof. As of March 6, 2017, there were 8,851,701 shares of common stock outstanding and entitled to vote on each of the proposals.

Q:	What constitutes a quorum?

A:
In order to carry on the business of the annual meeting, we must have a quorum. This means at least a majority of the shares of common stock outstanding as of the record date must be represented at the annual meeting, either by proxy or in person. Abstentions and broker non-votes, which are described in more detail below, are counted as shares present at the annual meeting for purposes of determining whether a quorum exists.

Q:	What is the difference between holding shares as a "stockholder of record" and as a "beneficial owner"?

A:
Stockholder of Record: A stockholder of record holds shares registered directly in the stockholder's name with our transfer agent. As a stockholder of record, you have the right to grant your voting proxy directly to us in accordance with the procedures described below or to vote in person at the annual meeting.

Beneficial Owner: If your shares are held through a bank, broker or other nominee, you are the "beneficial owner" of shares held in "street name," and these proxy materials are being forwarded to you by your bank, broker or other nominee, which is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your bank, broker or other nominee on how to vote your shares by completing the instructions provided to you by your bank, broker or other nominee. However, since you are not a stockholder of record, you may not vote these shares in person at the annual meeting unless you obtain a valid proxy from your bank, broker or other nominee (who must be the stockholder of record) giving you the right to vote the shares.

Q:	What is a broker non-vote?

A:
Generally, a broker non-vote occurs when a bank, broker or other nominee that holds shares in "street name" for customers is precluded from exercising voting discretion on a particular proposal because (i) the beneficial owner has not instructed the bank, broker or other nominee how to vote, and (ii) the bank, broker or other nominee lacks discretionary voting power to vote such shares. A bank, broker or other nominee does not have discretionary voting power with respect to the approval of "non-routine" matters absent specific voting instructions from the beneficial owners of such shares.

Under applicable rules, Proposals 1, 3, 4, 5 and 6 are considered "non-routine" matters, on which banks, brokers and other nominees are not allowed to vote unless they have received voting instructions from the beneficial owners of such shares. The proposal to ratify the appointment of Deloitte & Touche LLP as Westwood’s independent auditor for the year ending December 31, 2017 (Proposal 2) is considered a routine matter on which banks, brokers and other nominees may vote in their discretion on behalf of beneficial owners who have not provided voting instructions. Your bank, broker or other nominee will send you instructions on how you can instruct them to vote on Proposal 2. If you do not provide voting instructions, your bank, broker or other nominee will have discretionary authority to vote your shares with respect to Proposal 2.

Q:	What vote is required to approve each proposal?

A:
Proposal 1: The election of directors requires the affirmative "FOR" vote of a plurality of the shares represented in person or by proxy at the annual meeting and entitled to vote. This means that the eight director nominees who receive the most votes will be elected. You may vote "FOR" or "WITHHOLD" with respect to the election of each director. As the election of directors is a non-routine matter under applicable rules, your bank, broker or other nominee cannot vote without instructions from you. Therefore, only "FOR" votes will be counted in determining whether a plurality has been cast in favor of a director. Broker non-votes and "WITHHOLD" votes will not affect the outcome on the election of directors.

Proposal 2: The ratification of the appointment of Deloitte & Touche LLP as Westwood’s independent auditors for the year ending December 31, 2017 requires the affirmative "FOR" vote of a majority of the votes cast at the annual meeting. Abstentions will have no effect on the outcome of this proposal.

Proposal 3: The approval of the Fourth Amended and Restated Westwood Holdings Group, Inc. Stock Incentive Plan requires the affirmative "FOR" vote of a majority of the votes cast at the annual meeting. As the approval of Proposal 3 is a non-routine matter under applicable rules, your bank, broker or other nominee cannot vote without instructions from you. An abstention is a vote cast under current NYSE rules, and, as a result, abstentions will have the effect of a vote "AGAINST" this proposal. A broker non-vote, however, is not a vote cast under current NYSE rules, and, as a result, will have no effect on the outcome of this proposal.

Proposal 4: The non-binding, advisory vote on the Company's executive compensation requires the affirmative "FOR" vote of a majority of the votes cast at the annual meeting. As the advisory vote on the Company's executive compensation is a non-routine matter under applicable rules, your bank, broker or other nominee cannot vote without instructions from you. Broker non-votes and abstentions will have no effect on the outcome of this proposal.

Proposal 5: The Board of Directors is seeking a non-binding, advisory vote on the recommended frequency for which the Company is to hold future stockholder advisory votes on the Company's executive compensation. Stockholders may indicate whether they recommend an advisory vote on our executive compensation once every one, two or three years or they may abstain from voting on this proposal. As the advisory vote on the frequency of future advisory votes on the Company's executive compensation is a non-routine matter under applicable rules, your bank, broker or other nominee cannot vote without instructions from you. Broker non-votes and abstentions will have no effect on the outcome of this proposal.

Proposal 6: The approval of the amendments to the Amended and Restated Certificate of Incorporation, as amended and Amended and Restated Bylaws requires the affirmative "FOR" vote of the holders of at least two-thirds (2/3) of the outstanding shares of common stock.

 Procedures for Voting

Q:	Who is entitled to vote?

A:
Only stockholders of record as of the close of business on March 6, 2017, the record date, will be entitled to vote on the proposals at the annual meeting. Each share of common stock is entitled to one vote.

Q:	How do I vote?

A:
If you are the record holder of your shares, you can vote by attending the annual meeting in person or by completing, signing and returning your proxy card in the enclosed postage-paid envelope. You can also vote by Internet at www.voteproxy.com using the control number shown on your proxy card or voting instruction card.

If your shares are held by your broker as your nominee (that is, in "street name"), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If your shares are held in street name, your proxy card may contain instructions from your broker that allow you to vote your shares using the Internet or telephone. Please consult with your broker if you have any questions regarding the electronic voting of your shares held in street name.

Q:	Is my proxy revocable and can I change my vote?

A:	If you are a stockholder of record you may revoke your proxy at any time before it is voted by doing one of the following:
	•	Sending a written notice revoking your proxy to Julie K. Gerron, our Corporate Secretary, at 200 Crescent Court, Suite 1200, Dallas, Texas 75201;
	•	Signing and mailing to us a proxy bearing a later date;
	•	Changing your vote by Internet (if you voted by Internet); or
	•	Attending our annual meeting and voting in person.

If you are not a stockholder of record, but instead hold your shares in "street name" through a bank, broker or other nominee, the above-described options for revoking your proxy do not apply. Instead, you will need to follow the instructions provided to you by your bank, broker or other nominee in order to revoke your proxy and submit new voting instructions.

Q:	Is my vote confidential?

A:	Yes. Only the inspector of votes and certain of our employees will have access to your proxy card. All comments will remain confidential, unless you ask that your name be disclosed.

Our Current Stock Ownership

Q:	What percentage of stock do the directors and executive officers own?

A:	Collectively, our executive officers and directors beneficially owned approximately 851,208 shares, or approximately 9.6%, of our outstanding common stock as of March 6, 2017.

We believe that our executive officers and directors intend to vote their shares of our common stock on each of the proposals presented in this proxy statement as recommended by the Board of Directors.

Q:	Who are the largest principal stockholders?

A:
Based on our review of Schedule 13G, Schedule 13D and Form 13F filings, as of March 6, 2017, the ten institutional stockholders with the largest percentage ownership of our outstanding common stock were GAMCO Investors, Inc. (7.0%), Wells Capital Management, Inc. (6.7%), Conestoga Capital Advisors LLC (6.5%), BlackRock, Inc. (6.3%), Royce & Associates, LLC (5.8%), Wellington Management Co LLP (3.4%), The Vanguard Group, Inc. (3.1%), Dimensional Fund Advisors LP (2.6%), Renaissance Technologies LLC (2.6%) and Punch & Associates Investment Management, Inc (1.8%).

Susan M. Byrne, our Vice Chairman, owned 3.7%, Brian O. Casey, our President and Chief Executive Officer, owned 2.9% and Mark R. Freeman, our Chief Investment Officer, owned 0.9%, of our outstanding common stock as of March 6, 2017. Our employees and directors, including Ms. Byrne and Messrs. Casey and Freeman, collectively owned approximately 23% of our outstanding common stock as of March 6, 2017.

Other Information

Q:	What is the deadline to propose actions for consideration at the 2018 annual meeting of stockholders?

A:
To be included in the proxy statement for the 2018 annual meeting, stockholder proposals must be in writing and must be received by Westwood at our principal executive office at 200 Crescent Court, Suite 1200, Dallas, Texas 75201, Attn: Corporate Secretary, no later than November 20, 2017. In addition, such stockholder proposals must comply with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which lists the requirements for the inclusion of stockholder proposals in company-sponsored proxy materials.

If a stockholder intends to present a proposal at the 2018 annual meeting, but does not seek to include the proposal in the 2018 proxy statement, notice of the proposal must be received by Westwood at our principal executive offices at least 45 calendar days before the date of this proxy statement, or your proxy will confer discretionary authority on the person(s) named in the form of proxy for the 2018 annual meeting to vote on the proposal if it is properly presented for consideration at the meeting.

Q:	How may I recommend or nominate individuals to serve as directors, and what is the deadline to propose or nominate individuals to serve as directors?

A:
You may propose director candidates for consideration by the Governance/Nominating Committee of our Board of Directors. Any such recommendations must be in writing to our Corporate Secretary at our principal executive office and received at least 120 calendar days before the one-year anniversary of the date that the proxy statement for the previous year’s annual meeting was released to stockholders. However, if we did not hold an annual meeting during the previous year or if the date of the current year’s annual meeting has been changed by more than 30 days from the date of the previous year’s annual meeting, then the deadline is a reasonable time before we begin to print and mail our proxy materials.

For the 2018 annual meeting, the deadline for proposing or nominating individuals to serve as director is November 20, 2017. Director candidates recommended by stockholders are evaluated by the Governance/Nominating Committee based on the same criteria applied by the Governance/Nominating Committee to director candidates identified by that committee. To be valid, a stockholder’s notice to the Corporate Secretary must set forth specified information, as further described in "Corporate Governance Information—Director Nominees."

Q:	Who is soliciting my proxy and who will pay the solicitation expenses?

A:
The Company is soliciting your proxy by and on behalf of our Board of Directors, and we will pay the cost of preparing and distributing this proxy statement and the cost of soliciting votes. We will reimburse stockbrokers and other custodians, nominees and fiduciaries for forwarding proxy and solicitation material to the owners of our common stock.

Q:	Who can help answer my additional questions?

A:
Stockholders who would like additional copies, without charge, of this proxy statement or have additional questions about this proxy statement, including the procedures for voting their shares, should contact:

Tiffany B. Kice, Chief Financial Officer & Treasurer Westwood Holdings Group, Inc. 200 Crescent Court, Suite 1200 Dallas, Texas 75201 Telephone: (214) 756-6900
This question and answer section is qualified in its entirety by the more detailed information contained in this proxy statement. You are strongly urged to carefully read this proxy statement in its entirety before you vote.
This proxy statement contains important information that should be read before you vote on the proposals herein. You are strongly urged to read this proxy statement in its entirety. You are also strongly urged to read our Annual Report on Form 10-K for the year ended December 31, 2016, filed with the Securities and Exchange Commission ("SEC") on February 23, 2017 (the "2016 Form 10-K"), which is being sent to you with this proxy statement.

PROPOSAL 1:
Election of Directors
Our bylaws provide that the Board of Directors of the Company (the "Board") will consist of between three and eleven directors, as determined from time to time by resolution of the Board. The Board has previously set the number of directors at eight. The terms of the eight incumbent directors expire at the 2017 Annual Meeting. Each director elected at the 2017 Annual Meeting will serve until the 2018 Annual Meeting and thereafter until his or her successor has been elected and qualified or until the director's earlier death, resignation or removal. The Board of Directors, upon the recommendation of the Governance/Nominating Committee, has nominated the nominees listed below. Each nominee has consented to being named in this proxy statement and to serve if elected.
We have no reason to believe that any of the nominees will not serve if elected, but if any of them should become unavailable to serve as a director, and if the Board of Directors designates a substitute nominee, the persons named in the accompanying proxy will vote for the substitute nominee designated by the Board of Directors, unless a contrary instruction is given in the proxy.
Each stockholder is entitled to cast one vote for each director nominee per share of common stock held by them at the close of business on March 6, 2017. A plurality of the shares represented in person or by proxy at the annual meeting and entitled to vote is required for the election of directors. This means that the eight director nominees who receive the most votes will be elected. Votes may be cast in favor of a director nominee or withheld. Stockholders may withhold authority to vote for any individual nominee by marking "FOR ALL EXCEPT" and then filling in the circle next to such director's name in the space provided for such purpose on the proxy card. Broker non-votes and votes that are withheld will be excluded entirely from the vote and will have no effect. Votes that are withheld for a particular nominee will be excluded from the vote for that nominee only.
Nominees
The persons nominated to be directors are listed below. The following information is submitted concerning the nominees for election as directors:

Name	Age	Position(s) With Westwood
Brian O. Casey	53	President, Chief Executive Officer and Director

Richard M. Frank	69	Chairman of the Board of Directors

Susan M. Byrne	70	Vice Chairman of the Board of Directors

Ellen H. Masterson	66	Director

Robert D. McTeer	74	Director

Geoffrey R. Norman	73	Director

Martin J. Weiland	68	Director

Raymond E. Wooldridge	78	Director

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
FOR THE APPROVAL OF EACH OF THE DIRECTOR NOMINEES.
The biographical information for each director nominee is set forth below.
Brian O. Casey has served Westwood as Chief Executive Officer of Westwood since January 2006, as President and a director since its inception in December 2001, as Secretary from December 2001 to March 2014, and as Chief Operating Officer from 2001 to 2005. Mr. Casey has served as Chief Executive Officer of Westwood Management since January 2006, as President since 2002, and as a director since 2000. Mr. Casey served as Chief Operating Officer of Westwood Management from 2000 to 2005, as Executive Vice President from 2000 to 2002, and as Vice President from 1992 to 1996. Mr. Casey has served as director of Westwood Trust since 1996 and also served as President of Westwood Trust from 1996 to 2013. Since 2002, Mr. Casey has served on the Tartan Board of Directors, a group exclusively devoted to raising money for the Texas Scottish Rite Hospital for Children. He was appointed in 2008 to the board of the Baylor Health Care System Foundation, which helps raise money to support Baylor Health Care System's mission of patient care, education, research and community service. In 2011, he was appointed to the Board of the Cooper Institute, an organization dedicated to scientific research in the field of preventative medicine and public health.
As the Chief Executive Officer of the Company and with over 20 years in senior executive roles with the Company, Mr. Casey brings extensive knowledge of and experience with the Company and its business as well as valuable leadership and management skills. Mr. Casey has deep knowledge of the Company's operations, strategies and competitive environment as well as the asset management industry as a whole.
Richard M. Frank has served as a director of Westwood and Westwood Trust since February 2006, and as Chairman of the Board of Directors since May 1, 2015. Mr. Frank was previously employed by CEC Entertainment, Inc. ("CEC"), a Dallas-based company that operates a chain of pizza and children's entertainment restaurants, until his retirement in March 2014. CEC was an NYSE-listed company until February 2014. From December 2008 until February 2014, he served as Executive Chairman of the Board of CEC. Mr. Frank served CEC as a director from June 1985 to February 2014, as Chairman of the Board and Chief Executive Officer from March 1986 to December 2008, and as President and Chief Operating Officer from June 1985 to October 1988. Prior to CEC, Mr. Frank served for 12 years as Chief Operating Officer of S&A Restaurant Co., a subsidiary of the Pillsbury Company.
Mr. Frank brings extensive knowledge with regard to executive and board level oversight of a public company through his significant experience as chief executive officer, chairman and director of CEC. Mr. Frank also has a deep understanding of business, governance, compensation and financial matters through his service with CEC.
Susan M. Byrne has served as a director of Westwood since its inception in December 2001 and served as Chairman of the Board of Directors from Westwood's inception through May 1, 2015, at which time she began serving as Vice Chairman of the Board of Directors, a position which she currently holds. Ms. Byrne also serves as a consultant to the Company under an agreement dated March 17, 2015. Ms. Byrne served as Director, Global Initiatives for Westwood from February 2012 to July 2015. She served Westwood as Co-Chief Investment Officer from January 2011 to February 2012, as Chief Investment Officer from January 2006 to February 2012, and as Chief Executive Officer from December 2001 to December 2005. Ms. Byrne is the founder of Westwood Management Corp., and has served as its Chairman of the Board since 1983, as Chief Investment Officer from 1983 to February 2012, as Chief Executive Officer from 1983 to 2005, and as President from 1983 to 2002. She served as a director of Westwood Trust from 1996 to 1999. She currently serves as a Trustee of the Naval Postgraduate School Foundation, and she has previously served as a member of the Board of Presbyterian Communities & Services Foundation, as a member of the Board of the University of Texas Investment Management Company, and as a member of the Board of Trustees for the City of Dallas Employees Retirement Fund.
As the Founder and Vice Chairman of the Board of the Company and as a result of her tenure with the Company and its subsidiaries for over 30 years, Ms. Byrne brings extensive knowledge of and experience with the Company and its business as well as valuable leadership and management experience. Ms. Byrne has deep knowledge of the Company's operations, strategies and competitive environment as well as the asset management industry as a whole. With over 40 years of experience in the investment management business, Ms. Byrne is uniquely qualified to provide insight to the Board on the Company's investment management strategies and operations.

Ellen H. Masterson has served as a director of Westwood and Westwood Trust since 2014. She retired as a partner with PricewaterhouseCoopers ("PwC") in 2008, having served in such capacity since 1999 and also from 1985 to 1997. Ms. Masterson specialized in the audits of companies involved in various sectors of the financial services industry, including investment management firms and public companies with a focus on mergers and acquisitions. She held senior positions within the leadership of PwC from 2001 to 2008, including international responsibilities across the global network of PwC firms. From 1997 to 1999, Ms. Masterson served as Senior Vice President and Chief Financial Officer of American General Corporation, prior to its acquisition by American International Group, Inc. Since 1982, she has served on numerous nonprofit boards and is currently a Trustee of Presbyterian Communities & Services, a provider of senior care and hospice services.
Ms. Masterson brings extensive knowledge of financial reporting and accounting issues faced by companies in the financial services industry, as well as experience with international business, strategic planning and corporate governance from 40 years of dealing with clients, as a public company Chief Financial Officer and a trustee of nonprofit organizations.
Robert D. McTeer has served as a director of Westwood and Westwood Trust since July 2007. Mr. McTeer was a Distinguished Fellow at the National Center for Policy Analysis ("NCPA") from January 2007 to June 2014. Prior to joining the NCPA, he was Chancellor of the Texas A&M University System from November 2004 through November 2006. Before that, he had a 36-year career with the Federal Reserve System, including nearly 14 years as President of the Federal Reserve Bank of Dallas and as a member of the Federal Open Market Committee ("FOMC"). Mr. McTeer also serves as a Director of Beal Bank (Plano) and Beal Bank USA (non-public). He is a former Director of Aquinas Companies (non-public), Guaranty Bank (public), the University of Georgia's College of Business (nonprofit), the National Council on Economic Education (nonprofit) and Refocus, Inc. (non-public). He is a former Director and President of the Association of Private Enterprise Education (nonprofit).
Mr. McTeer brings extensive knowledge of capital markets and the global economy, having served with the Federal Reserve System for 36 years. Mr. McTeer also brings valuable experience in business, governance, compensation and financial matters through his current and prior service as a director for other public and private companies.
Geoffrey R. Norman has served as a director of Westwood and Westwood Trust since April 2007. He worked for General Electric Company from 1968 to 2004, serving in various roles including Comptroller of GE Española, Chief Financial Officer of GE International Contractor Equipment, Vice President & Treasurer of GE Capital, and Executive Vice President of GE Asset Management from April 1988 to March 2004. Mr. Norman serves on a global board for buildOn, a not-for-profit entity that builds schools in underdeveloped countries and organizes after-school clubs in US high schools. Mr. Norman is also an advisor and Distribution Committee member for 5AM Ventures, a venture capital biotech firm based in San Francisco, California.
Mr. Norman brings extensive financial, operational, regulatory and strategy expertise to the Board, having served in several finance and executive management roles over a 36-year career at General Electric. As a former executive with GE Asset Management, where he led the creation of GE's external money management business and served on the Boards of Trustees of the GE Pension Fund and GE Canada's Pension Plan, Mr. Norman brings extensive knowledge of the institutional investment management business from both the asset manager and plan sponsor perspective.
Martin J. Weiland has served as a director of Westwood and Westwood Trust since December 2010. He retired as Chairman, President and Chief Executive Officer of Northern Trust Bank of Texas N.A. in May 2009. Before his appointment as CEO in 1997, Mr. Weiland served as Chief Fiduciary Officer of Northern Trust Bank of Texas N.A. He has more than 35 years of experience in the trust and investment management industry. Mr. Weiland began his career at Continental Illinois National Bank in 1973. He then moved to Texas to become Manager of Employee Benefits for Texas Commerce Bank. In 1987, he joined First Republic Bank (Bank of America) to manage Corporate and Institutional Trust. He is a past Chairman of the Trust Financial Services Division of the Texas Bankers Association and has served on various industry-related committees including the American Bankers Association and the Texas Bankers Association. He is on the Board of The Dallas Opera, having served as President/Chairman on two separate occasions.
Mr. Weiland brings extensive knowledge of the trust and investment management industries to the Board, having served over 35 years with Northern Trust Bank of Texas N.A., First Republic Bank, Texas Commerce Bank and Continental Illinois National Bank. Mr. Weiland brings a deep understanding of the competitive, regulatory, client service and strategic issues facing the Company.

Raymond E. Wooldridge has served as a director of Westwood since it became a public company in December 2001. He has served as a director of Westwood Trust since 2000. Mr. Wooldridge is Chairman of the Board of Reeves Bancshares, Inc., a one-bank holding company whose principal subsidiary is Stockmans Bank, which serves southwestern Oklahoma and the Dallas area. Mr. Wooldridge is also Chairman of the Board of Archaea Solutions, Inc., a private wastewater treatment company. He also serves as director and Investment Committee member of the Catholic Diocese Educational Endowment Trust Fund. Until February 2014, Mr. Wooldridge was a director of CEC, a Dallas-based company that operates a chain of pizza and children's entertainment restaurants. CEC was an NYSE-listed company until February 2014. He was also a director of Davidson Companies, Inc., a large financial services holding company headquartered in Montana, from 1994 to 2009. He also served as a director of Davidson Trust Company, a wealth management and trust firm, from 2001 to 2005. From 1986 to 1999, he was a director of SWS Group, Inc. ("SWS"); from 1996 to 1999, he served as the Vice Chairman and Chairman of the Executive Committee of SWS; from 1993 to 1996, he served as Chief Executive Officer of SWS; and from 1986 to 1993, he served as President and Chief Operating Officer of SWS. He is a past Chairman of the National Securities Clearing Corporation, which was a national clearing agency registered with the SEC, and past Vice Chairman of the Board of Governors of the National Association of Securities Dealers.
Mr. Wooldridge brings extensive financial, operational, regulatory and strategy expertise to the Board, having served in senior executive roles with SWS for over 13 years. In addition, as a former senior executive and director of SWS, our former parent company, Mr. Wooldridge developed intimate knowledge of the Company's operations, firm history and competitive landscape. Mr. Wooldridge brings valuable experience in business, governance, compensation and financial matters through his current and prior service as a director for other public and private companies.
Corporate Governance Information
The Board of Directors held seven meetings during 2016. All of the incumbent director nominees attended all of the meetings held in 2016. The standing committees of the Board of Directors currently consist of the Audit Committee, the Compensation Committee and the Governance/Nominating Committee. The membership and duties of these committees are described below.

Independent Directors (1)	Audit Committee	Compensation Committee	Governance/Nominating Committee
Richard M. Frank (2)	M	C	M
Ellen H. Masterson (3)	C		M
Robert D. McTeer			M
Geoffrey R. Norman (3)	M		M
Martin J. Weiland		M	C
Raymond E. Wooldridge	M	M	M
___________________
M    Committee member
C    Committee chair

(1)
The Board of Directors has determined that all members of the Audit, Compensation and Governance/Nominating Committees are "independent directors" under the applicable rules of the NYSE and the Securities and Exchange Commission ("SEC").

(2)	Richard M. Frank is the Chairman of the Board of Directors and, as such, he chairs executive sessions of the Board of Directors.

(3)
The Board of Directors has determined that Geoffrey R. Norman and Ellen H. Masterson are qualified as Audit Committee financial experts within the meaning of the regulations of the SEC and have accounting and related financial management expertise within the meaning of the NYSE Corporate Governance Listing Standards.

Board Committees
Audit Committee. The Audit Committee operates pursuant to a charter approved by our Board of Directors, which the Audit Committee reviews periodically to determine if revisions are necessary or appropriate. A copy of the charter is posted on our website at www.westwoodgroup.com. In addition, a copy of the charter is available upon written request to our Corporate Secretary at our principal executive office (200 Crescent Court, Suite 1200, Dallas, Texas 75201). The Audit Committee monitors our independent auditors, as well as the preparation of our financial statements and our system of internal control over financial reporting. The Audit Committee selects an independent accounting firm to conduct the annual audit, monitors the independence of our independent accountants and monitors our accounting and financial reporting processes and audits of our financial statements. The Audit Committee is responsible for reviewing reports from management relating to our financial condition and other matters that may have a material impact on our financial statements and compliance policies. The Audit Committee is responsible for asking our management and independent auditors about the appropriateness of the accounting principles we follow, as well as reviewing changes in accounting principles and their impact on our financial statements in terms of the scope of audits conducted or scheduled to be conducted. The Audit Committee is further responsible for preparing a report stating, among other things, whether our audited financial statements should be included in our Annual Report on Form 10-K. Finally, the Audit Committee evaluates the adequacy and effectiveness of our risk assessment, risk management policies, and overall enterprise risk management. The Audit Committee met five times during 2016. All members of the Audit Committee attended all of the meetings held in 2016.
Compensation Committee. The Compensation Committee operates pursuant to a charter approved by our Board of Directors, a copy of which is posted on our website at www.westwoodgroup.com. In addition, a copy of the charter is available upon written request to our Corporate Secretary at our principal executive office (200 Crescent Court, Suite 1200, Dallas, Texas 75201). The Compensation Committee authorizes and determines all compensation for our executive officers, administers our incentive compensation plans in accordance with the powers granted in such plans, determines any incentive awards to be made to our officers, administers our stock incentive plans and other equity ownership, compensation, retirement and benefit plans, approves the performance-based compensation of individuals pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended, and administers other matters relating to compensation and benefits. The Compensation Committee met six times during 2016. All members of the Compensation Committee attended all of the meetings held in 2016, with the exception of Mr. Wooldridge, who was unable to attend one meeting.
Governance/Nominating Committee. The Governance/Nominating Committee operates pursuant to a charter approved by our Board of Directors, a copy of which is posted on our website at www.westwoodgroup.com. In addition, a copy of the charter is available upon written request to our Corporate Secretary at our principal executive office (200 Crescent Court, Suite 1200, Dallas, Texas 75201). The primary function of the Governance/Nominating Committee is to develop and oversee the application of corporate governance principles to Westwood, to identify and evaluate qualified candidates for Board membership, recommend director nominees to the Board to be voted on at the annual meeting of stockholders, and communicate with members of the Board regarding Board and committee meeting format and procedures. The Governance/Nominating Committee met five times during 2016. All members of the Governance/Nominating Committee attended all of the meetings held in 2016, with the exception of Mr. Wooldridge, who was unable to attend one meeting.
Director Independence
Our Board of Directors has adopted Corporate Governance Guidelines regarding director independence, among other matters. The full text of our Corporate Governance Guidelines is available on our website at www.westwoodgroup.com. In addition, a copy of our Corporate Governance Guidelines is available upon written request to our Corporate Secretary at our principal executive office (200 Crescent Court, Suite 1200, Dallas, Texas 75201).
Pursuant to our Corporate Governance Guidelines, a majority of the members of our Board of Directors, as well as all members of each committee of the Board, must be non-management directors who meet the "independence" requirements of the NYSE Corporate Governance Listing Standards and other governing laws and regulations. In addition, all members of the Audit Committee must meet additional "independence" standards required under the Exchange Act. Our Board of Directors annually reviews director independence. In the 2016 review, the Board of Directors reviewed directors' responses to a questionnaire asking about their relationships, and the relationships of their family members, with us, and other potential conflicts of interest. In addition, our Board of Directors was aware that some of our directors and individuals or entities affiliated with such directors have asset management accounts held by one of our subsidiaries and managed by us. After noting such items, and based upon its review, the Board of Directors unanimously determined that none of these relationships constituted a material relationship with us that would affect the "independence" of any such director under SEC and NYSE rules.
As a result, the Board affirmatively determined that Messrs. Frank, McTeer, Norman, Weiland and Wooldridge and Ms. Masterson are "independent" as defined under SEC and NYSE rules. Ms. Byrne, who currently serves as a consultant to the Company, and Mr. Casey, who served as an executive officer of the Company during 2016, are not independent directors.

Board Leadership Structure
Our Board of Directors currently separates the roles of Chief Executive Officer and Chairman of the Board; however, the Board does not have a policy in place that requires these two roles to remain separate. Brian O. Casey serves as our President, Chief Executive Officer and director, and Richard M. Frank serves as our Chairman of the Board. As President and Chief Executive Officer, Mr. Casey has primary responsibility for the day-to-day operations of the Company and provides leadership on the Company's key strategic objectives. As Chairman of the Board, Mr. Frank (i) provides leadership to the Board and chairs its meetings, (ii) chairs executive sessions of the non-management directors, and (iii) sets the agenda items for such meetings and sessions. In accordance with our Corporate Governance Guidelines, our non-management directors meet in executive session without the presence of management on a regular basis.
With a supermajority of independent directors, an Audit Committee, a Compensation Committee and a Governance/Nominating Committee each comprised entirely of independent directors, a Chairman of the Board who chairs all executive sessions of the non-management directors and who has extensive knowledge with regard to executive and board level oversight of a public company through his significant experience as chief executive officer, chairman and a director of CEC, and who also has a deep understanding of business, governance, compensation and financial matters through his service with CEC, the Board of Directors believes that its current leadership structure provides an appropriate balance that best serves the Company and its stockholders.
Board's Role in Risk Oversight
The Board's role in the Company's risk oversight process includes receiving regular reports from members of senior management on areas of material risk to the Company, including operational, financial, legal and regulatory and strategic risks. The Audit Committee is responsible for oversight of risks relating to the Company's accounting matters, financial reporting and legal and regulatory compliance. To satisfy these oversight responsibilities, the Audit Committee meets regularly with management, the Company's internal auditor and Deloitte & Touche LLP, the Company's independent auditor. The Compensation Committee is responsible for overseeing risks relating to employment policies and the Company's compensation and benefits programs. To satisfy these oversight responsibilities, the Compensation Committee meets regularly with management to understand the implications of compensation decisions, particularly the risks the Company's compensation policies may pose to the Company's financial condition, human resources and stockholders. The Governance/Nominating Committee is responsible for overseeing risks relating to overall corporate governance and succession planning. To satisfy these oversight responsibilities, the Governance/Nominating Committee annually reviews Board composition, as well as Board and committee performance, and periodically reports to the Board on corporate governance and succession planning matters.
Additionally, the Board's risk oversight function is supported by the directorships of Mr. Casey and Ms. Byrne, whose industry knowledge and experience provide the Board with a deep understanding of the risks facing the Company. Accordingly, the Board of Directors believes that having Mr. Casey and Ms. Byrne serve on the Board, together with a supermajority of independent directors and three independent Board committees, provides the appropriate leadership structure to assist in effective risk oversight by the Board.
Risks Related to Compensation Policies and Practices
As part of its oversight of the Company's executive and non-executive compensation programs, the Compensation Committee considers the impact on our risk profile of our compensation programs, and the incentives created by the compensation awards that it administers. In addition, the Company reviews all of its compensation policies and procedures, including the incentives that they create and factors that may affect the likelihood of excessive risk-taking, to determine whether they present a material risk to the Company. The Compensation Committee also considers the following risk mitigating factors:

•	Overall compensation levels that are competitive with the market;

•	Limits on annual cash incentive awards;

•	The Compensation Committee's discretionary authority to reduce annual cash incentive awards;

•	Use of long-term equity incentive awards to reward executives and other key employees for driving sustainable, profitable growth for stockholders and clients;

•	Vesting periods for long-term equity incentive awards that encourage executives and other key employees to focus on sustained stock price appreciation; and

•
The Company's internal control over financial reporting and other financial, operational and compliance policies and practices currently in place that are intended to prevent manipulation of performance.

  Based on this review, the Company has concluded that its compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company.

Director Nominees
The Board of Directors has delegated to the Governance/Nominating Committee specific responsibilities relating to selection of directors to serve on the Board. The Governance/Nominating Committee is responsible for identifying potential candidates for Board membership and for recommending to the Board a slate of director candidates to stand for election at the annual meeting of our stockholders. The Governance/Nominating Committee seeks to identify, and the Board then selects, director candidates who (i) have significant business experience that is relevant and beneficial to the Board and Westwood, (ii) are willing and able to make a sufficient time commitment to the affairs of Westwood to effectively perform the duties of a director, including regular attendance at Board and committee meetings, (iii) are committed to the long-term growth and profitability of Westwood, (iv) are individuals of character and integrity, (v) are individuals with inquiring minds willing to challenge and stimulate management and (vi) represent the interests of Westwood as a whole and not just the interests of a particular stockholder or group. The Governance/Nominating Committee does not have a specific policy considering diversity in identifying director candidates, but uses the criteria listed above. The Governance/Nominating Committee believes these criteria are the key factors in identifying qualified director candidates.
The Governance/Nominating Committee has a policy for considering new director candidates recommended by our stockholders if such recommendations are made in compliance with the following procedures. A stockholder wishing to recommend a candidate for inclusion as a director nominee in the proxy statement for our annual meeting must submit a written notice of the recommendation to our Corporate Secretary at our principal executive office. The submission must be received at our principal executive office not fewer than 120 calendar days before the one-year anniversary of the date that the proxy statement for the previous year's annual meeting was released to stockholders. However, if we did not hold an annual meeting during the previous year, or if the date of the current year's annual meeting has been changed by more than 30 days from the date of the previous year's meeting, then the deadline will be a reasonable time before we begin to print and mail our proxy materials. For the 2018 annual meeting, the deadline is November 20, 2017. Director candidates recommended by stockholders are evaluated by the Governance/Nominating Committee using the same criteria applied by the Governance/Nominating Committee to director candidates identified by that committee, as described in the previous paragraph.
To be valid, a stockholder's notice to the Corporate Secretary must set forth (i) the name and address of the stockholder recommending such candidate, as such information appears on our books (if the stockholder is a record holder), (ii) the class and number of shares of Westwood stock beneficially owned by the stockholder, (iii) the name, age, business address and residence address of each candidate proposed in the notice, (iv) each candidate's biographical data and qualifications, (v) the class and number of shares of Westwood stock beneficially owned by the candidate, if any, (vi) a description of all arrangements or understandings between the stockholder (or between any person(s) at whose request the stockholder is making the recommendation) and each candidate, and (vii) any other information required to be disclosed in solicitations of proxies for election of directors or otherwise required pursuant to Regulation 14A under the Exchange Act. The foregoing information must be provided with respect to any person that the stockholder proposes to recommend for election or re-election as a director. The prospective candidate's signed written consent to being named in the proxy statement as a nominee and to serving as a director if elected must also be provided.
For the 2017 Annual Meeting, our Governance/Nominating Committee has not received a candidate recommendation from any stockholder (or group of stockholders), including any stockholder (or group of stockholders) that beneficially owns more than five percent of our common stock.

Communications with the Board
Stockholders or other interested parties may communicate with the Board of Directors or particular Board members (including our Chairman or non-management directors as a group) by mailing a written communication to our Corporate Compliance Officer at 200 Crescent Court, Suite 1200, Dallas, Texas 75201, by email to compliance@westwoodgroup.com or by telephone to 214-756-6900. All communications are received and processed by the Corporate Compliance Officer before being referred to the appropriate Board member(s). Complaints relating to our accounting, internal controls or auditing matters, and concerns regarding questionable accounting or auditing matters, are referred to the Chairman of the Audit Committee. Other communications intended for the Board of Directors at large are referred to our Chairman, while communications intended for specific Board members are referred to those Board members. Advertisements, solicitations for periodicals or other subscriptions, and similar communications are not forwarded to Board members. In the event that a complaint or concern appears to involve the Corporate Compliance Officer, then the stockholder or other interested party is encouraged to contact directly the Chairman of the Audit Committee, Ellen H. Masterson at emasterson@westwoodgroup.com.
Stockholders may also communicate directly with Board members at the annual meetings of stockholders, as it is our policy that Board members should attend such meetings and make themselves available to address any matters properly brought before the meetings. All of our Board members attended the 2016 annual meeting of stockholders.

Code of Business Conduct
All of our employees, including our principal executive officer, principal financial officer and principal accounting officer, and all of our directors, are required by our Code of Business Conduct to conduct business in the highest legal and ethical manner. The full text of the Code of Business Conduct is available on our website at www.westwoodgroup.com. In addition, a copy of the Code of Business Conduct is available upon written request to our Corporate Secretary at our principal executive office address. We intend to post amendments to or waivers from the Code of Business Conduct as required by applicable rules on our website.
Our employees are required to report any conduct that they believe could in any way be construed as a fraudulent or illegal act or otherwise in violation of the Code of Business Conduct. The Audit Committee has established procedures to receive, retain and address complaints regarding accounting, internal accounting controls or auditing matters and to allow for the confidential and anonymous submission by employees of related concerns.
Director Compensation
We pay each non-employee member of our Board of Directors a $60,000 annual retainer. The Chairman of the Board receives an additional $20,000 annual retainer, the committee chairs for the Audit and Compensation Committees each receive an additional $10,000 annual retainer and the committee chair for the Governance/Nominating Committee receives an additional $5,000 annual retainer. There are no fees for attendance at Board or committee meetings. Additionally, upon election or re-election as a member of our Board of Directors, each non-employee director is awarded restricted shares of our common stock, which generally vest 12 months from the date of grant. Each restricted share award is to be made in a number of shares equal in value to $90,000 on the date of the award.
The Board has established a policy that non-employee directors should own a minimum number of shares of our common stock equal to five times the dollar amount of their annual retainer within five years of their initial election or the establishment of this policy, whichever is later. In the event a significant decline in the price of the Company's common stock causes a non-employee director's holdings to fall below the applicable threshold, that non-employee director will not be required to purchase additional shares to meet the threshold, but such non-employee director may not sell or transfer any shares until holdings above the threshold has again been achieved. Compliance with these stock ownership guidelines is evaluated periodically as determined by our Board of Directors. As of December 31, 2016, all of our non-employee directors were in compliance with, or on target to meet, the requirements of this stock ownership policy within the established compliance time-frame.
The Compensation Committee reviews our compensation arrangements for directors from time to time. Brian O. Casey, our President and Chief Executive Officer, is not included in this table as he is a Company employee and receives no compensation for his service as director. See "Executive Compensation" for information concerning Mr. Casey's compensation. The Company's executive officers do not make recommendations regarding the non-employee directors' compensation.

2016 Director Summary Compensation Table

Name	Fees Earned or Paid in Cash ($)	All Other Compensation ($) (1)	Stock Awards ($) (2)	Total ($)
Susan M. Byrne	60,000	252,500	90,000	402,500
Richard M. Frank	90,000	5,000	95,000	190,000
Ellen H. Masterson	70,000	5,000	95,000	170,000
Robert D. McTeer	60,000	5,000	95,000	160,000
Geoffrey R. Norman	60,000	5,000	95,000	160,000
Martin J. Weiland	65,000	5,000	95,000	165,000
Raymond E. Wooldridge	60,000	4,000	95,000	159,000
_______________________________

(1)
Susan M. Byrne earned $250,000 as a consultant for the Company from January 1, 2016 to December 31, 2016. Each non-employee director also earns a $1,000 annual retainer and $1,000 for each regularly scheduled quarterly meeting for serving on the separate Board of Directors of Westwood Trust.

(2)
Stock awards include a $90,000 award for each non-employee director and a $5,000 award for each non-employee director serving on the separate Board of Directors for Westwood Trust. Stock awards reflect the grant date fair value of the time-based restricted stock granted to directors in 2016 in accordance with Accounting Standards Codification Topic 718 ("ASC 718"), "Stock Compensation" (except no assumptions for forfeitures were included). The assumptions used in the valuation of the restricted stock awards are discussed in Note 9 "Employee Benefits" of our audited financial statements, which are included in our 2016 Annual Report on Form 10-K. All restricted stock grants were made under the Third Amended and Restated Westwood Holdings Group, Inc. Stock Incentive Plan and are subject to a one-year vesting period as described above.

As of December 31, 2016, our directors, other than Brian O. Casey, held the following unvested restricted stock:

Name	Unvested Restricted Stock
Susan M. Byrne(1)	1,488
Richard M. Frank(1)	1,570
Ellen H. Masterson(1)	1,570
Robert D. McTeer(1)	1,570
Geoffrey R. Norman(1)	1,570
Martin J. Weiland(1)	1,570
Raymond E. Wooldridge(1)	1,570
_______________________________

(1)	Issued on April 27, 2016 and have a vesting date of April 27, 2017, subject to such director's continued service as a director through the vesting date.

EXECUTIVE OFFICERS
Biographical information regarding Westwood's current executive officers and other key employees is as follows:
Brian O. Casey, age 53. See biographical information in the "Proposal 1 – Election of Directors" section.
Tiffany B. Kice, age 49, joined Westwood in 2014 and serves as Senior Vice President, Chief Financial Officer and Treasurer. Prior to joining Westwood, Ms. Kice served as Chief Financial Officer and Treasurer of CEC Entertainment, Inc. ("CEC"), a Dallas-based company that operates a chain of pizza and children's entertainment restaurants. CEC was an NYSE-listed company until February 2014. From 1995 to 2010, she was with KPMG LLP where she became an Audit Partner in 2006. Ms. Kice is a Certified Public Accountant and is a member of the American Institute of Certified Public Accountants.
Mark R. Freeman, age 49, has served as Executive Vice President and Chief Investment Officer since February 2012. Mr. Freeman served as Executive Vice President and Co-Chief Investment Officer from January 2011 to February 2012. He served as Senior Vice President and Portfolio Manager for Westwood from July 2006 to December 2010. He joined Westwood in 1999 as Assistant Vice President and served as Vice President and Portfolio Manager from July 2000 to July 2006. Mr. Freeman is a member of the American Economics Association, the CFA Institute, and the CFA Society of Dallas/Fort Worth. Additionally, he is a member of the Board of Trustees of Millsaps College, and serves as a board member for the Wilson Fund.
Julie K. Gerron, age 49, has served as Senior Vice President, General Counsel of Westwood since March 2013 and Corporate Secretary since March 2014. Prior to that, she served as Vice President, General Counsel from July 2007 to March 2013, and as Vice President, Assistant General Counsel from July 2005 to July 2007. Ms. Gerron previously served as Vice President, Research Analyst from January 2004 to July 2005. From 1998 to 2004, Ms. Gerron worked at Smith & Summers LLC where she served as portfolio manager for various funds. From 1992 to 1998, she worked for various branches of the State of Oklahoma government, including as Assistant Attorney General, Deputy General Counsel of the Insurance Department, and as Special Counsel to the Executive Director of the House of Representatives. Ms. Gerron is a member of the State Bar of Texas, the State Bar of Oklahoma and the CFA Institute.
Randall L. Root, age 56, has served as President of Westwood Trust, Dallas since March 2013. Prior to that, he served as Senior Vice President – Trust Investment Officer from June 1999 to March 2013. He joined Westwood in 1993 as Assistant Vice President, Research Analyst. He has extensive experience in asset allocation and separate account management of client portfolios, as well as new business development and ongoing client service. Mr. Root is a member of the Westwood Trust Board of Directors. He serves on the Advisory Council of the Dallas Foundation, on the Board of Equest Therapeutic Horsemanship, and on the Finance Committee of the Dallas Zoo. He is a member of the CFA Institute and the CFA Society of Dallas-Fort Worth.
There are no family relationships among the directors, executive officers and other key employees of Westwood, except as described under "Certain Relationships and Related Party Transactions – Review and Approval of Related Party Transactions."

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
This compensation discussion and analysis provides information regarding our executive compensation program in 2016 for the following executive officers of the Company (collectively, the "named executive officers"):

•	Brian O. Casey, President and Chief Executive Officer;

•	Tiffany B. Kice, Senior Vice President, Chief Financial Officer & Treasurer;

•	Mark R. Freeman, Executive Vice President and Chief Investment Officer;

•	Julie K. Gerron, Senior Vice President, General Counsel and Corporate Secretary; and

•	Randall L. Root, President, Westwood Trust Dallas
Overview of our Executive Compensation Program
The intellectual capital of our employees is one of the most important assets of our firm. As an asset manager, our financial results are primarily based upon the amount of assets we manage, which is dependent on our ability to generate competitive long-term investment performance, build strong relationships with clients, investment consulting firms and other financial intermediaries, provide attentive client service and develop new client relationships, all of which depend, in part, on the intellectual capital of our employees, including the named executive officers.
Highlights of our 2016 performance include the following:

•
Assets under management as of December 31, 2016 were $21.2 billion, a 2% increase compared to $20.8 billion at December 31, 2015; average assets under management decreased 2% to $21.2 billion for 2016 compared to 2015, which contributed to a 6% decrease in total revenues in 2016.

•Strong performance in our Emerging Markets, SmallCap Value and Global Convertibles strategies.

•	Our Concentrated LargeCap strategy reached its three-year anniversary with performance well ahead of its benchmark over the three-year period.

•
In October 2016, the Board approved a 9% increase in our quarterly dividend to $0.62 per share, or an annual rate of $2.48, resulting in a dividend yield of 4.1% using the year-end stock price of $59.99 per share.

•	Our financial position remains strong with liquid cash and investments of $90.2 million and no debt as of December 31, 2016.
We believe that the quality, expertise and commitment of our named executive officers are critical to achieving our business objectives and strategies. Accordingly, a principal objective of our executive compensation program is to deliver competitive total direct compensation (i.e., base salary, annual cash incentive awards, long-term equity awards, and mutual fund awards) that attract, motivate and retain talented executives who can contribute to the success of our business.
We also believe it is important that our executive compensation program reflect strong corporate governance.

Significant Aspects of our Executive Compensation Program

What We Do	What We Do Not Do
✓ Variable "at risk" compensation accounts for a significantly larger portion of pay than fixed base salary	✗ We do not provide significant perquisites to executives
✓ Compensation outcomes are aligned with performance achievement	✗ We prohibit hedging and short-sales of Company stock by executives and directors
✓ Incentive plan payouts for executives have caps on the amount that can be earned	✗ We discourage executives and directors from pledging Company stock or holding shares in a margin account
✓ Change-in-control severance is "double trigger"	✗ We do not pay dividends on unvested equity-based compensation awards
✓ Officers and directors are required to own significant amounts of Company stock	✗ We prohibit repricing of stock options without shareholder approval
✓ Clawback policy allowing recoupment of incentives for financial restatements due to misconduct or fraud	✗ We do not gross-up change-in-control related benefits for excise tax
✓ Provide reasonable post-employment and change-in-control arrangements
✓ The Committee reviews competitive compensation market data relative to our peer group and our industry
Stockholders Advisory Vote on Executive Compensation
Our last advisory vote on our executive compensation was at our 2014 Annual Meeting of Stockholders, whereby the stockholders approved the non-binding resolution relating to executive compensation. We are continuously evaluating our pay practices and, as further discussed in Proposal 4 of this proxy statement, we are conducting an advisory vote on our executive compensation at this year’s Annual Meeting of Stockholders.
Compensation Committee Response to 2014 Say on Pay Vote
In response to the voting results from our 2014 shareholder advisory vote on executive compensation, the Compensation Committee engaged a third party compensation consultant to review our executive compensation arrangements during 2015 and, as a result, adopted significant changes to our executive compensation program for 2016.

•	Entered into a new employment agreement with our Chief Executive Officer, Mr. Casey, which provides for the following features:

◦	Three-year term (shortened from a five-year term under the previous agreement);

◦	Double-trigger change-in-control related cash severance, requiring a qualifying termination of employment within 24 months following a qualifying change-in-control event; and

◦	"Net best" treatment for potential excise taxes (no gross-up provided);

•	Implemented stock ownership guidelines for the CEO, certain other executives and members of our Board of Directors, requiring the following minimum holdings:

◦	Chief Executive Officer holdings equal 6x base salary;

◦	Officers reporting directly to CEO holdings equal 3x base salary;

◦	Non-employee members of our Board of Directors holdings equal 5x cash retainer; and

◦
For each of the above, those subject to these stock ownership guidelines have up to five years to meet the minimum ownership level and are required to hold 100% of net shares acquired through vesting of equity-based compensation programs until the minimum guideline level is met;

•
Adopted a "clawback" policy allowing our Board of Directors the discretion to recoup incentive compensation earned for performance that was subject to materially misstated financial reporting due to misconduct or fraud;

•
Modified the annual incentive plan for the CEO from a fixed percentage of annual pretax income to a more structured scorecard with multiple pre-established performance goals to improve the alignment of executive pay with Company performance and to diversify performance metrics so that our short- and long-term incentive plans no longer have significantly overlapping performance criteria;

•
Modified the long-term incentive program for the CEO for 2016 from a front-loaded five-year equity award to an annual performance-based award structure equally weighted between two performance-based restricted stock awards, each tied to its own annual performance goal with additional time-based vesting; and

•
Modified the peer group of companies used to benchmark compensation in 2015 (for informing 2016 compensation decisions) to a set of companies more reflective of Westwood’s size, complexity and business.

Furthermore, to demonstrate the Compensation Committee’s commitment to aligning pay and performance, Mr. Casey and the Compensation Committee mutually agreed to reduce the number of shares Mr. Casey earned under his 2016 performance-based restricted stock award. The formulaic outcome would have resulted in an above-target amount of shares that would then be subject to continued time-based vesting; however, this amount was reduced to target based on a mutual agreement between Mr. Casey and the Compensation Committee.
CEO Realized Pay
The pay of our Chief Executive Officer, Mr. Casey, as reported in the 2016 Summary Compensation Table, reflects the accounting value of long-term equity awards at grant and not the value actually realized by him from these awards. Since a significant portion of the reported compensation of Mr. Casey represents potential pay, we believe it is useful to supplement the information provided in the 2016 Summary Compensation Table by also looking at the pay that Mr. Casey actually realized during the year. The table below compares our adjusted pre-tax income to Mr. Casey’s "realized pay" for each of the last five years, illustrating the strong correlation between our financial performance and the pay actually received by our Chief Executive Officer.

For 2017, the Company adopted similar significant changes to our executive compensation program for our Chief Investment Officer:

•	Entered into a new employment agreement with Mr. Freeman, effective as of January 1, 2017, which provides for the following features:

◦	Three-year term (shortened from a five-year term under the previous agreement);

◦	Double-trigger change-in-control related cash severance, requiring a qualifying termination of employment within 24 months following a qualifying change-in-control event; and

◦	"Net best" treatment for potential excise taxes (no gross-up provided).

•
Modified our annual incentive plan for the CIO for 2017 from a fixed percentage of annual pre-tax income to a scorecard with multiple pre-established performance goals, to improve the alignment of executive pay with Company performance and to diversify performance metrics so that our short- and long-term incentive plans no longer have significantly overlapping performance criteria; and

•
Modified our long-term incentive program for the CIO for 2017 from a front-loaded five-year equity award to an annual performance-based award structure equally weighted between two performance-based restricted stock awards, each tied to its own annual performance goal with additional time-based vesting.

Our last advisory vote on the frequency of executive compensation was at our 2011 Annual Meeting of Stockholders, and a majority of the votes cast favored conducting an advisory vote on executive compensation once every three years. As discussed in Proposal 5 of this proxy statement, we are conducting an advisory vote on the frequency of executive compensation at this year's Annual Meeting of Stockholders. The Board is recommending a change in the vote frequency from once every three years to an annual vote frequency in order to give our shareholders an opportunity to provide feedback on our executive compensation program on a more frequent basis.
Compensation Philosophy and Objectives
In designing and implementing our executive compensation program, the Compensation Committee is guided by the following philosophy and objectives:

•	Deliver competitive total direct compensation at levels to attract, motivate and retain talented executives who can contribute to the success of our business;

•	Award compensation that motivates and rewards short- and long-term individual and company performance; and

•	Align named executive officers’ interests with those of our stockholders.
As further discussed below, during 2015 the Compensation Committee reviewed and considered market compensation data derived from the McLagan Survey and the Custom Peer Group (as defined below) to ensure, in its subjective judgment, that the named executive officers’ total direct compensation (i.e., base salary, annual cash incentive awards, long-term equity awards, and mutual fund awards in the case of Mr. Freeman) remained competitive in our marketplace for executive talent.
Role of Executive Officers in Compensation Decisions
In 2016, the Compensation Committee, in collaboration with Mr. Casey, formulated specific plans and awards designed to align our executive compensation program with our business objectives and strategies.
The Compensation Committee has full discretion regarding the compensation of our executive officers. Mr. Casey provided the Compensation Committee with his recommendations on the level and form of compensation for Messrs. Freeman and Root and Mses. Gerron and Kice based upon his annual review of these executive officers’ individual performance and, where applicable, their contractual employment arrangements. In 2016, the Compensation Committee reviewed and approved Mr. Casey’s recommendations without modification regarding the base salary adjustments, if any, annual cash incentive awards and long-term equity awards for Messrs. Freeman and Root and Mses. Gerron and Kice.
Mr. Casey did not make recommendations to the Compensation Committee with respect to his own compensation.

Setting Executive Compensation
Based on the foregoing philosophy and objectives, the Compensation Committee aims to structure the executive compensation program to motivate our named executive officers to achieve the Company’s business objectives and strategies and to reward them for achieving such strategies and objectives.
Market Compensation Data.
The Compensation Committee reviewed market compensation data from the McLagan 2015 Investment Management Survey–U.S., a widely-used source for compensation information within public and private investment firms (the "McLagan Survey") and a custom peer group of publicly-traded asset management companies (collectively, the "Custom Peer Group").
The McLagan Survey provides detailed analyses of compensation in greater depth for investment management employees than those available from our public peers and specifically focuses on the asset management industry. The McLagan Survey provides market compensation data for approximately 219 public and private investment management firms. Compensation analysis for particular officer positions in the McLagan Survey does not identify individual investment management and advisory firms. Instead, market compensation data is presented in different groupings by headquarter location, range of assets under management and job function. Confidentiality obligations to McLagan Partners and its survey participants prevent the disclosure of the firms included in the survey.
For 2016, the companies comprising our Custom Peer Group were:

• Artisan Partners Asset Management	• Manning & Napier
• Calamos Asset Management, Inc.	• OM Asset Management Plc
• Cohen & Steers, Inc.	• Pzena Investment Management, Inc.
• Diamond Hill Investment Group, Inc.	• Silvercrest Asset Management Group, Inc.
• Federated Investors, Inc.	• Virtus Investment Partners, Inc.
• GAMCO Investors, Inc.	• WisdomTree Investments Inc.
• Janus Capital Group Inc.
The peer companies were selected primarily based upon their (i) industry, (ii) equity market capitalization at the time of selection and (iii) assets under management, all based on publicly available information during 2015. Based on these factors, in 2015 we added WisdomTree Investments Inc. to our Custom Peer Group and removed AllianceBernstein Holdings LP, Eaton Vance Corp., Legg Mason and Waddell & Reed Financial Inc.
Most peer companies that comprise the Custom Peer Group are much larger than us in terms of revenues and assets under management. The Compensation Committee considers this size disparity when looking at market compensation data derived from the Custom Peer Group in the context of evaluating and approving compensation for the named executive officers.
The Compensation Committee considers the market compensation data derived from the McLagan Survey and the Custom Peer Group similarly relevant, with neither source of information being the determinative factor in setting executive compensation levels. The Compensation Committee uses both sources of information as a "market check" to ensure, in its subjective judgment, that individual pay components remain competitive. The Compensation Committee does not target any individual pay component of the named executive officers to fall within a specific range or percentile of the market compensation data derived from the McLagan Survey or the Custom Peer Group.

2016 Executive Compensation Components
For 2016, the principal components of compensation for the named executive officers were:

Component of Pay	Purpose and Rationale
Base salary	Fixed portion of compensation intended to reward for execution of the primary day-to-day duties and responsibilities
Annual cash incentive awards	Variable at-risk element of pay designed to reward for achieving specific pre-established performance goals for a given fiscal year
Long-term equity awards
Variable at-risk element of pay designed to drive performance that delivers long-term value to shareholders and ties the interests of our executives to those of our shareholders, as well as retain critical talent

Employee and post-retirement benefits	Market-competitive form of compensation intended to assist with the financial security and the health and welfare of our executives during and after employment with Westwood
There is no pre-established target for the allocation between (i) cash and equity-based compensation and (ii) short-term and long-term incentive compensation. Rather, the Compensation Committee considers, among other things, Company performance, individual performance, and market compensation data derived from the McLagan Survey and Custom Peer Group, as well as its own subjective judgment to determine the appropriate level and mix of each component of the executive compensation program.
As shown in the graph below, a significant portion of the named executive officers’ 2016 total direct compensation - ranging from approximately 58% to 89% - represented "at risk" compensation, delivered in the form of annual cash incentive awards and long-term equity awards. This range excludes Ms. Kice, who was entitled to a minimum Annual Cash Incentive Award pursuant to the terms of her offer letter.

Base Salary
Base salary is the fixed component of the named executive officers’ annual cash compensation. The Company provides the named executive officers with a base salary to compensate them for services rendered during the fiscal year and in recognition of their expertise, skills, knowledge and experience.
Salary levels are typically considered annually as part of our performance review process, as well as upon promotions, changes in job responsibilities, or in connection with the negotiation of terms of employment.
The base salaries of the named executive officers as of the beginning and end of 2016, including any adjustments made during the year, were as follows:

Named Executive Officers	Base Salary as of 1/1/16	Base Salary as of 12/31/16	Percentage Change
Brian O. Casey, President and Chief Executive Officer	$600,000	$650,000	8%
Tiffany B. Kice, Senior Vice President, Chief Financial Officer & Treasurer	$225,000	$250,000	11%
Mark R. Freeman, Executive Vice President and Chief Investment Officer	$500,000	$500,000	—
Julie K. Gerron, Senior Vice President, General Counsel and Corporate Secretary	$210,000	$225,000	7%
Randall L. Root, President, Westwood Trust Dallas	$250,000	$250,000	—
 While the Compensation Committee reviewed the market compensation data derived from the McLagan Survey and the Custom Peer Group when setting Mr. Casey’s base salary, the Compensation Committee did not target his base salary to fall within a specific range or percentile of the market compensation data.

Annual Cash Incentive Awards
In general, the Compensation Committee approves annual cash incentive awards to each of the named executive officers. These awards are intended to focus named executive officers on achieving short-term business objectives and strategies and to enable them to participate in our growth and profitability.
Annual Cash Incentive Award of Mr. Casey
For 2016, Mr. Casey’s annual incentives were significantly changed to provide for more detailed goal-setting and improved pay and performance alignment. Specifically, Mr. Casey’s annual incentive opportunity changed from 3% of adjusted pre-tax income to an annual incentive target of $1,350,000 for 2016. Furthermore, Mr. Casey had the opportunity to earn 50% of target for achieving threshold performance and up to 185% of target for achieving maximum performance (with no payouts for performance below threshold levels). The annual incentive performance criteria were based on a scorecard with the following performance categories:

•	Investment performance (25% weighting) - relative and peer group performance;

•	Service and sales (25% weighting) - new sales and client retention;

•	Financial results (25% weighting) - expense control, total shareholder return and dividend growth; and

•	Strategic goals (25% weighting) - technology investment, strategic planning and growth initiatives.
Several specific, pre-established performance goals were established within each category. Based on the results for 2016 and the Compensation Committee's evaluation of Mr. Casey’s performance against the scorecard performance goals, Mr. Casey earned a $1,350,000 annual cash incentive award in 2016, 100% of his 2016 incentive target of $1,350,000, which was paid in February 2017 (listed in column (f) in the "2016 Summary Compensation Table" below).

Annual Cash Incentive Awards of Mr. Freeman
Pursuant to the terms of his employment agreement, Mr. Freeman was eligible to earn a minimum annual cash incentive award in 2016 equal to 1.5% of the Company’s 2016 adjusted pre-tax income (as defined below). This cash incentive award was subject to the Compensation Committee’s oversight. In 2016, the Compensation Committee did not increase the minimum annual cash incentive award recommended for Mr. Freeman.
The Compensation Committee selected adjusted pre-tax income (or "API") as the basis for the performance formula for Mr. Freeman because it believes that this measure is a meaningful indicator of our performance and profitability and that structuring the annual cash incentive award in this way closely aligns his interests with our stockholders. The Compensation Committee chose the 1.5% minimum level based on its review of the market compensation data as well as its subjective judgment of the proper allocation of the annual cash incentive award to total direct compensation of Mr. Freeman.
Our API was determined based on our audited financial statements and in 2016 was equal to our income before income taxes increased by the expenses incurred for the year (a) for the annual cash incentive awards earned by Messrs. Casey and Freeman, (b) for incentive compensation for all other Company employees, (c) for performance-based restricted stock awards to Company employees (including Messrs. Casey and Freeman) and (d) mutual fund awards. At the Compensation Committee's discretion, API may also exclude start up, non-recurring, and similar expense items (no such adjustments were made for 2016). On February 23, 2017, the Compensation Committee certified 2016 API of $54.8 million. Mr. Freeman’s annual cash incentive award earned in 2016 and paid in February 2017 is listed in column (f) in the "2016 Summary Compensation Table" below.
To align the Chief Investment Officer's annual cash incentive compensation structure with that of the Chief Executive Officer, Mr. Freeman’s annual incentives have been significantly changed to provide for more detailed goal-setting and improved pay and performance alignment. Specifically, for 2017, Mr. Freeman’s annual incentive opportunity has been changed from 1.5% of API to an annual incentive target of $750,000. Furthermore, Mr. Freeman has the opportunity to earn 50% of target for achieving threshold performance and up to 185% of target for achieving maximum performance (with no payouts for performance below threshold levels). The annual incentive performance criteria will be based on a scorecard with the following performance categories:

•	Investment performance (40% weighting);

•	Strategic goals (35% weighting)

•	Sales and service (15% weighting); and

•	Financial results (10% weighting).
Several specific, pre-established performance goals will be established within each category. At the end of 2017, the Compensation Committee will evaluate Mr. Freeman’s performance against the scorecard performance goals to determine his annual incentive payout. We will disclose the details of this scorecard in next year's proxy.
Mutual Fund Award for Mr. Freeman
Mr. Freeman is eligible throughout the term of his employment agreement to receive "mutual fund share bonus awards" that may be granted from time to time by our Board or the Compensation Committee. These mutual fund share bonus awards are annual performance bonus awards, the amounts and payment of which are conditioned on one or more of our mutual funds achieving one or more performance goals established by the Compensation Committee. The Compensation Committee created these mutual fund bonus awards to provide significant motivation for Mr. Freeman to maximize the performance of one or more of our mutual funds, which the Compensation Committee believes will benefit the Company and its stockholders by attracting investments into such fund(s). Mr. Freeman’s employment agreement provides that any mutual fund bonus award granted to him must be pursuant to an agreement similar to the 2016 Mutual Fund Share Incentive Agreement (as defined below) and (i) provide a target bonus amount no less than the amount of his then-current base salary and (ii) be subject to performance criteria tied to bonus award amounts that provide Mr. Freeman an equal or better opportunity for success than he had under the terms of the Mutual Fund Share Incentive Award dated February 7, 2012.
For 2016, Mr. Freeman and the Company entered into a Mutual Fund Share Incentive Agreement, dated March 10, 2016 (the "2016 MFSI Agreement"). The 2016 MFSI Agreement provided that Mr. Freeman was eligible to earn (i) $500,000 (the target bonus amount) if the Westwood Income Opportunity Fund (the "Fund") received a 4-star overall rating from Morningstar for the Fund performance period that commenced on January 1, 2016 and ended on December 31, 2016 (the "performance period") and (ii) $1 million (the maximum bonus amount) if the Fund received a 5-star overall rating from Morningstar for the performance period, either of which is subject to vesting as further described below. The 2016 MFSI Agreement alternatively provided that Mr. Freeman was eligible to earn (i) $500,000 (the target bonus amount) if the Fund received a 3-star overall rating, and (ii) $1 million if the Fund received a 4-star or 5-star overall rating in the event the Fund was classified in the Allocation-50-70% Equity Category reported by Morningstar at the end of the performance period, and the Fund’s Morningstar Risk Rating for the performance period was "Below Average" or "Low". If the Compensation Committee determined that the fund had received a 3-, 4- or 5-star overall rating from Morningstar, then the amounts of $500,000 or $1 million, as applicable, would be notionally credited to a bookkeeping account (the "account") maintained by the Company and converted, on a notional basis, to a number of fund shares equal to the bonus amount divided by the net closing value of a Fund share on the date the bonus amount is credited to the account. The value of Mr. Freeman’s account adjusts (up or down) to reflect changes in the net value of the Fund shares credited to the account. If and when distributions are paid by the Fund with respect to its shares, the Company would credit Mr. Freeman’s account with additional Fund shares having a value equal to the amount of the distributions that would have been payable if the Fund shares credited to the account were issued and outstanding. Mr. Freeman’s right to receive payment of the amount credited to his account vests on the earliest of (i) December 31, 2017, provided that he remains continuously employed by the Company through that date, (ii) the date of his death, (iii) the date of his disability (assuming the Compensation Committee exercises its discretion to accelerate such vesting), (iv) upon a change in control of the Company where the successor does not honor the terms of the 2016 MFSI Agreement, or (v) upon Mr. Freeman’s involuntary termination without cause or voluntary termination for good reason following a change in control. Payment of the amount credited to Mr. Freeman’s account may, in the Compensation Committee’s discretion, be in Fund shares, cash or other property, and subject to any applicable tax withholding. Payment is due within 30 days of the applicable date of vesting.
For 2016, Mr. Freeman received a mutual fund bonus award of $1 million under the 2016 MFSI Agreement since the Fund received a 4-star rating for the performance period and was classified by Morningstar in the Allocation-50-70% Equity Category with a Low Risk Rating. This amount is listed in in column (f) in the "2016 Summary Compensation Table".
In 2017, the Compensation Committee revised Mr. Freeman's form of mutual fund incentive awards, whereby Mr. Freeman's right to receive payment of the amount credited to his account vests ratably over a two-year period (previously vested over one year).
Annual Cash Incentive Award for Messrs. Freeman and Root and Mses. Kice and Gerron
We maintain a Company bonus pool in which nearly every employee of the Company is eligible to participate. In 2016 the Company bonus pool totaled $14.4 million, representing approximately 26% of the Company’s 2016 API (as defined above). The Compensation Committee reviews the level of the bonus pool annually to ensure that, in its subjective judgment, the levels reflect industry practices, will adequately fund potential bonuses and will provide sufficient capacity to reward extraordinary performance, if and when earned. The amount and calculation of the bonus pool are subject to change at the discretion of the Compensation Committee.
On March 10, 2016, the Compensation Committee approved the adoption of an annual bonus pool under the terms of the Plan (the "Umbrella Bonus Pool"), which is included within the overall Company bonus pool. The purpose of the Umbrella Bonus Pool is to enable the Company to grant performance-based incentive awards to executive officers that qualify as "performance-based compensation" under Section 162(m). A participant in the Umbrella Bonus Pool is eligible to earn an annual bonus for a specified calendar year performance period (each such one-year period, an "Umbrella Performance Cycle") up to the amount of his or her awarded share of the Umbrella Bonus Pool. The Compensation Committee, however, retains complete discretion to reduce, but not increase, the amount of the bonus, if any, payable to a participant under the Umbrella Bonus Pool. The amount credited to the Umbrella Bonus Pool for the 2016 Umbrella Performance Cycle was equal to twenty-one percent (21%) of the Company’s API, as certified by the Compensation Committee in accordance with Section 162(m). Pursuant to the terms of the Plan, the maximum amount that can be paid to a participant under the Umbrella Bonus Pool for any Umbrella Performance Cycle is $5,000,000 (or such lesser amount as may be prescribed under the Plan). Participants must remain continuously employed by the Company through the payment date to receive payment of a bonus under the Umbrella Bonus Pool. The Compensation Committee will approve the list of participants in the Umbrella Bonus Pool and each participant’s share of the pool on or before March 30 of each Umbrella Performance Cycle. The Compensation Committee approved all named executive officers as set forth in our 2016 Proxy Statement and certain other senior employees as participants for the 2016 Umbrella Performance Cycle.

The following 2017 annual incentive payouts were all part of the 2016 Umbrella Bonus Pool:

Name	2016 Annual Incentive Payout	Determining Factors
Tiffany B. Kice(1)	$237,500	•	Contributions to the Company’s strategic initiatives, including corporate development, financial and tax planning;
		•	Membership on the Company’s Information Technology Steering Committee, Enterprise Risk Management Committee and Disclosure Committee; and
		•	Firm-wide oversight and enhancements of our financial reporting process and internal control over financial reporting.
Julie K. Gerron	$190,000	•	Management and oversight of our compliance with legal and regulatory requirements;
		•	Management and oversight of risk management issues, including review and negotiation of legal agreements and participation in internal risk management committees;
		•	Oversight of external counsel with a goal toward timely resolution of legal issues (e.g. litigation, trademark issues, corporate governance, etc.); and
		•	Effective representation of our legal and compliance program and processes to clients, investment consulting firms and other financial intermediaries.
Randall L. Root	$125,000	•	Oversight of responsibilities for the Westwood Trust home office and leadership of the Westwood Trust Investment Committee and Asset Allocation Committee.
___________________

(1)	Pursuant to the terms of Ms. Kice's Offer Letter, she was entitled to a minimum cash bonus target of $225,000 for 2016 (payable in February 2017), subject to Compensation Committee approval.
Cash incentive awards earned in 2016 and paid in 2017 to Mses. Kice and Gerron and Mr. Root are listed in column (d) in the "2016 Summary Compensation Table" below.
Long-Term Equity Awards
Each year, the Compensation Committee grants long-term equity awards to our named executive officers under the Third Amended and Restated Westwood Holdings Group, Inc. Stock Incentive Plan (the "Stock Incentive Plan"). These equity awards are intended to attract, retain and motivate our named executive officers as well as focus them on our long-term performance.
While the Stock Incentive Plan authorizes the grant of several types of equity awards, the Compensation Committee currently expects that the named executive officers’ long-term equity awards will be limited to time-based restricted stock awards and performance-based restricted stock awards.
Unless the Compensation Committee determines otherwise, recipients of restricted stock awards will generally have the right to vote the underlying restricted shares. Dividends on restricted stock awards are accrued and payable to the recipient only when the underlying restricted shares vest. Any accrued dividends on forfeited shares are forfeited. No restricted shares may be sold, transferred, or pledged during the restricted period.
The Company does not have a formal policy on timing equity compensation grants in connection with the release of material non-public information that may affect the value of compensation. In the event that material non-public information becomes known to the Compensation Committee prior to granting equity awards, the Committee will take the existence of such information under advisement and make an assessment on whether or not to delay the grant of the equity award in order to avoid any impropriety or appearance of impropriety.

Time-Based Restricted Stock Awards
The Compensation Committee believes that restricted stock awards align the interests of our named executive officers with those of our stockholders because the value of the awards is tied to the market value of our common stock. Time-based awards are generally subject to ratable vesting over four years based on the following vesting schedule:
•50% of awards vest upon the second anniversary of the grant date;
•25% of awards vest upon the third anniversary of the grant date; and
•25% of awards vest upon the fourth anniversary of the grant date.
In February 2016, the Compensation Committee awarded the following time-based restricted stock grants to our named executive officers:

Name	Number of Restricted Shares Granted (#)	Grant Date Fair Value of Shares ($) (1)
Tiffany B. Kice	5,264	249,566
Julie K. Gerron	5,788	274,409
Randall L. Root	5,264	249,566
___________________

(1)
Amounts reflect the grant date fair value of time-vested restricted stock award granted to Mses. Kice and Gerron and Mr. Root in 2016, computed in accordance with ASC 718 (except that no assumptions for forfeitures were included). The assumptions used in the valuation of the restricted stock awards are discussed in Note 9 "Employee Benefits" of our audited financial statements, included in our 2016 Form 10-K. The grant date fair value for time-vested awards for Mses. Kice and Gerron and Mr. Root was based on $47.41 per share, which was the closing price of our common stock on the grant date of February 23, 2016, adjusted for the accrual of dividends on unvested shares.

Performance-Based Restricted Stock Awards
The Compensation Committee believes that granting performance-based restricted stock awards to Messrs. Casey and Freeman strengthens the alignment of their interests with our stockholders and clients.
Chief Executive Officer
Beginning in 2016, long-term incentive awards for Mr. Casey were determined by the Compensation Committee on an annual basis, versus the front-loaded approach used in his prior employment agreement. Mr. Casey’s long-term incentive awards for 2016 included:

•	A performance-based restricted stock award for 35,766 performance shares, which is earned as follows:

◦	50% in performance shares earned based upon an API goal of $40 million for 2016, which vest ratably over a three-year period, and

◦
50% in performance shares earned based upon an API target of $47 million for 2016, but ranges from 50% of target for threshold performance of $40 million to 185.25% of target for maximum performance of $59 million ("Target Performance shares"), which vest ratably over a three-year period.

▪
On February 22, 2017, the Compensation Committee and Mr. Casey agreed that the amount that ultimately vested should be reduced to target performance to better align Mr. Casey's compensation with our financial performance for the 2016 fiscal year. Accordingly, on that date, the Compensation Committee and Mr. Casey entered into a Waiver of Certain Performance Shares Under the Performance Share Agreement whereby Mr. Casey waived his right to receive any performance shares in excess of 100% of the target level.

▪
A performance-based restricted stock award for 35,000 shares earned based upon a performance goal of API of $35.3 million for 2016, which vests ratably over a two-year period ("One-Time Performance shares")

▪
This "bridge grant" is a one-time grant due to the change in vesting terms of Mr. Casey's performance-based restricted stock awards from 100% vesting in one year to vesting ratably over a three-year period and will not be a part of Mr. Casey's future compensation program.

▪	Based on actual 2016 API of $54.8 million, the following table illustrates the performance shares Mr. Casey earned:

	Shares	%
Non-variable shares earned(1)	17,883
Target Performance shares
Threshold	8,942	50.00%
Target	17,883	100.00%
Maximum	33,128	185.25%

Target Performance shares earned based on API	27,960	156.35%
Waived Target Performance shares(2)	10,077	(56.35)%
Target Performance shares earned(1)	17,883	100.00%

One-Time Performance shares earned(3)	35,000

Total performance-based shares earned	70,766
___________________

(1)
One third of these shares vested on March 10, 2017. The remainder will vest 50% on March 10, 2018 and 2019, subject to Mr. Casey’s continued employment with the Company through each vesting date. Any unvested shares will accelerate and become fully vested upon Mr. Casey’s death, disability, termination without cause or for good reason, or upon a change of control.

(2)
As noted above, on February 22, 2017, Mr. Casey and the Company entered into an agreement pursuant to which Mr. Casey waived his right to receive any performance shares in excess of 100% of the target level.

(3)
One half of these shares vested on March 10, 2017. The remaining shares will vest on March 10, 2018, subject to Mr. Casey’s continued employment with the Company through each vesting date. Any unvested shares will accelerate and become fully vested upon Mr. Casey’s death, disability, termination without cause or for good reason, or upon a change of control.

As allowed under the Stock Incentive Plan and approved by the Compensation Committee, Mr. Casey will surrender approximately 12,500 of the vested shares in order to partially satisfy tax withholding requirements due to the vesting of these shares.

Chief Investment Officer
In 2012, the Compensation Committee granted a restricted stock award to Mr. Freeman for 100,000 shares, of which 20,000 shares vest annually over a period of five years, provided that the performance goal for each fiscal year has been met. For 2016, the performance goal was API of not less than $35.3 million. Based on 2016 API of $54.8 million, Mr. Freeman earned 20,000 shares, all of which vested in February 2017. As allowed under the Stock Incentive Plan and approved by the Compensation Committee, Mr. Freeman surrendered 8,390 of the vested shares in order to partially satisfy tax withholding requirements due to the vesting of these shares.
To align the Chief Investment Officer's long-term equity compensation structure with that of the Chief Executive Officer, beginning in 2017, long-term incentive awards for Mr. Freeman will be determined by the Compensation Committee on an annual basis, versus the front-loaded approach used in his prior employment agreement. Mr. Freeman's long-term incentive awards will include:

•	50% in performance shares that are earned based upon a specified annual performance goal, which vest ratably over a three-year period, and

•
50% in performance shares that are earned based upon a distinct annual performance target ("Target Performance shares"), which vest ratably over a three-year period. The number of Target Performance shares that can be earned can range from 25% of target for threshold performance to 185% of target for maximum performance (no shares are earned for performance below threshold).

Employee and Post-Retirement Benefits
We offer employee and post-retirement benefits to all full-time employees, including the named executive officers, in order to provide them with a reasonable level of financial support in the event of injury, illness or disability and to help them accumulate retirement savings on a tax-favored basis. All employees are generally eligible to participate in benefit programs including medical, dental and vision insurance coverage, disability insurance and life insurance. In addition, all U.S. employees are generally eligible to participate in applicable savings plans. The cost of health insurance and savings plans is partially borne by the Company, including costs for the named executive officers. We bear the cost of disability insurance and a set amount of term life insurance for all employees.
Savings Plan and Matching Contributions
Under the Company’s U.S. Westwood Holdings Group, Inc. Savings Plan (the "U.S. Savings Plan"), all U.S. based employees, including the named executive officers, are eligible to make 401(k) contributions to their plan accounts subject to annual IRS limits. We fully match employee contributions up to 6% of their eligible compensation (subject to IRS limits). Employees are vested immediately in their 401(k) contributions as well as in the Company match.
Profit Sharing Contributions
The Company’s U.S. Savings Plan also authorizes us to make discretionary annual contributions to U.S. employees’ Savings Plan accounts based on our profitability and performance. The profit sharing component of the Savings Plan is meant to be broad-based and all U.S. employees, including the named executive officers, are eligible for discretionary profit sharing contributions. Profit sharing contributions are subject to a six-year graded vesting schedule based on an employee’s years of service. For 2016, we made a discretionary contribution for all eligible employees equal to 4% of their eligible compensation (subject to IRS limits).
For 2016, the Company made 401(k) Company matching contributions and Company profit sharing contributions totaling $26,500 for each of Messrs. Casey, Freeman and Root and Mses. Kice and Gerron.
Perquisites
In 2016 we did not provide significant perquisites to our named executive officers.

Tax and Accounting Implications
Compliance with Section 162(m) of the Internal Revenue Code
Section 162(m) of the Internal Revenue Code (the "Code") generally disallows public companies a tax deduction for federal income tax purposes for remuneration in excess of $1 million paid to our Chief Executive Officer and each of our four other most highly compensated executive officers (other than our Chief Financial Officer) in any taxable year. Generally, remuneration in excess of $1 million may only be deducted if it is "performance-based compensation" within the meaning of the Code.
The Compensation Committee believes that, in establishing cash and equity incentive compensation plans and arrangements for our executive officers, the potential deductibility of the compensation payable under those plans and arrangements should be only one of the relevant factors taken into consideration. For that reason, the Compensation Committee may deem it appropriate to provide one or more executive officers with the opportunity to earn incentive compensation, whether through cash incentive awards or equity incentive awards, as well as other forms of compensation, which may not be deductible by reason of Section 162(m) or other provisions of the Code.
The Compensation Committee believes it is important to maintain cash and equity incentive compensation at appropriate levels to attract and retain the individuals essential to our financial success, even if all or part of that compensation may not be deductible by reason of the Section 162(m) limitation.

COMPENSATION COMMITTEE REPORT
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

COMPENSATION COMMITTEE

Richard M. Frank, Chairman Martin J. Weiland Raymond E. Wooldridge
2016 Summary Compensation Table
The following table summarizes all compensation earned by our named executive officers for the years indicated.

Name and Principal Position (a)	Year (b)	Salary ($) (c) (1)	Bonus ($) (d) (2)	Stock Awards ($) (e) (3)	Non-Equity Incentive Plan Compensation ($) (f) (4)	All Other Compensation ($) (g) (5)	Total ($) (h)
Brian O. Casey	2016	650,000	—	3,954,038	1,350,000	26,500	5,980,538
President and Chief Executive Officer	2015	600,000	—	2,090,200	2,065,669	29,150	4,785,019
	2014	600,000	—	2,057,650	1,994,401	28,600	4,680,651
Tiffany B. Kice	2016	245,833	225,000	249,566	12,500	26,500	759,399
Senior Vice President, Chief Financial Officer & Treasurer	2015	225,000	250,000	224,588	—	29,150	728,738
	2014	84,375	110,000	74,888	—	64,219	333,482
Mark R. Freeman	2016	500,000	—	1,118,400	1,822,091	26,500	3,466,991
Executive Vice President and Chief Investment Officer	2015	500,000	—	1,242,400	2,032,835	29,150	3,804,385
	2014	500,000	250,000	1,175,800	1,997,201	28,600	3,951,601
Julie K. Gerron	2016	222,500	—	274,409	190,000	26,500	713,409
Senior Vice President, General Counsel and Corporate Secretary	2015	208,333	190,000	249,515	—	29,150	676,998
	2014	196,667	190,000	251,621	—	28,600	666,888
Randall L. Root	2016	250,000	—	249,566	125,000	26,500	651,066
President, Westwood Trust Dallas	2015	250,000	250,000	249,515	—	29,150	778,665
	2014	247,917	200,000	269,729	—	28,600	746,246
___________________

(1)
This column represents base compensation earned during each of the fiscal years presented. Since a significant portion of the reported compensation of Mr. Casey represents potential pay, we believe it is useful to supplement the information provided in the above table by also looking at the pay that Mr. Casey actually realized during the year. See "Compensation Discussion and Analysis - CEO Realized Pay."

(2)
Messrs. Freeman and Root and Mses. Kice and Gerron were granted non-plan cash incentive awards from a Company bonus pool, which was not based upon any pre-established performance goals. Pursuant to the terms of Ms. Kice’s Offer Letter, she was entitled to a minimum cash bonus target of $225,000 for 2016, 2015 and 2014, prorated for her partial service in the 2014 performance year as determined by her start date.

(3)
For 2016, the amounts contained in column (e) reflect (i) for Mr. Casey, the grant date fair value of his 2016 performance-based restricted stock awards based on target performance (70,766 shares), whereby the maximum threshold is 86,011 shares, or $4,805,607, (ii) for Ms. Kice, the grant date fair value of her time-vested restricted stock award granted in 2016 (5,264 shares), (iii) for Mr. Freeman, the grant date fair value of the tranche of his 2012 performance-based restricted stock award that was earned in 2016 (20,000 shares), (iv) for Ms. Gerron, the grant date fair value of her time-vested restricted stock award granted in 2016 (5,788 shares), and (v) for Mr. Root, the grant date fair value of his time-vested restricted stock award granted in 2016 (5,264 shares).

For 2015, the amounts contained in column (e) reflect (i) for Mr. Casey, the grant date fair value of the tranche of his 2010 performance-based restricted stock award that was subject to vesting in 2015 (35,000 shares), (ii) for Ms. Kice, the grant date fair value of her time-vested restricted stock award granted in 2015 (3,640 shares), (iii) for Mr. Freeman, the grant date fair value of the tranche of his 2012 performance-based restricted stock award that was subject to vesting in 2015 (20,000 shares), (iv) for Ms. Gerron, the grant date fair value of her time-vested restricted stock award granted in 2015 (4,044 shares), and (v) for Mr. Root, the grant date fair value of his time-vested restricted stock award granted in 2015 (4,044 shares).
For 2014, the amounts contained in column (e) reflect (i) for Mr. Casey, the grant date fair value of the tranche of his 2010 performance-based restricted stock award that was subject to vesting in 2014 (35,000 shares), (ii) for Ms. Kice, the grant date fair value of her time-vested restricted stock award granted in 2014 (1,276 shares), (iii) for Mr. Freeman, the grant date fair value of the tranche of his 2012 performance-based restricted stock award that was subject to vesting in 2014 (20,000 shares), (iv) for Ms. Gerron, the grant date fair value of her time-vested restricted stock award granted in 2014 (4,280 shares), and (v) for Mr. Root, the grant date fair value of his time-vested restricted stock award granted in 2014 (4,588 shares).
The above grant date fair values reported in column (e) were calculated in accordance with Accounting Standards Codification Topic 718 ("ASC 718"), "Stock Compensation," except that no assumptions for forfeitures were included. The assumptions used in the valuation of the performance-based and time-vested restricted stock awards are discussed in Note 9 "Employee Benefits" of our audited financial statements, which are included in our 2016 Form 10-K. See the "Compensation Discussion and Analysis" section above for a further description of these restricted stock awards.

(4)
For 2016, the amounts in column (f) reflect the cash payment to Mr. Casey, in accordance with his annual cash incentive award. The amounts for Mses. Kice and Gerron and Mr. Root reflect the cash payments made under our Umbrella Bonus Pool. The amount for Mr. Freeman includes: cash payment of 1.5% of our API, as defined, for the respective year; and $1.0 million in mutual fund shares earned under the terms of the Mutual Fund Share Incentive Agreement dated March 10, 2016 (the "2016 MFSI Agreement") as a result of the Westwood Income Opportunity Fund receiving a 4-star overall rating by Morningstar. Per the terms of the 2016 MFSI Agreement, this $1 million award was credited on January 6, 2017 to a notional account maintained by the Company and was deemed invested in 67,397 shares of the Westwood Income Opportunity Fund. Mr. Freeman’s right to receive payment of the amount credited to this account vests on the earliest of (i) December 31, 2017, provided that he remains continuously employed by the Company through that date, (ii) the date of his death, (iii) the date of his disability (assuming the Compensation Committee exercises its discretion to accelerate such vesting), (iv) upon a change in control of the Company where the successor does not honor the terms of the 2016 MFSI Agreement, or (v) upon Mr. Freeman’s involuntary termination without cause or voluntary termination for good reason following a change in control. Payment of the amount credited to Mr. Freeman’s account may, in the Compensation Committee’s discretion, be in Fund shares, cash or other property, and subject to any applicable tax withholding. Payment is due within 30 days of the applicable date of vesting.

For 2015, the amounts in column (f) reflect the cash payment of 3% of our API, as defined, for the respective year to Mr. Casey, in accordance with his annual cash incentive award. The amount for Mr. Freeman includes: cash payment of 1.5% of our API, as defined, for the respective year; and $1.0 million in mutual fund shares earned under the terms of the Mutual Fund Share Incentive Agreement dated March 4, 2015 (the "2015 MFSI Agreement") as a result of the Westwood Income Opportunity Fund receiving a 4-star overall rating by Morningstar. Per the terms of the 2015 MFSI Agreement, this $1 million award was credited on January 15, 2016 to a notional account maintained by the Company and was deemed invested in 73,260 shares of the Westwood Income Opportunity Fund. Mr. Freeman’s right to receive payment of the amount credited to this account vests on the earliest of (i) December 31, 2016, provided that he remains continuously employed by the Company through that date, (ii) the date of his death, (iii) the date of his disability (assuming the Compensation Committee exercises its discretion to accelerate such vesting), (iv) upon a change in control of the Company where the successor does not honor the terms of the 2015 MFSI Agreement, or (v) upon Mr. Freeman’s involuntary termination without cause or voluntary termination for good reason following a change in control. Payment of the amount credited to Mr. Freeman’s account may, in the Compensation Committee’s discretion, be in Fund shares, cash or other property, and subject to any applicable tax withholding. Payment is due within 30 days of the applicable date of vesting.
For 2014, the amount in column (f) for Mr. Freeman reflects $1.0 million in mutual fund shares earned under the terms of the Mutual Fund Share Incentive Agreement dated February 7, 2014, as amended (the "2014 MFSI Agreement") as a result of the Westwood Income Opportunity Fund receiving a 4-star overall rating by Morningstar. Per the terms of the 2014 MFSI Agreement, this $1 million award was credited on February 9, 2015 to a notional account maintained by the Company and was deemed invested in 68,074 shares of the Westwood Income Opportunity Fund. Mr. Freeman’s right to receive payment of the amount credited to this account vested on December 31, 2015.
The Company’s API, as defined, for 2016, 2015 and 2014 aggregated approximately $54.8 million, $68.9 million and $66.5 million, respectively. See the "Compensation Discussion & Analysis" section above for a further description of these cash incentive awards.

(5)
The amounts in column (g) reflect each named executive officer’s 401(k) Company matching contribution and Company profit sharing contribution under the Savings Plan. See the "Compensation Discussion and Analysis" section above for a further description of the plan contributions in 2016. For Ms. Kice, the amount in 2014 includes a $50,000 cash signing bonus pursuant to the terms of her Offer Letter.

We currently have employment agreements with Messrs. Casey and Freeman. Under these agreements these executives receive a minimum base salary, are eligible to receive performance-based and discretionary bonuses, receive service-based and performance-based restricted shares, could become fully vested in their unvested equity compensation (depending on the cause of termination of employment), and could receive salary and benefits for up to two years (in the case of Mr. Casey) and one year (in the case of Mr. Freeman) after the termination of their employment (depending on the cause of termination of employment). In accordance with the terms of his employment agreement, Mr. Casey was paid an annual salary of $650,000 in 2016 and was eligible to receive an annual cash incentive award, as described above. Mr. Casey's agreement expires on December 31, 2018 and is auto-renewable for subsequent one-year periods. In accordance with the terms of his employment agreement, Mr. Freeman is paid a minimum annual salary of $500,000. Mr. Freeman was eligible to receive an annual incentive award, as described above. Mr. Freeman's agreement expired on January 1, 2017, and the Compensation Committee entered into a new employment agreement with Mr. Freeman effective January 1, 2017 through December 31, 2019. See the "Employment and Related Agreements" section set forth below for further discussion of these employment agreements.
In August 2014, we entered into an Offer Letter with Ms. Kice in connection with her hire as our Chief Financial Officer. The Company will pay Ms. Kice an annual base salary of not less than $225,000 and she received a $50,000 cash signing bonus on October 1, 2014. On October 23, 2014 Ms. Kice received a time-vested restricted stock award grant of the Company’s common stock valued at $75,000, which was subject to the approval of our Compensation Committee. Pursuant to the Stock Incentive Plan, 50% of the shares of restricted stock vested on October 23, 2016, and 25% of the shares of restricted stock will vest on each of the first and second anniversaries of such date.
As Chief Financial Officer, Ms. Kice is eligible to participate in all compensation and incentive plans generally available to Company employees, including (i) annual cash incentive awards as approved by the Compensation Committee, (ii) long-term equity incentive awards granted pursuant to the Stock Incentive Plan, and (iii) employee and post-retirement benefits, including those under the Savings Plan. Ms. Kice will receive a minimum cash bonus of $225,000 for each of 2014, 2015, 2016, 2017 and 2018. The cash bonus for 2014 was prorated based upon partial service in the performance year as determined by her start date. Ms. Kice will receive an annual restricted stock award grant of the Company’s common stock valued at an amount not less than $225,000 in February 2015, 2016, 2017 and 2018. The future cash bonus awards and future restricted stock awards are subject to the approval of the Compensation Committee.

Grants of Plan-Based Awards in 2016
The following table summarizes all grants of plan-based awards made to our named executive officers in 2016. The equity plan-based awards set forth below consisted solely of restricted shares of our common stock granted under the Stock Incentive Plan.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock (#) (i) (3)	Grant Date Fair Value of Stock ($) (j) (4)
Name (a)	Grant Date (b)	Threshold ($) (c)	Target ($) (d) (1)	Maximum ($) (e)	Threshold (#) (f)	Target (#) (g) (2)	Maximum ($) (e)
Brian O. Casey	3/10/16	675,000	1,350,000	2,497,500	17,883	35,766	51,011	—	1,997,816
	3/10/16	—	—	—	N/A	35,000	N/A	—	1,956,222
Tiffany B. Kice	02/23/16	N/A	12,500	N/A	—	—	—	5,264	249,566
Mark R. Freeman	3/10/16	—	—	—	N/A	20,000	N/A	—	1,118,400
	3/10/16	N/A	822,091	N/A	—	—	—	—	—
	3/10/16	—	500,000	1,000,000	—	—	—	—	—
Julie K. Gerron	2/23/16	N/A	190,000	N/A	—	—	—	5,788	274,409
Randall L. Root	2/23/16	N/A	125,000	N/A	—	—	—	5,264	249,566
___________________

(1)
The amounts in column (d) reflect target performance payout to Mr. Casey in accordance with his 2016 cash incentive award, the payment of 1.5% of our 2016 API to Mr. Freeman in accordance with his 2016 cash incentive award, target performance payout to Mr. Freeman under his 2016 MFSI Agreement and the cash payment made under the Umbrella Bonus Pool for Mses. Kice and Gerron and Mr. Root.

Based on 2016 Company performance, Mr. Casey earned $1,350,000 under the terms of his 2016 cash incentive award.
There was no threshold or maximum award level (or equivalent items) for Mr. Freeman's annual cash incentive award. The Company’s API for 2016 was in excess of $35.3 million.
On December 31, 2016 Mr. Freeman earned $1 million under the terms of the 2016 MFSI Agreement, by achieving a 4-star overall rating from Morningstar for the performance period ended December 31, 2016.
See the "Compensation Discussion and Analysis" section above for a further description of these cash incentive awards.

(2)
The amounts in column (g) reflect Mr Casey's 2016 performance-based restricted stock award subject to vesting and the tranche of Mr. Freeman’s performance-based restricted stock award subject to vesting upon our API for 2016 being at least $35.3 million. There were no threshold or maximum award levels (or equivalent items) for Mr. Freeman's performance-based annual restricted stock award. See the "Compensation Discussion and Analysis" section above for a further description of performance-based restricted stock incentive awards.

(3)
The amount in column (i) reflects time-vested restricted stock award granted to Mses. Kice and Gerron and Mr. Root in 2016. The shares vest as follows: 50% after two years; 75% after three years; and 100% after four years.

(4)
The amounts in column (j) reflect the grant date fair value of (i) the tranche of Mr. Casey’s and Mr. Freeman’s performance-based restricted stock award subject to vesting , and (ii) Mses. Kice’s and Gerron’s and Mr. Root’s time-vested restricted stock awards granted in 2016, computed in accordance with ASC 718 (except that no assumptions for forfeitures were included). The assumptions used in the valuation of the restricted stock awards are discussed in Note 9 "Employee Benefits" of our audited financial statements, included in our 2016 Form 10-K. The grant date fair value for Mses. Kice's and Gerron’s and Mr. Root’s time–vested awards was based on $47.41 per share, which was the closing price of our common stock on the grant date of February 23, 2016, adjusted for the accrual of dividends on unvested shares. The grant date fair value for Mr. Casey's award was $55.86, which was based on the closing price of our common stock on the grant date of March 10, 2016, adjusted for the accrual of dividends. The grant date fair value for Mr. Freeman’s awards was $55.92, which was based on the closing price of our common stock on the grant date of March 10, 2016, adjusted for the accrual of dividends.

 Stock Incentive Plan
All equity-based incentive awards, except those granted under the Share Award Plan of Westwood Holdings Group, Inc. for Service Provided in Canada to its Subsidiaries, are governed by the Third Amended and Restated Westwood Holdings Group, Inc. Stock Incentive Plan (the "Stock Incentive Plan").
In 2016, equity awards under the Stock Incentive Plan consisted of our authorized restricted common stock. Awards under the Stock Incentive Plan may be made to employees, including officers and directors who may be employees, non-employee directors, and consultants. Any shares issued under the Stock Incentive Plan may consist of authorized but unissued shares or forfeited shares or a combination thereof.

The Stock Incentive Plan authorizes the grant of several types of equity-based awards, including incentive stock options ("ISOs"), nonstatutory stock options ("NSOs"), restricted stock, stock purchase rights and performance shares (in the form of deferred stock awards). The Stock Incentive Plan also authorizes cash awards in the form of annual incentive awards, performance-based awards, and discretionary bonus awards. The various types of awards authorized under the Stock Incentive Plan may be utilized in the future if determined to be appropriate by the Compensation Committee. To date, the Compensation Committee has limited its equity-based awards under the Stock Incentive Plan to NSOs and restricted stock, and the Compensation Committee currently expects that future equity-based awards will continue to be limited to restricted stock. The Compensation Committee believes that restricted stock is the most effective vehicle to align the interests of employees with stockholders and clients. Unless the Compensation Committee determines otherwise, the recipient of restricted shares will generally have the right to vote the restricted shares. Subject to shareholder approval of the Fourth Amended and Restated Westwood Holdings Group, Inc. no dividends will be paid with respect to unvested restricted stock. The Compensation Committee may determine that dividends payable on unvested restricted stock will be accrued, in which event they will be subject to forfeiture conditions and payable to the recipient only when the underlying shares of restricted stock vest. The Compensation Committee believes that these terms and conditions for restricted stock awards offer the best balance of providing value to the employee if we succeed as a company as well as providing a mechanism to retain key employees over the long-term as they build a meaningful portion of their wealth in the form of Company equity.
The Board or the Compensation Committee administers the Stock Incentive Plan with respect to all eligible individuals. Cash incentive awards earned in a given year are typically communicated to employees and paid in the first quarter of the following year to coincide with year-end performance reviews. Annual time-vested restricted stock awards have generally been awarded in the first quarter of the year in order to align with performance in the prior year.

Time-vested restricted stock awards are generally subject to the following four-year vesting schedule: 50% after two years, 75% after three years and 100% after four years. The Compensation Committee believes that this long-term vesting schedule is effective in acting as a retention tool for Mses. Kice and Gerron and Mr. Root and other non-executive employees. All employees are eligible to receive time-vested restricted stock awards.
The Compensation Committee makes all determinations involving awards to "covered employees" within the meaning of Section 162(m) of the Code. Determinations of the Compensation Committee are final, conclusive, and binding upon all persons having an interest in the Stock Incentive Plan. However, any action or determination by the Compensation Committee specifically affecting or relating to an award to a non-employee director will be approved and ratified by the Board of Directors.
Employment and Related Agreements
The Compensation Committee has determined that our Chief Executive Officer, Brian O. Casey, is critical to our future success, due to his significant responsibilities and contributions to the ongoing day-to-day operation of the business, his involvement in marketing our products, his development and direction of strategic initiatives and corporate development, as well as his participation in the development of new products. As a result, in December 2015, the Compensation Committee entered into a new employment agreement with Mr. Casey effective through December 31, 2018 and is auto-renewable for subsequent one-year periods.
The Compensation Committee has determined that our Chief Investment Officer, Mark R. Freeman, is critical to our future success, due to his significant responsibilities and contributions to the development and oversight of our investment policy, the development of the Company’s macroeconomic and investment outlook, his day-to-day operation and oversight of our investment department, his monitoring of absolute risk and consistency of quality across all investment strategies, his integral importance to the ongoing success of our investment performance as well as his involvement in product development, strategic initiatives and marketing our products. As a result, in February 2012, the Compensation Committee entered into a new employment agreement with Mr. Freeman effective through January 1, 2017. In October 2016, the Compensation Committee entered into a new employment agreement with Mr. Freeman effective January 1, 2017 through December 31, 2019 and is auto-renewable for subsequent one-year periods.
The employment agreements of Mr. Casey and Mr. Freeman broadly address the terms of their employment with the Company including, among other things, their duties, compensation and benefits, termination, and the effects of termination. In addition, the employment agreements include non-solicitation covenants and non-competition covenants that apply in specified circumstances for a period of one year following the date of termination in the case of Mr. Casey and up to six months following the date of termination in the case of Mr. Freeman.

Outstanding Equity Awards at December 31, 2016
The following table summarizes all outstanding equity awards held by our named executive officers as of December 31, 2016.

	Option Awards			Stock Awards
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares of Stock That Have Not Vested (#) (g) (1)	Market Value of Shares of Stock That Have Not Vested ($) (h) (3)	Equity Incentive Plan Awards: Number of Unearned Shares That Have Not Vested (#) (i) (2)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares That Have Not Vested ($) (j) (3)
Brian O. Casey	—	—	—	—	—	70,766	4,245,252
Tiffany B. Kice	—	—	—	9,542	572,425	—	—
Mark R. Freeman	—	—	—	—	—	20,000	1,199,800
Julie K. Gerron	—	—	—	13,272	796,187	—	—
Randall L. Root	—	—	—	13,027	781,490	—	—
___________________

(1)
The shares in column (g) will vest in late February of each year, with the exception of Ms. Kice's October 2014 grant, which will vest in October of each year, according to the following schedule provided that, in most cases, the individual is still employed by us on the vesting date.

	Shares scheduled to vest
Name	2017	2018	2019	2020
Tiffany B. Kice	2,139	3,861	2,226	1,316
Julie K. Gerron	4,392	4,975	2,458	1,447
Randall L. Root	4,594	4,790	2,327	1,316

(2)
The shares in column (i) represent an unearned, performance-based restricted stock incentive award granted to Mr. Casey in 2016 and Mr. Freeman in 2012 under the Stock Incentive Plan, which will vest according to the following schedule, provided that Mr. Casey and Mr. Freeman are, in most cases, still employed by us on the vesting date and the applicable performance goal is achieved for the respective year. Each year during the applicable vesting period, the Compensation Committee will establish a specific goal for that year’s vesting of the restricted shares. The performance goal will be based upon criteria set forth in the Stock Incentive Plan. The specific performance goal for each year will be established no later than March 31 of the vesting year. See the "Compensation Discussion and Analysis" section above for a further description of this performance-based restricted stock incentive award.

	Shares scheduled to vest
Name	2017	2018	2019	2020
Brian O. Casey	29,422	29,422	11,922	—
Mark Freeman	20,000	—	—	—

(3)
The amounts in columns (h) and (j) reflect the value of the shares shown in columns (g) and (i), respectively, multiplied by $59.99, the closing market price of our common stock as of December 30, 2016, the last business day in 2016.

Stock Vested in 2016
The following table summarizes all shares vested by our named executive officers for the year ended December 31, 2016.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#) (a)	Value Realized on Vesting ($) (b) (1)
Brian O. Casey	35,000	1,663,200
Tiffany B. Kice	638	32,257
Mark R. Freeman	22,387	1,063,830
Julie K. Gerron	4,740	225,245
Randall L. Root	5,144	244,443
___________________

(1)
Values in column (b) reflect shares that vested as of February 23, 2016 at a market value of $47.52 per share, except for Ms. Kice's shares, which vested as of October 24, 2016 at a market value of $50.56 per share. Shares vested for Mesrs. Casey and Freeman represent performance-based restricted stock and shares vested for Mses. Kice and Gerron and Mr. Root represent time-vested restricted stock.

Potential Payments Upon Termination or Change in Control
Set forth below is a summary of the compensation and benefits payable to Mr. Casey, Ms. Kice, Mr. Freeman, Ms. Gerron and Mr. Root in the event their employment is terminated. For purposes of this disclosure, we have calculated benefits assuming a December 31, 2016 termination date. As of December 31, 2016, executive employment agreements were in effect with Mr. Casey and Mr. Freeman. For further information on the employment agreements, see "Employment and Related Agreements" above.
Under the terms of our Stock Incentive Plan, in the event of their death or a "change in control" of the Company, unvested time-vested restricted stock awards would vest for Mses. Kice and Gerron and Mr. Root. These shares had a value of $572,425 for Ms. Kice, $796,187 for Ms. Gerron and $781,490 for Mr. Root as of December 31, 2016. Other than the acceleration of restricted stock awards for Mses. Kice and Gerron and Mr. Root upon death or a "change in control," Mses. Kice and Gerron and Mr. Root are not contractually entitled to any other severance payments upon their termination or a "change in control" of the Company.
Under the employment agreements in place, payments to Msrs. Casey and Freeman could vary depending on the cause of termination and whether or not the Board of Directors elects to enforce a non-compete agreement. The agreements contain a "double trigger" change in control related to cash severance, requiring a qualifying termination of employment within 24 months following a qualifying change in control event, which is consistent with external market practice. The various payment scenarios for Mr. Casey are described immediately below, and the various payment scenarios for Mr. Freeman are described thereafter.

The various payment scenarios for Mr. Casey are:
Payments upon termination without cause, by the executive for good reason or non-renewal by the Company (the non-compete agreement is automatically enforced)
Amounts under this scenario include the following to the extent they have not been already paid:
•amounts earned by the executive during his employment;

•	an amount equal to 1.5 times the sum of one year's worth of salary and the annual bonus paid to Mr. Casey for the most recently completed year, to be paid in monthly installments over eighteen months;
•bonus and incentive compensation earned by the executive as of the termination date;
•vacation time that was earned and unused by the executive;
•medical benefits for the executive and his eligible dependents for eighteen months following termination; and

•
all unvested stock options and unvested restricted shares shall be fully vested; provided, however, that to the extent that any such awards are subject to performance-based vesting conditions that are intended to qualify for the performance-based compensation exemption under Section 162(m) of the Internal Revenue Code, then those awards will only become vested if and to the extent that such awards would have become vested in accordance with their terms if Mr. Casey's employment had continued; and provided further that, if such award is subject to periodic vesting based upon performance conditions established for each vesting period, then the annual performance conditions applicable to any such award following the termination of Mr. Casey's employment shall be the same as the last periodic performance goal established with respect to such award prior to the termination of Mr. Casey's employment or, if more favorable to Mr. Casey, the periodic performance conditions established for performance-based vesting of equity or equity-based awards granted to other senior executives who are then still employed by the Company.

Payments upon termination with cause, by the executive without good reason or non-renewal by the executive where the non-compete agreement is enforced
Amounts under this scenario include the following to the extent they have not been already paid:

•	amounts earned by the executive during his employment;

•	one year's worth of salary paid in monthly installments, less the amount of medical insurance premiums the executive would have paid had he remained employed;

•	bonus and incentive compensation earned by the executive as of the termination date;

•	vacation time that was earned and unused by the executive; and

•	medical benefits for the executive and his eligible dependents for twelve months following termination.
All unvested stock options and all unvested restricted shares shall be forfeited under this scenario.
Payments upon termination with cause, by the executive without good reason or non-renewal by the executive where the non-compete agreement is not enforced
Amounts under this scenario include the following to the extent they have not been already paid:

•	amounts earned by the executive during his employment;

•	bonus and incentive compensation earned by the executive as of the termination date;

•	vacation time that was earned and unused by the executive; and

•	medical benefits for the executive and his eligible dependents for twelve months following termination.
All unvested stock options and all unvested restricted shares shall be forfeited under this scenario.

Payments upon termination due to a change in control (the non-compete agreement is automatically enforced)
Amounts under this scenario include the following to the extent they have not been already paid:
•amounts earned by the executive during his employment;

•
an amount equal to two times the sum of one year's worth of salary and the annual bonus paid to Mr. Casey for the most recently completed year, to be paid in monthly installments over twenty-four months;

•	bonus and incentive compensation earned by the executive as of the termination date;

•	vacation time that was earned and unused by the executive;

•	medical benefits for the executive's eligible dependents for eighteen months following termination; and

•
all unvested stock options and all unvested restricted shares shall be fully vested; provided, however, that to the extent that any such awards are subject to performance-based vesting conditions, the performance goals were achieved at 100% of the target performance. In March 2016, we entered into a Performance Share Agreement with Mr. Casey that provides the unvested restricted shares subject to the award will vest upon a change in control as follows: (a) if the change in control occurs before the last day of the one-year performance cycle, 50% of the shares covered by the award (the "Category 1 Shares") will vest and the remaining 50% (the "Category 2 Shares") will vest assuming target level performance or (b) if the change in control occurs after the end of the performance cycle, all Category 1 Shares and Category 2 Shares will fully vest to the extent then earned based on the Company's actual performance for the performance cycle.

Payments upon termination due to death
Amounts under this scenario include the following to the extent they have not been already paid:

•	amounts earned by the executive during his employment;

•	bonus and incentive compensation earned by the executive as of the termination date;

•	vacation time that was earned and unused by the executive;

•	medical benefits for the executive's eligible dependents for eighteen months following termination; and

•	all unvested stock options and all unvested restricted shares shall be fully vested.
Payments upon termination due to disability
Amounts under this scenario include the following to the extent they have not been already paid:
•amounts earned by the executive during his employment;
•bonus and incentive compensation earned by the executive as of the termination date;

•	vacation time that was earned and unused by the executive;

•	disability benefits, if any, at least equal to those then provided by the Company to disabled executives and their families;

•	medical benefits for the executive's eligible dependents for twelve months following termination; and

•	all unvested stock options and all unvested restricted shares shall be fully vested.

The various payment scenarios for Mr. Freeman are:
Payments upon termination without cause, by the executive for good reason or non-renewal by the Company (the non-compete agreement is automatically enforced)
Amounts under this scenario include the following to the extent they have not been already paid:
•amounts earned by the executive during his employment;

•	an amount equal to 0.25 times the sum of one year's worth of salary and the annual bonus paid to Mr. Freeman for the most recently completed year, to be paid in monthly installments over three months;
•bonus and incentive compensation earned by the executive as of the termination date;
•vacation time that was earned and unused by the executive;
•medical benefits for the executive and his eligible dependents for three months following termination; and

•
all unvested stock options, mutual fund share bonus awards and unvested restricted shares shall be fully vested; provided, however, that to the extent that any such awards are subject to performance-based vesting conditions that are intended to qualify for the performance-based compensation exemption under Section 162(m) of the Internal Revenue Code, then those awards will only become vested if and to the extent that such awards would have become vested in accordance with their terms if Mr. Freeman's employment had continued; and provided further that, if such award is subject to periodic vesting based upon performance conditions established for each vesting period, then the annual performance conditions applicable to any such award following the termination of Mr. Freeman's employment shall be the same as the last periodic performance goal established with respect to such award prior to the termination of Mr. Freeman's employment or, if more favorable to Mr. Freeman, the periodic performance conditions established for performance-based vesting of equity or equity-based awards granted to other senior executives who are then still employed by the Company.

Payments upon termination with cause, by the executive without good reason or non-renewal by the executive where the non-compete agreement is enforced (the period of such enforcement, the "Elective Non-Compete Period")
Amounts under this scenario include the following to the extent they have not been already paid:

•	amounts earned by the executive during his employment;

•	an amount equal to salary, less the amount of medical insurance premiums the executive would have paid had he remained employed, through the Elective Non-Compete Period;

•	bonus and incentive compensation earned by the executive as of the termination date;

•	vacation time that was earned and unused by the executive; and

•	medical benefits for the executive and his eligible dependents through the Elective Non-Compete Period.
All unvested stock options, mutual fund share bonus awards and all unvested restricted shares shall be forfeited under this scenario.
Payments upon termination with cause, by the executive without good reason or non-renewal by the executive where the non-compete agreement is not enforced
Amounts under this scenario include the following to the extent they have not been already paid:

•	amounts earned by the executive during his employment;

•	bonus and incentive compensation earned by the executive as of the termination date; and

•	vacation time that was earned and unused by the executive.
All unvested stock options, mutual fund share bonus awards and all unvested restricted shares shall be forfeited under this scenario.

Payments upon termination due to a change in control (the non-compete agreement is automatically enforced)
Amounts under this scenario include the following to the extent they have not been already paid:
•amounts earned by the executive during his employment;

•	an amount equal to 0.375 times the sum of one year's worth of salary and the annual bonus paid to Mr. Freeman for the most recently completed year, to be paid in monthly installments over 4.5 months;

•	bonus and incentive compensation earned by the executive as of the termination date;

•	vacation time that was earned and unused by the executive;

•	medical benefits for the executive's eligible dependents for 4.5 months following termination; and

•
all unvested stock options, mutual fund share bonus awards and all unvested restricted shares shall be fully vested; provided, however, that to the extent that any such awards are subject to performance-based vesting conditions, the performance goals were achieved at 100% of the target performance.

Payments upon termination due to death
Amounts under this scenario include the following to the extent they have not been already paid:

•	amounts earned by the executive during his employment;

•	bonus and incentive compensation earned by the executive as of the termination date;

•	vacation time that was earned and unused by the executive;

•	medical benefits for the executive's eligible dependents for twelve months following termination; and

•	all unvested stock options, mutual fund share bonus awards and all unvested restricted shares shall be fully vested.
Payments upon termination due to disability
Amounts under this scenario include the following to the extent they have not been already paid:
•amounts earned by the executive during his employment;
•bonus and incentive compensation earned by the executive as of the termination date;

•	vacation time that was earned and unused by the executive;

•	disability benefits, if any, at least equal to those then provided by the Company to disabled executives and their families;

•	medical benefits for the executive's eligible dependents for twelve months following termination; and

•	all unvested stock options, mutual fund share bonus awards and all unvested restricted shares shall be fully vested.

The following tables show the amounts each officer would receive under different scenarios.
Severance and change in control arrangements for Mr. Casey:

Benefits/payments upon termination	For cause, voluntary termination without good reason or non-renewal by the executive		Without cause, for good reason or non-renewal by the Company	Terminated due to change in control	Death	Disability
Non-compete enforced?	Y	N	Y	Y	N/A	N/A
Base salary for an additional period(1)	$635,778	$—	$953,667	$1,271,556	$—	$—
Annual bonus for an additional period(2)	—	—	2,025,000	2,700,000	—	—
Performance shares(3)	—	—	4,245,252	4,245,252	4,245,252	4,245,252
Medical benefits(4)	14,222	14,222	21,333	21,333	21,333	14,222

Total	$650,000	$14,222	$7,245,252	$8,238,141	$4,266,585	$4,259,474

___________________

(1)
Amounts reflect one year’s base salary, less the amount of medical insurance premiums the executive would have paid had he remained employed with the Company, for termination for cause, voluntary termination without good reason or non-renewal by the executive. Amounts reflect 1.5 times Mr. Casey's annual base salary, less the amount of medical insurance premiums the executive would have paid had he remained employed with the Company, for termination without cause, for good reason or non-renewal by the Company. Amounts reflect 2 times Mr. Casey's annual base salary, less the amount of medical insurance premiums the executive would have paid had he remained employed with the Company, for termination due to change in control.

(2)
Amounts reflect 1.5 times Mr. Casey's annual bonus paid for the most recently completed year for termination without cause, for good reason or non-renewal by the Company. Amounts reflect two times Mr. Casey's annual bonus paid for the most recently completed year for termination due to change in control.

(3)
Amounts reflect the estimated value of the acceleration of the executive’s outstanding performance-based restricted stock awards (70,766 shares, which are equal to the number of outstanding performance-based restricted stock shares that are reported in the "Outstanding Equity Awards at December 31, 2016" table), using our closing stock price of $59.99 per share as of the last day of business in 2016.

(4)
Amounts reflects the Company’s estimated premiums to continue medical benefits for the executive and his dependents, as applicable, for twelve months after termination for cause, voluntary termination without good reason, non-renewal by the executive or disability, or for eighteen months after termination without cause, for good reason, non-renewal by the Company, change in control or death.

Severance and change in control arrangements for Mr. Freeman:

Benefits/payments upon termination	For cause, voluntary termination without good reason or non-renewal by the executive		Without cause, for good reason or non-renewal by the Company	Terminated due to change in control	Death	Disability
Mandatory inactivity period enforced?	Y	N	Y	Y	N/A	N/A
Base salary for an additional three months (1)	$241,480	$—	$326,263	$489,394	$—	$—
Restricted shares (2)	—	—	1,199,800	1,199,800	1,199,800	1,199,800
Medical benefits (3)	8,520	—	4,260	6,390	17,040	17,040
Acceleration of Payment of Mutual Fund Bonus Award (4)	—	—	1,000,000	1,000,000	1,000,000	1,000,000

Total	$250,000	$—	$2,530,323	$2,695,584	$2,216,840	$2,216,840

___________________

(1)
Amounts reflect six month's base salary, less the amount of medical insurance premiums the executive would have paid had he remained employed with the Company, for termination for cause, voluntary termination without good reason or non-renewal by the executive. Amounts reflect 0.25 times the sum of Mr. Freeman's annual base salary, less the amount of medical insurance premiums the executive would have paid had he remained employed with the Company, and the annual bonus paid (or payable) for the most recently-completed year for termination without cause, for good reason or non-renewal by the Company. Amounts reflect 0.375 times the sum of Mr. Freeman's annual base salary, less the amount of medical insurance premiums the executive would have paid had he remained employed with the Company, and the most recent annual bonus paid to him, for termination due to change in control.

(2)
Amounts reflect the estimated value of acceleration of Mr. Freeman’s outstanding time-vested and performance-based restricted stock awards (20,000 shares, which is equal to the number of outstanding time-vested restricted stock shares that are reported in the "Outstanding Equity Awards at December 31, 2016" table, and 20,000 shares, which is equal to the number of outstanding performance-based restricted stock shares that are reported in the "Outstanding Equity Awards at December 31, 2016" table), using our closing stock price of $59.99 per share as of the last day of business in 2016.

(3)
The amount reflects the Company’s estimated premiums to continue medical benefits for Mr. Freeman and his dependents, as applicable, for six months after termination for cause, voluntary termination without good reason or non-renewal by the executive, three months for termination without cause, for good reason or non-renewal by the Company, 4.5 months for termination due to change in control or 12 months after termination due to death or disability.

(4)	Amounts reflect Mr. Freeman's outstanding unvested mutual fund awards. As of December 31, 2016, Mr. Freeman had $1 million unvested mutual fund awards.
The amounts shown in the preceding tables do not include payments and benefits to the extent they are paid to all employees upon termination of employment, including:
•accrued salary and vacation pay;
•distribution of the balance held by the individual under our Savings Plan; and

•	amounts paid under other benefit plans, including our family and medical leave of absence and long-term disability programs.

Definitions under the terms of the Stock Incentive Plan
Change in Control shall mean:

•
a merger or consolidation of the Company with or into another corporation in which the Company shall not be the surviving corporation (other than a merger undertaken solely in order to reincorporate in another state) (for purposes hereof, the Company shall not be deemed the surviving corporation in any such transaction if, as the result thereof, it becomes a wholly-owned subsidiary of another corporation);

•	a dissolution of the Company;

•	a transfer of all or substantially all of the assets of the Company in one transaction or a series of related transactions to one or more other persons or entities; or

•
a transaction or series of transactions that results in any entity, person, or group, becoming the beneficial owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities; or during any period of two consecutive years commencing on or after January 1, 2005, individuals who at the beginning of the period constituted the Company’s Board of Directors cease for any reason to constitute at least a majority, unless the election of each director who was not a director at the beginning of the period has been approved in advance by directors representing at least two-thirds of the directors then in office who were directors at the beginning of the period; provided, however, that a "Change in Control" shall not be deemed to have occurred if the ownership of 50% or more of the combined voting power of the surviving corporation, asset transferee or Company (as the case may be), after giving effect to the transaction or series of transactions, is directly or indirectly held by (A) a trustee or other fiduciary under an employee benefit plan maintained by the Company, or (B) one or more of the "executive officers" of the Company that held such positions prior to the transaction or series of transactions, or any entity, person or group under their control.

Definitions under the terms of the Executive Employment Agreements
Termination for cause could occur due to any of the following events:

•	executive’s conviction of any felony or other serious crimes;

•
executive’s material breach of any of the terms of the employment agreement or any other written agreement or material company policy to which the executive and the Company are parties or are bound, if such breach shall be willful and shall continue beyond a period of 30 days immediately after written notice thereof by the Company to the executive;

•	wrongful misappropriation by the executive of any money, assets, or other property of the Company or of a client of the Company;

•
willful actions or failures to act by the executive which subject the executive or the Company to censure by the Securities and Exchange Commission as described in and pursuant to Section 203(e) or 203(f) of the Investment Advisers Act of 1940 or Section 9(b) of the Investment Company Act of 1940 or to censure by a state securities administrator pursuant to applicable state securities laws or regulations;

•	executive’s commission of fraud or gross moral turpitude; or

•	executive’s continued willful failure to substantially perform executive’s duties under the applicable agreement after receipt of written notice thereof and an opportunity to so perform.

Termination for good reason could occur due to the occurrence of any of the following events without the written consent of the executive:

•	any material breach by the Company of the employment agreement (including any reduction in the executive’s base salary);

•
any material adverse change in the status, position or responsibilities of the executive including, in the case of Mr. Casey, a change in the executive’s reporting relationship so that he no longer reports to the Board of Directors, the removal from or failure to re-elect the executive as a member of the Board or if the Company becomes a wholly-owned subsidiary of another company and the executive serves only as an officer of the subsidiary company;

•	assignment of duties to the executive that are materially inconsistent with the executive’s position and responsibilities described in his employment agreement;

•
the failure of the Company to assign the employment agreement to a successor to the Company or failure of a successor to the Company to explicitly assume and agree to be bound by the employment agreement; or

•	requiring the executive to be principally based at any office or location more than 40 miles from the current offices of the Company in Dallas, Texas.
The executive may terminate his or her employment without good reason at any time by giving at least 30 days' notice.
The Company may terminate the executive’s employment without cause at any time.
Change in Control shall mean:

•
a merger or consolidation of the Company with or into another corporation (other than a merger undertaken solely in order to reincorporate in another state) immediately following which the beneficial holders of the voting stock of the Company immediately prior to such transaction or series of transactions do not continue to hold 50% or more of the voting stock (based upon voting power) of the Company or (A) any entity that owns, directly or indirectly, the stock of the Company, (B) any entity with which the Company has merged, or (C) any entity that owns an entity with which the Company has merged;

•	a dissolution of the Company;

•	a transfer of all or substantially all of the assets of the Company in one or more related transactions to one or more other persons or entities;

•
a transaction or series of transactions that results in any entity, "Person" or "Group", becoming the beneficial owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities; or

•
during any period of two consecutive years commencing on or after January 1, 2016 (in the case of Mr. Casey) or January 1, 2017 (in the case of Mr. Freeman), individuals who, at the beginning of the period constituted the Company’s Board of Directors, cease for any reason to constitute at least a majority, unless the election of each director who was not a director at the beginning of the period has been approved in advance by directors representing at least two-thirds (2/3) of the directors then in office who were directors at the beginning of the period; provided, however, that a "Change in Control" shall not be deemed to have occurred if the ownership of 50% or more of the combined voting power of the surviving corporation, asset transferee or Company (as the case may be), after giving effect to the transaction or series of transactions, is directly or indirectly held by (A) a trustee or other fiduciary under an employee benefit plan maintained by the Company, or (B) one or more of the "executive officers" of the Company that held such positions prior to the transaction or series of transactions, or any entity, Person or Group under their control.

Disability shall mean any medically determinable physical or mental impairment that has lasted for a period of not less than six months in any 12-month period and that renders the executive unable to perform the duties or essential functions required under the employment agreement.

PROPOSAL 2:
Ratification of Appointment of Deloitte & Touche LLP as Independent Auditors
Our Audit Committee has appointed Deloitte & Touche LLP as our independent auditors for 2017. Representatives of Deloitte & Touche LLP will attend the annual meeting to answer appropriate questions and may make a statement if they so desire.
Fees Billed by Deloitte & Touche LLP and Grant Thornton LLP
Audit Fees. With respect to the years ended December 31, 2016 and 2015, Deloitte & Touche LLP billed aggregate fees of $357,420 and $360,256, respectively, for professional services in connection with the audit of our annual financial statements, the review of the financial statements included in our Form 10-Qs and testing required by Sarbanes-Oxley Section 404, as well as for services that are normally provided in connection with statutory or regulatory filings or engagements. Fees for the year ended December 31, 2015 have been updated for additional fees billed subsequent to the filing of our 2016 Definitive Proxy Statement, which was filed with the SEC on March 14, 2016.
Audit-Related Fees. With respect to the years ended December 31, 2016 and 2015, Deloitte & Touche LLP billed no fees for audit-related services.
Tax Fees. There were no fees billed for tax services by Deloitte & Touche LLP for the years ended December 31, 2016 and 2015.
All Other Fees. The aggregate fees for services provided by Deloitte & Touche LLP and not otherwise included in Audit Fees, Audit-Related Fees or Tax Fees were $511,140 and $546,916 for the years ended December 31, 2016 and 2015, respectively. These fees are not paid by Westwood but are paid by common trust funds sponsored by Westwood Trust for financial audits and tax services provided to the common trust funds by Deloitte & Touche LLP. Westwood engaged Deloitte & Touche LLP to provide these services to the common trust funds for the years ended December 31, 2016 and 2015. Fees for the year ended December 31, 2015 have been updated for additional fees billed subsequent to the filing of our 2016 Definitive Proxy Statement, which was filed with the SEC on March 14, 2016.
Pre-approval policies and procedures for audit and non-audit services. The Audit Committee has established a policy regarding pre-approval of all audit and non-audit services provided by our independent auditors. Each year the Audit Committee considers for approval the independent auditor's engagement to render audit services, as well as a list prepared by management of anticipated non-audit services and related budget estimates. During the course of the year, management and the independent auditor are responsible for tracking all services and fees to ensure that they are within the scope pre-approved by the Audit Committee. To ensure prompt handling of unexpected matters, the Audit Committee has delegated to its chairman the authority to amend or modify the list of approved audit and non-audit services and fees, provided the chairman reports any action taken to the Audit Committee at its next meeting.
The Audit Committee pre-approved all services provided by Deloitte & Touche LLP for the years ended December 31, 2016 and 2015.
Vote Sought and Recommendation
Although stockholder action on this matter is not required, the appointment of Deloitte & Touche LLP is being recommended to the stockholders for ratification. The affirmative "FOR" vote of a majority of the votes cast at the annual meeting is needed to ratify the appointment of Deloitte & Touche LLP as independent auditors for 2017. Abstentions will not affect the outcome of a vote on this proposal.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT AUDITORS FOR 2017.

PROPOSAL 3:
Approval of the Fourth Amended and Restated
Westwood Holdings Group, Inc. Stock Incentive Plan
The Compensation Committee and the Board of Directors of Westwood have approved and have proposed that our shareholders approve the Fourth Amended and Restated Westwood Holdings Group, Inc. Stock Incentive Plan (the "Plan") at the annual meeting. Westwood originally adopted the Stock Incentive Plan on February 1, 2002. Following Westwood's spin-off from SWS Group, Inc. on June 30, 2002, Westwood's public stockholders approved an amended Stock Incentive Plan on April 24, 2003, with a reserve of 948,100 shares of common stock. On February 8, 2005, the Compensation Committee adopted the Second Amended and Restated Plan, which contained certain non-material amendments not requiring stockholder approval. On April 27, 2006, our stockholders approved the Third Amended and Restated Plan (effective as of January 1, 2006), with a reserve of 1,948,100 shares of common stock. The Third Amended and Restated Plan was subsequently amended pursuant to an Amendment of the Plan (effective July 22, 2010), the Second Amendment to the Plan (effective July 22, 2010), the Third Amendment to the Plan (effective March 4, 2015) and the Fourth Amendment to the Plan (effective April 27, 2016). These amendments increased the maximum number of shares available for issuance to 4,398,100 shares and clarified compliance with Section 162(m) of the Internal Revenue Code of 1986, as amended ("Section 162(m)").
The material revisions in the Fourth Amended and Restated Plan:

•	Increase the total number of shares currently authorized under the Plan by 250,000 shares;

•
Require a minimum one-year vesting limitation on awards granted under the Plan (with exception for death, disability or a change in control), with a carve-out exception for up to 5% of the total shares currently authorized under the Plan;

•	Eliminate option share repricing;

•	Eliminate the ability to accelerate vesting of shares other than for death, disability, or change in control;

•	Prohibit utilizing shares of stock that are withheld to satisfy tax withholding obligations for subsequent awards under the Plan;

•	Prohibit the payment of dividends on unvested shares;

•
Set a limitation, such that the grant of an award to a non-employee director, acting in his or her capacity as director, taken together with the cash fees paid to the non-employee director, cannot exceed $350,000 in the case of a non-employee director other than the Chairman of the Board or $500,000 in the case of the Chairman of the Board; and

•	Extend the term of the Plan to March 10, 2027.
Westwood is seeking stockholder approval for the Plan. Stockholder approval is required under the requirements of the NYSE Corporate Governance Listing Standards, which are applicable to Westwood.
Awards under the Plan are a major component of our long-term incentive program for our employees, consultants and members of our Board. As noted in the "Compensation Discussion and Analysis," we recognize that having an ownership interest in the Company is critical to aligning the financial interests of our employees and shareholders. The Compensation Committee believes it is important to authorize an additional 250,000 shares for grant under the Plan. As of March 6, 2017, approximately 4,130,098 shares had been issued under the Plan, leaving 268,002 shares available under the Plan for issuance. The Compensation Committee does not believe that this amount is sufficient to meet the Company's anticipated grants of awards through the date of our 2019 Annual Meeting of Shareholders. If shareholders do not approve the Plan, the Plan will remain in effect; however, we anticipate the shares available for equity-based compensation will be quickly depleted, and we will lose our ability to use equity as a compensation tool. Based on the Compensation Committee's historical practice, the Compensation Committee anticipates that the additional shares requested will enable the Company to maintain its current equity compensation program for at least two years, accommodating anticipated grants related to the hiring, retention and promotion of employees. In 2014, 2015 and 2016, the number of shares of common stock underlying equity awards granted was approximately 232,000, 305,000 and 296,000, respectively. The Compensation Committee expects to continue to grant awards under the Plan consistent with the Company's historical share utilization rates.

Description of the Fourth Amended and Restated Plan
A summary of the material features of the Plan is set forth below. This description and summary are qualified in their entirety by the full text of the Plan included in Appendix A to this Proxy Statement.
Key Features of the Plan. Awards under the Plan will consist of cash or Westwood's authorized common stock. The fair market value of Westwood's common stock as of March 9, 2017 was $54.81 per share. The Plan provides for the grant of incentive stock options, nonstatutory options, shares of restricted stock, annual incentive awards, performance-based awards (in the form of cash or deferred stock awards) and discretionary bonus awards. Awards under the Plan may be made to key employees, including officers and directors who may be employees, and non-employee directors, consultants or advisors. There are currently 159 employees of Westwood who may be eligible to receive awards under the Plan, and there are 7 non-employee directors who may be eligible to receive awards under the Plan. The total number of shares of common stock available for delivery pursuant to awards under the Plan over its entire term is 250,000 plus (a) any shares of common stock that remain available for grant under the Third Amended and Restated Plan, as amended, and (b) any shares of common stock that are represented by awards under the Third Amended and Restated Plan, as amended, that are forfeited, terminated, expired, or canceled without delivery of shares of common stock. As a result, the aggregate maximum number of shares of common stock for which awards may be granted under the Plan is 4,648,100. Any shares issued under the Plan may consist, in whole or in part, of authorized and unissued shares or forfeited shares or a combination thereof. Shares that are exchanged by a participant or withheld by the Company as full or partial payment of the exercise price of a stock option or to cover any taxes payable as a result of the grant, exercise, vesting or settlement of an award, will not again be available for issuance under the Plan. Subject to adjustment, no more than 316,033 shares of common stock may be covered by stock-based awards granted to any participant under the Plan in a calendar year. Consistent with certain provisions of Section 162(m), there are restrictions providing for a maximum number of shares that may be settled in any year to a participant (including Covered Employees) and a maximum amount of cash compensation payable in any one year as an award under the Plan to a participant (including Covered Employees). The maximum amount of cash payable in respect of a performance-based award under the Plan to any participant in any calendar year is $5 million and the maximum number of shares of our common stock that may be settled in respect of a performance-based award under the Plan to any participant in any calendar year is 316,033 shares.
Term of the Plan. No awards may be made under the Plan after the date that is ten years following the Plan's approval by the Compensation Committee (no awards after March 10, 2027).
Types of Awards. The Plan authorizes the grant of several types of stock-based awards, including, without limitation, incentive stock options ("ISOs"), nonstatutory stock options ("NSOs"), restricted stock and performance-based shares. The Plan also authorizes cash awards, including annual incentive awards, performance-based awards, and discretionary bonus awards. The various types of awards authorized under the Plan may be utilized in the future if determined appropriate by the Compensation Committee. However, to date the Compensation Committee has only granted stock-based awards under the Plan in the form of NSOs and restricted stock.
Award Vesting Limitations. Awards granted under the Plan will vest no earlier than the first anniversary of the date an award is granted, with a carve-out exception for up to 5% of the aggregate shares available for issuance under the Plan.
No Discount Stock Options. The Plan prohibits the grant of a stock option with an exercise price less than the fair market value of Westwood's stock on the date of grant.
Share Counting Rules. Any shares subject to an award under the Plan that are forfeited, settled for cash, expire, or otherwise are terminated without issuance of such shares, are available for awards under the Plan. In addition, cash awards do not reduce the shares available under the Plan or to a participant in any calendar year.
Administration. Unless our Board of Directors determines otherwise, the Plan will be administered by the Compensation Committee. Determinations of the Compensation Committee will be final and binding on any interested person. Such determinations include selecting participants, determining the awards that will be made under the Plan, interpreting plan provisions, and deciding the terms and conditions of any award.
Amendment. The Plan may be amended by the Board of Directors or by the Compensation Committee. Amendments will be subject to stockholder approval if and to the extent required by applicable law, regulations or rules. Any amendment that would increase the aggregate number of shares of stock that may be issued under the Plan must be approved by our stockholders.
Antidilution. In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the Company, appropriate adjustments will be made in the number and class of shares subject to the Plan and to any outstanding awards (if applicable) and in the exercise price per share of any outstanding awards (if applicable), as the Compensation Committee or the Board of Directors determines fair and equitable.
Persons Eligible for Grants. Any employee, consultant or non-employee director of Westwood or any of its parents or subsidiaries will be eligible to be selected as a participant and receive an award under the Plan by the Compensation Committee, acting in its discretion. However, ISOs will be granted only to participants who are employees of Westwood or a subsidiary thereof.

Change in Control. In the event of a change in control, each outstanding award under the Plan shall become 100% vested and exercisable as of the date ten (10) days prior to the date of the change in control.
Types of Awards
Options. ISOs and NSOs are both stock options allowing the recipient to purchase a fixed number of shares of common stock at a fixed price (which may not be less than the fair market value on the option grant date as determined under the Plan). Options will be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Compensation Committee and set forth in the option agreement evidencing such option; provided, however, that (i) no option shall be exercisable after the expiration of 10 years after the effective date of grant of such option, (ii) no ISO granted to a stockholder who owns more than ten percent of our common stock will be exercisable after the expiration of five years after the effective date of grant of such option, and (iii) no option granted to a prospective employee, prospective consultant or prospective director may become exercisable prior to the date on which such person commences service with the Company. Subject to the foregoing, unless otherwise specified by the Compensation Committee in the grant of an option, any option granted hereunder shall terminate ten years after the effective date of grant of the option, unless earlier terminated in accordance with its provisions.
Subject to the limitations of the Plan, payment of the exercise price of an option shall be made (i) in cash, by check or cash equivalent, (ii) by tender to the Company, or attestation to the ownership, of shares of our common stock owned by the participant having a fair market value not less than the exercise price, (iii) through the cashless exercise procedures set forth in the Plan, (iv) with such other consideration as may be approved by the Compensation Committee from time to time to the extent permitted by applicable law, or (v) by any combination thereof.
Restricted Stock Awards. The Compensation Committee may also make awards of restricted shares of our stock. The vesting of restricted stock may be conditioned upon the lapse of time and/or the satisfaction of other factors determined by the Compensation Committee. Unless the Compensation Committee determines otherwise, the recipient of restricted shares will generally have the right to vote the shares. Dividends and dividend equivalents will not be payable with respect to restricted stock. However, the Compensation Committee may provide that dividends will be accrued with respect to restricted shares (at the same rate that is paid to our stockholders generally), and, if so, that the dividends will be subject to the vesting conditions applicable to the corresponding restricted stock. None of the restricted shares may be sold, transferred or pledged during the restricted period, and all restricted shares shall be forfeited, and except for termination due to death or as otherwise determined by the Compensation Committee, all rights to the shares will terminate, if the recipient ceases to be an employee, consultant or director of us or any of our subsidiaries before the expiration or termination of the restricted period and satisfaction of any other conditions prescribed by us with respect to the shares.
Awards to Non-Employee Directors. Non-employee directors are eligible to receive any type of award under the Plan other than ISOs. The grant of an award to a non-employee director, acting in his or her capacity as director, taken together with the cash fees paid to the non-employee director, cannot exceed $350,000 in the case of a non-employee director other than the Chairman of the Board or $500,000 in the case of the Chairman of the Board.
Annual Incentive Awards. The Compensation Committee may also grant annual incentive awards of stock, cash or any combination of stock and cash to our employees and other eligible persons, in such amounts and subject to such terms and conditions as the Compensation Committee may determine. The Compensation Committee shall establish the maximum level of annual incentive awards that may be granted for each year. The Compensation Committee may, in its sole discretion, reduce, but not increase, the annual incentive award payable to any participating employee during a year.

Performance-Based Awards. The Plan contains provisions intended to allow the Compensation Committee to grant incentive awards that qualify for the performance-based compensation exemption from the annual $1 million executive compensation deduction limitation imposed by Section 162(m), and such provisions are intended to apply to any award type under the Plan, including, but not limited to, awards of restricted stock, options, cash, or any combination thereof. Absent the performance-based compensation exemption under Section 162(m), our ability to deduct incentive compensation payable to our Covered Employees could be limited. In order to qualify for the exemption, awards must be based or conditioned upon the satisfaction of pre-established performance goals established by the Compensation Committee. The Plan contains an extensive list of performance measures most recently approved by our stockholders in 2016 pursuant to the stockholder approval requirements of Section 162(m), thus giving the Compensation Committee significant flexibility in structuring performance goals for awards intended to meet the Section 162(m) performance-based compensation exemption.
The list of performance measures upon which performance goals may be based currently includes: (i) net earnings or net income (before or after taxes, depreciation and amortization); (ii) cash earnings; (iii) earnings per share; (iv) net sales or revenue growth; (v) net operating income; (vi) return measures (including, but not limited to, return on assets, capital, invested capital, equity, sales, or revenue); (vii) cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity, and cash flow return on investment (discounted or otherwise)); (viii) operating income before interest, taxes, depreciation and amortization;

(ix) return on stockholders' equity; (x) operating margins or operating expenses; (xi) value of the Company's stock or total return to stockholders; (xii) value of an investment in the Company's stock assuming the reinvestment of dividends; (xiii) assets under management; (xiv) performance of one or more of our investment products on an absolute basis or relative to a benchmark or peer group; (xv) adjusted pre-tax income; (xvi) cost targets, reductions and savings, productivity and efficiencies; (xvii) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology and goals relating to acquisitions, divestitures, joint ventures and similar transactions and budget comparisons; (xviii) personal professional objectives, consisting of one or more objectives based on the implementation of plans and policies, the negotiation of transactions, the development of long term business goals, formation of joint ventures, research or development collaborations and the completion of other corporation transactions; and/or (xix) a combination of any or all of the foregoing criteria. Under the Plan, performance measures used for establishing the performance goals for an award may reflect such adjustments (including but not limited to, as applicable, adjustments for taxes, depreciation, amortization, compensation, start-up, non-recurring, mergers and acquisitions, lift-outs and/or other similar items of income or expense) as the Compensation Committee deems appropriate under the circumstances and that complies with applicable Treasury Regulations under Section 162(m). Any evaluation of performance in relation to Performance-Based Awards may include or exclude, as applicable: asset write-downs, litigation or claim judgments or settlements, changes in tax laws, accounting principles or other laws or provisions, reorganization or restructuring programs, acquisitions or divestitures, foreign exchange gains and losses, or gains and losses that are treated as unusual in nature or what occur infrequently under Accounting Standards Codification Topic 225.
Discretionary Bonus Awards. The Compensation Committee may also grant discretionary bonus awards of stock, cash or any combination of stock and cash to our officers and key employees in such amounts and subject to such terms and conditions as the Compensation Committee may determine.
Material Federal Income Tax Consequences of the Plan
The following is a summary of the material United States federal income tax consequences associated with awards granted under the Plan. This summary is based upon present federal income tax laws and regulations and does not purport to be a complete description of the federal income tax consequences applicable to a participant or Westwood. This summary does not cover any federal employment tax consequences or any foreign, state, local, estate and gift, or other tax consequences.
Incentive Stock Options. A participant will generally not recognize any taxable income upon either the grant or exercise of an ISO. However, for purposes of the alternative minimum tax, upon the exercise of an ISO, a participant is required to include the difference between the option exercise price and the fair market value of the common stock received in alternative minimum taxable income for purposes of calculating the alternative minimum tax. If a participant sells or otherwise disposes of the common stock acquired pursuant to the exercise of an ISO within either two years from the date of grant or one year from the date of exercise of the option (an "Early Disposition"), the participant will recognize ordinary income at the time of the Early Disposition in an amount equal to the lesser of (i) the excess of the amount realized by the participant on the Early Disposition over the exercise price of the option, or (ii) the excess of the fair market value of the common stock on the date of exercise over the exercise price of the option. The excess, if any, of the amount realized by the participant on the Early Disposition over the fair market value of the common stock on the date of exercise will be capital gain, and will either be short term (taxable at ordinary income tax rates) or long term gain, depending on the participant's holding period. If a participant disposes of the common stock for an amount that is less than the participant's tax basis, the difference between the amount realized in the Early Disposition and the tax basis will generally be capital loss, and will either be short term or long term depending on the participant's holding period.
Nonqualified Stock Options. A participant will not recognize any taxable income upon the grant of an NSO. In general, a participant will recognize ordinary income upon the exercise of an NSO in an amount equal to the difference between the fair market value of the common stock received on the date of exercise and the exercise price paid for the stock.
Annual Incentive Awards, Performance-Based Awards and Discretionary Bonus Awards. In general, a participant who receives cash pursuant to an award made under the Plan will recognize ordinary income equal to the amount of cash that is received. Except as discussed below in the section entitled "Common Stock Subject to a Substantial Risk of Forfeiture," a participant who receives shares of common stock pursuant to an award under the Plan will recognize ordinary income at the time the shares are received in an amount equal to the fair market value of the shares.
Common Stock Subject to a Substantial Risk of Forfeiture. In general, if a participant receives common stock pursuant to an award made under the Plan that is subject to a substantial risk of forfeiture, then, unless the participant files an early income recognition election under Section 83(b) of the Internal Revenue Code of 1986, as amended ("Section 83(b)") (discussed below), the participant will not recognize any income at the time of receipt of the stock, but will recognize ordinary income when the shares become vested (i.e., when they are no longer subject to a substantial risk of forfeiture) in an amount equal to the then difference between the fair market value of the stock at the time the restrictions lapse and the amount paid, if any, for the stock. However, a participant who receives common stock that is subject to a substantial risk of forfeiture may elect under Section 83(b) to recognize ordinary income at the time the stock is received in an amount equal to the fair market value of the stock at that time, reduced by the amount, if any, paid for the stock. An 83(b) election may be made, if at all, within 30 days after the date on which the non-vested restricted stock is received.
Availability of Tax Deduction for Westwood. When ordinary income is recognized by a participant in connection with the receipt or exercise of an award under the Plan (including the filing of an election under section 83(b) of the Code), we will generally be entitled to a deduction for federal income tax purposes at the same time and in the same amount, assuming the requisite withholding requirements are met. However, compensation paid by us to Covered Employees is generally subject to the $1 million annual deduction limitation of Section 162(m). This limitation does not apply to performance-based compensation that meets certain requirements of Section 162(m).

Tax Withholding. Our obligation to make payments or issue shares in connection with any award will be subject to and conditioned upon the satisfaction of applicable tax withholding obligations. The Compensation Committee may allow a participant to satisfy a withholding tax obligation in whole or in part by having us withhold shares that would otherwise be issued to the participant, or by having the participant deliver cash or shares to us, in either case with a value equal to the minimum amount of the withholding obligation. Shares that are withheld to satisfy part or all of a withholding tax obligation are not eligible for reissuance under the Plan.
Plan Benefits
The future awards that may be made to eligible participants under the Plan are subject to the discretion of the Compensation Committee, and, therefore, cannot be determined with certainty at this time. Awards made under the Plan in 2016 to our Named Executive Officers are set forth under the "2016 Grants of Plan Based Awards" table.
Vote Sought and Recommendation
The approval of the Plan requires the affirmative vote of a majority of the votes cast with respect to this Proposal. All proxies submitted will be voted "FOR" this Proposal unless stockholders specify a contrary vote in their proxies. Broker non-votes will not be counted as votes cast with respect to this Proposal; abstentions, however, will have the same effect as a vote against this Proposal.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE
FOURTH AMENDED AND RESTATED WESTWOOD HOLDINGS GROUP, INC.
STOCK INCENTIVE PLAN

PROPOSAL 4:

Advisory Vote on Executive Compensation
We are seeking a non-binding, advisory vote from our stockholders to approve the compensation paid to our named executive officers, as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K.
The Compensation Committee has structured our executive compensation program to reflect our "pay-for-performance" philosophy. The compensation opportunities provided to the named executive officers are significantly dependent on the Company’s financial performance and the named executive officers’ individual performance and are intended to drive the creation of sustainable stockholder value. The Compensation Committee will continue to emphasize responsible compensation arrangements that attract, retain, and motivate high caliber executive officers to achieve the Company’s business strategies and objectives.
You have the opportunity to vote "FOR" or "AGAINST" or to "ABSTAIN" from voting on the following non-binding resolution relating to executive compensation:
"Resolved, that the stockholders approve, on a non-binding, advisory basis, the compensation paid to the Company’s named executive officers as disclosed in the Company’s proxy statement for the 2017 Annual Meeting of Stockholders pursuant to Item 402 of Regulation S-K, including the compensation discussion and analysis, the compensation tables, and the narrative discussion."
In deciding how to vote on this proposal, you are encouraged to consider the Company’s executive compensation philosophy and objectives and the components of the Company’s executive compensation program as contained in the Compensation Discussion and Analysis section above, as well as the following key aspects of our executive compensation program:
•A significant portion of each named executive officer's total direct compensation -- approximately 58% to 89% (excluding Ms. Kice as discussed above in "Compensation Discussion and Analysis") -- was "at risk" compensation in 2016, delivered in the form of an annual cash inventive award and an annual equity incentive award.
•The annual incentive award to the Chief Executive Officer is based on a scorecard with four performance categories (investment performance, service and sales, financial results and strategic goals). The Chief Executive Officer has the opportunity to earn 50% of target for achieving threshold performance and up to 185% of target for achieving maximum performance (with no payouts for performance below threshold levels).
•Beginning in 2017, the annual cash incentive award to the Chief Investment Officer will be based on a scorecard with four performance categories (investment performance, strategic goals, sales and service and financial results). The Chief Investment Officer has the opportunity to earn 50% of target for achieving threshold performance and up to 185% of target for achieving maximum performance (with no payouts for performance below threshold levels).
•The vesting of the Chief Executive Officer's and Chief Investment Officer's equity awards is based upon an annual, pre-determined performance goal, the criteria for which was approved by our stockholders in 2006. An expanded list of performance measures upon which performance goals may be based was approved by our stockholders in 2009, 2011 and 2016.
•Over the past three years, the named executive officers have not received significant perquisites.
•The Compensation Committee endeavors to structure the Company's executive compensation program to motivate and reward our executive officers for taking appropriate business risks, while at the same time avoiding pay practices that incentivize excessive risk-taking. In connection with the Compensation Committee's review of our compensation policies and practices for all employees in February 2017, the Compensation Committee concluded that these policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company.
While your vote on this proposal is advisory and will not be binding on the Compensation Committee, the Board of Directors or the Company, the Compensation Committee values the opinions of the Company’s stockholders on executive compensation matters and will take the results of this advisory vote into consideration when making future decisions regarding the Company’s executive compensation program.

Vote Sought and Recommendation
The affirmative "FOR" vote of a majority of the votes cast at the annual meeting is required to approve, on a non-binding, advisory basis, the Company's executive compensation. Broker non-votes and abstentions will have no effect on the outcome of the proposal.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL, ON A NON-BINDING, ADVISORY BASIS, OF THE COMPENSATION PAID TO THE NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT PURSUANT TO ITEM 402 OF REGULATION S-K.

PROPOSAL 5:

Advisory Vote on the Frequency of the Advisory Vote on Executive Compensation
The fifth proposal to be considered at the annual meeting is the advisory vote for stockholders to express a preference for the frequency with which we hold future stockholder say-on-pay votes, which is required pursuant to Section 14A of the Securities Exchange Act of 1934 (the "Exchange Act"). Companies subject to say-on-pay rules are required to: (1) at least once every six calendar years, hold an advisory stockholder say-on-frequency vote regarding whether stockholders prefer to conduct their advisory say-on-pay vote annually, biannually, or triennially, and (2) at least once every three calendar years, hold an advisory stockholder say-on-pay vote.
The Company is subject to these rules; therefore, six years ago, we conducted a say-on-frequency vote at our 2011 Annual Meeting of Stockholders. At that time, our stockholders expressed a preference to conduct say-on-pay votes on a triennial basis, consistent with the Board of Directors' recommendation. The Board of Directors had recommended that our stockholders select a frequency of three years because, at the time, it was believed that a three-year frequency was consistent with a longer-term view of executive compensation and that three years was an appropriate time frame that would enable Westwood to consider stockholder input and feedback and to implement any changes to Westwood's executive compensation, if necessary.
Three years later, we conducted our say-on-pay vote at our 2014 Annual Meeting of Stockholders, in accordance with the triennial preference that had been expressed by our stockholders in 2011. It has now been three years since our last say-on-pay vote and six years since our last say-on-frequency vote. In accordance with Section 14A of the Exchange Act, we are bound to hold an advisory stockholder vote on both say-on-pay and say-on-frequency in our 2017 Annual Meeting of Stockholders. Proposal 4 concerns say-on-pay, and in this Proposal 5 we are again requesting stockholder input on how often we should solicit advisory say-on-pay votes with respect to our executive compensation.
Vote Sought and Recommendation
Notwithstanding the Board of Directors' prior recommendation in 2011, the Board of Directors is now recommending a change in the vote frequency from triennially to annually. The Board of Directors is suggesting this change in response to changing investor sentiment and in order to give our stockholders an opportunity to provide feedback on our executive compensation program on a more frequent basis. Stockholders may (1) vote in favor of holding the say-on-pay vote annually (i.e., once every year), (2) vote in favor of holding the say-on-pay vote biannually (i.e., once every two years), (3) vote in favor of holding the say-on-pay vote triennially (i.e., once every three years), or (4) abstain from voting.
Stockholders are not voting to approve or disapprove the recommendation of the Board of Directors that the non-binding, advisory vote on Westwood's executive compensation occur every year.
Because it is advisory, the results of the say-on-frequency are not binding upon the Compensation Committee, the Board of Directors or Westwood. The Board of Directors may decide that it is in the best interests of our stockholders and the Company to hold an advisory vote on executive compensation more or less frequently than the frequency receiving the most votes cast by our stockholders. However, as was the case with the results of the say-on-frequency vote at the 2011 Annual Meeting of Stockholders, we expect that the Board of Directors and the Compensation Committee will consider the outcome of this vote when determining how often to conduct the advisory stockholder say-on-pay vote. Broker non-votes and abstentions will have no effect on the outcome of this proposal.
We will hold the Company's next say-on-frequency vote at the 2023 Annual Meeting of Stockholders.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE, ON A NON-BINDING,
ADVISORY BASIS, OF "ONE YEAR" WITH RESPECT TO THIS PROPOSAL.

PROPOSAL 6:
Approval of Amendments to the Certificate of Incorporation and Bylaws
Introduction and Reasons for Amendments
On July 27, 2016, the Board of Directors unanimously determined that it is in the best interests of the Company and its stockholders to amend Section 8 of the Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation") and Article III Section 4 of the Amended and Restated Bylaws (the "Bylaws") to permit stockholders to remove any of the Company's directors or its entire board of directors, with or without cause, by affirmative vote of the holders of two-thirds (2/3) of the shares then entitled to vote at an election of directors. On February 23, 2017, the Board of Directors, by unanimous resolution, adopted and approved a certificate of amendment to the Certificate of Incorporation (the "Certificate of Amendment"), in the form set forth in Appendix B to this proxy statement, and an amendment to the Bylaws (the "Bylaws Amendment"), in the form set forth in Appendix C to this proxy statement, subject to the approval of the Company's stockholders at the 2017 Annual Meeting of Stockholders.
Our Certificate of Incorporation and Bylaws currently provide that a director or the entire board may be removed only for cause by a vote of the holders of two-thirds (2/3) of the shares then entitled to vote at an election of directors. Therefore, stockholders currently are not permitted to remove directors without cause. The rights of stockholders to remove directors are governed by Section 141(k) of the Delaware General Corporation Law ("DGCL"). On December 21, 2015, the Delaware Chancery Court issued an opinion in In Re VAALCO Energy, Inc., invalidating as a matter of law provisions of the certificate of incorporation and bylaws of VAALCO Energy, Inc., a Delaware corporation, that permitted the removal of VAALCO's directors by its stockholders only for cause. The Chancery Court held that, in the absence of a classified board or cumulative voting, VAALCO's "only for cause" director removal provisions conflict with Section 141(k) of the DGCL and are therefore invalid.
Because the Company has neither a classified board nor cumulative voting under its organizational documents, the VAALCO court decision effectively rendered our current "only for cause" director removal provisions in the Certificate of Incorporation and Bylaws invalid. As disclosed previously in a Form 8-K filed by the Company on August 1, 2016, our Board has approved a resolution instructing the Company not to enforce the "only for cause" director removal provisions until the stockholders have approved corrective amendments to the Certificate of Incorporation and Bylaws. At this time, we are now seeking to amend the Certificate of Incorporation, which action requires stockholder approval under the DGCL, and our Bylaws.
Description of Amendments
We are requesting the stockholders to approve and ratify the Certificate of Amendment, in the form set forth in Appendix B to this proxy statement, which amends Section 8 of the Certificate of Incorporation by removing the clause that permits removal of any director or the entire board of directors only for cause, and replacing it with a clause that permits removal with or without cause, so that Section 8 will read in its entirety as follows:
"Section 8.    Any director or the entire Board of Directors may be removed, with or without cause, by the vote of the holders of two-thirds (2/3) of the securities of the Corporation then entitled to vote at an election of directors voting together as a single class."
The foregoing description is qualified in its entirety by the Certificate of Amendment attached as Appendix B hereto.
In addition, we are requesting the stockholders to approve and ratify the Bylaws Amendment, in the form set forth in Appendix C to this proxy statement, which amends Article III Section 4 by removing the clause that permits removal of any director or the entire board of directors only for cause, and replacing it with a clause that permits removal with or without cause, so that Article III Section 4 will read in its entirety as follows:
"Section 4.    Removal of Directors. At any meeting of stockholders called expressly for the purpose of removing a director or directors, any director or the entire Board of Directors may be removed, with or without cause, by a vote of the holders of two-thirds of the shares then entitled to vote at an election of directors."
We note that stockholder approval of the Bylaws Amendment is not required under the DGCL, and that our Board has the sole authority to amend the Bylaws without stockholder approval. However, given that this amendment is inextricably linked to the proposed amendment to the Certificate of Incorporation, the Board believes that it is appropriate and prudent to seek stockholder approval of the Bylaws Amendment in order to ensure that both the Certificate of Incorporation and the Bylaws are consistent with the VAALCO decision. The foregoing description is qualified in its entirety by the Bylaws Amendment attached as Appendix C hereto.

Effects of Stockholder Approval of Proposed Amendments
If the proposed amendments are approved and adopted, our stockholders will have the right to remove any and all of the directors, with or without cause, by affirmative vote of the holders of two-thirds (2/3) of the shares then entitled to vote at an election of directors. As discussed above, even if the proposed amendments are not approved by our stockholders, our Board has approved a resolution not to enforce the current director removal provisions which have been invalidated by the VAALCO decision.
Vote Sought and Recommendation
The affirmative "FOR" vote of the holders of not less than two-thirds (2/3) of the outstanding common stock is needed to approve and ratify the amendment to our Certificate of Incorporation and related Bylaws amendment. The amendment to the Certificate of Incorporation will be effective immediately upon acceptance of filing by the Secretary of State of Delaware following stockholder approval of this proposal.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL AND RATIFICATION OF THE AMENDMENTS TO OUR CERTIFICATE OF INCORPORATION AND BYLAWS TO PERMIT REMOVAL OF DIRECTORS WITH OR WITHOUT CAUSE.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
No member of our Compensation Committee is a current or former officer or employee of Westwood or its subsidiaries or has had a relationship requiring disclosure by Westwood under applicable federal securities regulations. No executive officer of Westwood served as a director or member of the Compensation Committee of any entity that has one or more executive officers serving as a member of our Board of Directors or Compensation Committee. For 2016, the members of our Compensation Committee were Messrs. Frank (Chairman), Weiland and Wooldridge.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Other Relationships and Related Transactions
John Porter Montgomery, the stepson of our Vice Chairman Ms. Byrne, was employed as Chief Operating Officer of Westwood Trust, a wholly-owned subsidiary of Westwood Holdings Group, Inc., throughout 2016 and received total compensation of $591,702. Mr. Montgomery is compensated in a manner consistent with our policies that apply to all employees.
The Company earned revenues from an affiliate of a 5% beneficial owner, GAMCO Investors, Inc., in the amount of $303,000 during fiscal year 2016 in connection with subadvisory services the Company provided.
Management Accounts
Certain of our directors, executive officers and their affiliates invest their personal funds directly in accounts held and managed by us. All such funds are managed along with, and on the same terms as, funds deposited by our other clients. These individuals are charged management fees for our services at a preferred fee rate, consistent with fees charged to our other select clients who are not members of our Board of Directors or executive officers.
Review and Approval of Related Party Transactions
All future material transactions involving affiliated parties will be subject to approval by a majority of our disinterested directors. We have a written policy, entitled the “Conflict of Interest Policy,” that addresses the review and approval of related party transactions. The Conflict of Interest Policy provides that, except with the Board of Directors’ prior knowledge and consent, no director, officer or employee of Westwood or its subsidiaries may be involved in a transaction or relationship that gives rise to a “conflict of interest” with Westwood. The policy defines “conflict of interest” as an occurrence where a director, officer or employee’s private interests interfere, or appear to interfere, in any way with our interests as a whole, and specifically includes all related party transactions and relationships that we are required to disclose in our proxy statement.
In the event the Board of Directors’ consent to a conflict of interest is sought, the request must be addressed to our compliance officer (or, where the matter involves the compliance officer, to the Audit Committee) and referred to the Audit Committee for its consideration. If the matter involves any member of the Audit Committee, the matter is required to be addressed by the disinterested members of the Board of Directors. A majority of the members of the Audit Committee (or a majority of the disinterested members of the Board of Directors, where applicable) must approve any request. The terms of any such transaction must be as favorable to us as the terms would be if the transaction were entered into with an unrelated third party.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
As of March 6, 2017, there were 8,851,701 shares of common stock issued and entitled to vote at the annual meeting. Except where otherwise indicated, the following table sets forth certain information, as of March 6, 2017, regarding beneficial ownership of the common stock and the percentage of total voting power held by:

•	each stockholder known by us to own more than five percent (5%) of outstanding common stock;

•	each director and director nominee;

•	each named executive officer; and

•	all directors and executive officers as a group.
Unless otherwise noted, the persons named below have sole voting and investment power with respect to such shares.

Beneficial Owners	Number of Shares Beneficially Owned	Percent of Class
5% Beneficial Owners
GAMCO Investors, Inc.(2)(3)	623,603	7.0%
Wells Capital Management, Inc.(2)(5)	591,336	6.7%
Conestoga Capital Advisors, LLC(2)(6)	576,191	6.5%
BlackRock Inc.(2)(7)	559,230	6.3%
Royce & Associates, LLC.(2)(4)	516,586	5.8%
Directors and Named Executive Officers(1)
Brian O. Casey	254,509	2.9%
Mark R. Freeman	75,610	0.9%
Tiffany B. Kice	13,288	*
Julie K. Gerron	32,631	*
Randall L. Root	34,010	*
Richard M. Frank	27,605	*
Susan M. Byrne	330,096	3.7%
Ellen H. Masterson	4,585	*
Robert D. McTeer	16,085	*
Geoffrey R. Norman	7,835	*
Martin J. Weiland	7,554	*
Raymond E. Wooldridge	47,400	*
All directors and named executive officers as a group (12 Persons)	851,208	9.6%
 ___________________

*	Less than 1%

(1)	The address of each director and named executive officer is 200 Crescent Court, Suite 1200, Dallas, Texas, 75201.

(2)	The beneficial ownership information reported for this stockholder is based upon the most recent Form 13F, Schedule 13G or Schedule 13D filed with the SEC by such stockholder.

(3)
The address of GAMCO Investors, Inc., or GAMCO is One Corporate Center, Rye, NY 10580. On February 10, 2017, GAMCO reported its beneficial ownership, indicating that it held sole voting power over 623,603 shares.

(4)
The address of Royce & Associates, LLC is 745 Fifth Avenue, New York, NY 10151. On January 23, 2017, Royce & Associates reported its beneficial ownership, indicating that it held sole dispositive power and sole voting power over 516,586 shares.

(5)
The address of Wells Capital Management, LLC is 420 Montgomery Street, San Francisco, CA 94163. On January 27, 2017, Wells Capital Management, LLC reported its beneficial ownership, indicating that it held sold voting and sole dispositive power over 5,831 shares and shared dispositive power over 585,505 shares.

(6)
The address of Conestoga Capital Advisors, LLC is 550 E. Swedesford Road, Suite 120, Wayne, PA 19087. On January 4, 2017, Conestoga Capital Advisors, LLC reported its beneficial ownership, indicating that it held sole dispositive power over 576,191 shares and sole voting power over 511,691 shares.

(7)
The address of BlackRock, Inc. is 55 East 52nd Street, New York, New York 10055. On January 27, 2017, BlackRock, Inc. reported its beneficial ownership, indicating that it held sole dispositive power over 559,230 shares and sole voting power over 542,452 shares.

REPORT OF THE AUDIT COMMITTEE
In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board in fulfilling its oversight responsibilities by, among other things, reviewing the financial reports and other financial information provided by us to any governmental body or the public. The Audit Committee charter is available on our website www.westwoodgroup.com under the corporate governance section. The Audit Committee reviews the adequacy of and compliance with such charter annually.
In discharging its oversight responsibilities, the Audit Committee reviewed and discussed the audited consolidated financial statements of Westwood Holdings Group, Inc. ("Westwood") as of and for the fiscal year ended December 31, 2016 with management and the independent auditors. Management is responsible for Westwood’s financial reporting process, including its system of internal control over financial reporting (as defined in Rule 13a-15(f) and15d-15(f) promulgated under the Securities Exchange Act of 1934), and for the preparation of Westwood’s consolidated financial statements in accordance with generally accepted accounting principles. The independent auditor is responsible for auditing those financial statements, and expressing an opinion on the conformity of the financial statements with GAAP, as well as opining on the effectiveness of our system of internal control over financial reporting. The Audit Committee’s responsibility is to monitor and review these processes. The members of the Audit Committee are "independent" as defined by SEC and NYSE rules, and, although the Board of Directors has determined that Mr. Norman and Ms. Masterson are "audit committee financial experts" as defined by SEC rules, neither Mr. Norman, Ms. Masterson, nor any other member of the Audit Committee, represent themselves to be, or to serve as, accountants or auditors by profession or experts in the field of accounting or auditing.
The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of our independent auditor. As part of fulfilling this responsibility, the Audit Committee engages in an annual evaluation of the independent auditing firm's qualifications, performance and independence as part of its decision as to whether the current firm should be retained for the upcoming year's audit. In 2015, management and the Audit Committee engaged in a competitive proposal process for the company's audit services, which resulted in the engagement of Deloitte & Touche LLP ("Deloitte") as the company's independent auditor. The Audit Committee reappointed Deloitte for the 2016 fiscal year audit. The Audit Committee discussed with the independent auditor the overall scope and plan for their audits and met with the firm throughout the year, with and without management present, to monitor the firm's progress and results obtained from their audits.
The Audit Committee received from Deloitte a formal written statement describing all relationships between the firm and Westwood that might bear on the auditors’ independence consistent with Independent Standards Board Standard No. 1, discussed with Deloitte any relationships that might impact their objectivity and independence, and, based on such information, satisfied itself as to Deloitte’s independence. The Audit Committee also approved in advance all audit and permitted non-audit services to be provided, and concluded that Deloitte's provision of other permitted non-audit services to Westwood and related entities is compatible with Deloitte's independence.
The Audit Committee discussed with management, Westwood’s internal auditors and the independent auditors the quality and adequacy of Westwood’s internal controls over financial reporting and the audit scope and plans for audits performed by the internal auditors and the independent auditors.
The Audit Committee also discussed with Deloitte all communications required by generally accepted auditing standards used in the United States, including those described in Statement on Auditing Standards No. 16, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T.
For the fiscal year 2016, management completed the documentation, testing and evaluation of Westwood’s system of internal control over financial reporting in response to the requirements set forth in Section 404 of the Sarbanes-Oxley Act of 2002, and related regulations. In making its assessment, management used the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission ("COSO") in Internal Control - Integrated Framework (2013 framework). The Audit Committee monitored the progress of the evaluation and provided oversight and guidance to management and internal audit during the process. In connection with this oversight, the Audit Committee received periodic updates provided by management, internal audit and the independent auditors. At the conclusion of the process, management provided the Audit Committee with a report on management’s assessment of the effectiveness of Westwood’s internal control over financial reporting as of December 31, 2016. The Audit Committee discussed with management and Deloitte the significant accounting policies used and significant estimates made by management in the preparation of our audited consolidated financial statements and the overall quality of management's financial reporting process. In addition, the Audit Committee reviewed the quarterly and annual earnings reports with management and the independent auditors prior to earnings announcements throughout the year.

Based upon the above-mentioned review and discussions with management and Deloitte, the Audit Committee recommended to the Board of Directors that Westwood’s audited consolidated financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2016, for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

Ellen H. Masterson, Chairman Richard M. Frank Geoffrey R. Norman Raymond E. Wooldridge

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers and persons who own more than ten percent of our common stock to file with the SEC initial statements of beneficial ownership of securities and subsequent changes in beneficial ownership. Our officers, directors and greater-than-ten-percent stockholders are required by the SEC's regulations to furnish us with copies of all Section 16(a) forms they file.
To Westwood's knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, we believe that our officers, directors and greater-than-ten-percent beneficial owners complied in a timely fashion with all Section 16(a) filing requirements applicable to them, with the exception of one late Form 4 filing made for each of Brian O. Casey, a director and executive officer, and Mark R. Freeman, Tiffany B. Kice, Randall L. Root and Julie K. Gerron, each an executive officer, resulting in a failure to timely report one transaction as to each of Mr. Casey, Mr. Freeman and Ms. Kice, and two transactions as to each of Mr. Root and Ms. Gerron.
STOCKHOLDER PROPOSALS
Proposals Included in the Proxy Statement
To be considered for inclusion in next year's proxy statement, stockholder proposals must be received at our principal executive offices no later than the close of business on November 20, 2017. Proposals should be submitted in writing to 200 Crescent Court, Suite 1200, Dallas, Texas 75201, Attn: Corporate Secretary. In order to be included in next year's proxy statement, stockholder proposals must comply with all applicable legal requirements, including Rule 14a-8 under the Exchange Act. Timely submission of a proposal does not guarantee that such proposal will be included.
Proposals Not Included in Proxy Statement
If Westwood does not receive notice of a stockholder proposal at least 45 calendar days before the mailing date of the proxy statement for the prior year's annual meeting, then your proxy will confer discretionary authority on the person(s) named in the form of proxy for the annual meeting to vote on the proposal if it is properly presented for consideration at a meeting.
ANNUAL REPORT
Our 2016 Annual Report to Stockholders, which includes our consolidated financial statements as of and for the year ended December 31, 2016, is being mailed to you along with this proxy statement. Upon written request, we will provide without charge to any stockholder a copy of our 2016 Form 10-K, including the financial statements and financial statement schedules to such report. Such request should be directed to 200 Crescent Court, Suite 1200, Dallas, Texas 75201, Attn. Corporate Secretary.

HOUSEHOLDING OF PROXY MATERIALS
Unless we have received contrary instructions, we may send a single copy of this proxy statement and notice of annual meeting to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. Each stockholder in the household will continue to receive a separate proxy card. This process, known as "householding," reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, they should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, they should follow these instructions:

•
If the shares are registered in the name of the stockholder, stockholders should contact us at our offices at 200 Crescent Court, Suite 1200, Dallas Texas 75201, Attention: Corporate Secretary, or by telephone at 214-756-6900, to inform Westwood of their request.

•	If a bank, broker or other nominee holds the shares, stockholders should contact the bank, broker or other nominee directly.
OTHER MATTERS
Our Board of Directors knows of no other matters that will be presented for consideration at the annual meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named as proxy holder in the accompanying proxy to vote on such matters in their discretion.

By Order of the Board of Directors,

Brian O. Casey
President and Chief Executive Officer
March 20, 2017

Appendix A

FOURTH AMENDED AND RESTATED WESTWOOD HOLDINGS GROUP, INC.
STOCK INCENTIVE PLAN

1.	ESTABLISHMENT, PURPOSE AND TERM OF PLAN.

1.	Establishment. This Fourth Amended and Restated Westwood Holdings Group, Inc. Stock Incentive Plan (the “Plan”) is hereby established effective as of March 10, 2017 (the “Effective Date”).

2.
Purpose. The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract and retain persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group.

3.
Term of Plan. The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been issued and all restrictions on such shares (if any) under the terms of the Plan and the agreements evidencing the Awards granted under the Plan have lapsed. However, all Awards shall be granted, if at all, within ten (10) years from the earlier of the date the Plan is adopted by the Board or the date the Plan is duly approved by the stockholders of the Company.

2.	DEFINITIONS AND CONSTRUCTION.

1.	Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:

(a)	“Acquiring Corporation” has the meaning given to it in Section 13.2.

(b)	“Annual Incentive Award” has the meaning given to it in Section 10.1.

(c)
“Award” means any form of incentive or performance award granted under the Plan, whether singly or in combination, to a Participant by the Committee pursuant to such terms, conditions, restrictions and/or limitations (if any) as the Committee may establish. Awards granted under the Plan may include:

(i)	Options awarded pursuant to Sections 6-8;

(ii)	Restricted Stock awarded pursuant to Section 9;

(iii)	Annual Incentive Awards awarded pursuant to Section 10;

(iv)	Performance-Based Awards awarded pursuant to Section 11; and

(v)	Discretionary Bonus Awards awarded pursuant to Section 12.

(d)	“Award Certificate” has the meaning given to it in Section 11.3.

(e)	“Board” means the Board of Directors of the Company.

(f)	“Cashless Exercise” has the meaning given to it in Section 6.3(a).

(g)
“Cause” shall mean any of the following: (i) the Participant’s theft of a Participating Company’s property or falsification of any Participating Company documents or records; (ii) the Participant’s improper use or disclosure of a Participating Company’s confidential or proprietary information; (iii) any action by the Participant which has a detrimental effect on a Participating Company’s reputation or business; (iv) the Participant’s failure or inability to perform any reasonable assigned duties after written notice from the Participating Company Group or any Participating Company of, and a reasonable opportunity to cure, such failure or inability; (v) any material breach by the Participant of any employment agreement between the Participant and the Participating Company Group or any Participating Company, which breach is not cured pursuant to the terms of such agreement; or (vi) the Participant’s conviction (including any plea of guilty or nolo contendere) of any felony or any other criminal act which impairs the Participant’s ability to perform his or her duties with the Participating Company Group or any Participating Company.

(h)	“Change in Control” has the meaning given to it in Section 13.1.

(i)	“Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

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(j)
“Committee” means the Compensation Committee or other committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law. In the absence of the Compensation Committee or other committee of the Board duly appointed to administer the Plan, “Committee” also means the Board.

(k)	“Company” means Westwood Holdings Group, Inc., a Delaware corporation, or any successor corporation thereto.

(l)
“Consultant” means a person engaged to provide consulting or advisory services (other than as an Employee or a Director) to a Participating Company, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on either the exemption from registration provided by Rule 701 under the Securities Act or, if the Company is required to file reports pursuant to Section 13 or 15(d) of the Exchange Act, registration on a Form S-8 Registration Statement under the Securities Act.

(m)	“Director” means a member of the Board or of the board of directors of any other Participating Company.

(n)	“Disability” means the permanent and total disability of the Participant within the meaning of Section 22(e)(3) of the Code.

(o)
“Employee” means any person treated as an employee (including an officer or a Director who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a Director nor payment of a director’s fee shall be sufficient to constitute employment for purposes of the Plan.

(p)	“Exchange Act” means the Securities Exchange Act of 1934, as amended.

(q)
“Fair Market Value” means, as of any date, the value of a share of Stock or other property as determined by the Committee, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

(i)
If, on such date, the Stock is listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock (or the mean of the closing bid and asked prices of a share of Stock if the Stock is so quoted instead) as quoted on the Nasdaq National Market, the Nasdaq SmallCap Market or such other national or regional securities exchange or market system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Committee, in its discretion.

(ii)
If, on such date, the Stock is not listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be as determined by the Committee in good faith based on a reasonable valuation method that is consistent with the requirements of Section 409A of the Code and the regulations thereunder, without regard to any restriction other than a restriction which, by its terms, will never lapse.

(r)
“Good Reason” means (i) a resignation occurring within ninety (90) days following a Change in Control; (ii) the relocation of the principal place of business of the Participating Company for which the Participant renders Service to a location more than 40 miles from its location as of the date of the Change in Control without the Participant’s consent or (iii) a material reduction in the Participant’s salary or bonus opportunity, or the Participant’s responsibilities.

(s)	“Incentive Stock Option” means an Option intended to be (as set forth in the Option Agreement), and which qualifies as, an incentive stock option within the meaning of Section 422(b) of the Code.

(t)	“Insider” means an officer or a Director of the Company or any other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

(u)	“Non-Employee Director” means a member of the Board who is not an active Employee of the Company or any Subsidiary.

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(v)	“Nonstatutory Stock Option” means an Option not intended to be (as set forth in the Option Agreement), or which does not qualify as, an Incentive Stock Option.

(w)
“Option” means a right to purchase Stock (subject to adjustment as provided in Section 4.2) pursuant to the terms and conditions of the Plan. An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.

(x)
“Option Agreement” means a written or electronic agreement between the Company and a Participant setting forth the terms, conditions and restrictions of the Option granted to the Participant and any shares acquired upon the exercise thereof. An Option Agreement may consist of a form of “Notice of Grant of Stock Option” and a form of “Stock Option Agreement” incorporated therein by reference, or such other form or forms as the Committee may approve from time to time.

(y)	“Option Expiration Date” has the meaning given to it in Section 6.5(a)(i).

(z)	“Ownership Change Event” has the meaning given to it in Section 13.1.

(aa)
“Parent” means (i) any “parent corporation” as defined in Section 424(e) of the Code and any successor provisions; (ii) any other entity that is taxed as a corporation under Section 7701(a)(3) of the Code and is a member of the “affiliated group” as defined in Section 1504(a) of the Code of which the Company is a common subsidiary corporation, and (iii) any other entity as may be permitted from time to time by the Code or the Internal Revenue Service to be an employer of employees to whom Options may be granted; provided, however, that in each case the Company must be consolidated in the Parent’s financial statements.

(ab)	“Participant” means a person who has been granted one or more awards pursuant to the terms and conditions of the Plan.

(ac)	“Participating Company” means the Company or any Parent or Subsidiary.

(ad)	“Participating Company Group” means, at any point in time, all corporations or other entities collectively which are then Participating Companies.

(ae)	“Performance-Based Exception” means the performance-based exception from the tax deductibility limitation imposed by Section 162(m) of the Code, as set forth in Section 162(m)(4)(C) of the Code.

(af)
“Performance Cycle” means, with respect to any Annual Incentive Award, the calendar year beginning January 1, 2005 and ending December 31, 2005, and each subsequent calendar year, unless otherwise designated by the Committee.

(ag)
“Performance Goals” means, with respect to any Annual Incentive Award or Performance-Based Award, one or more targets, goals or levels of attainment required to be achieved in terms of the specified Performance Measure(s) during a fiscal year or specified performance period.

(ah)	“Performance Measure” has the meaning given to it in Section 11.

(ai)	“Performance-Based Award” has the meaning given to it in Section 11.

(aj)	“Permitted Transferees” has the meaning given to it in Section 6.6.

(ak)	“Plan” has the meaning given to it in Section 1.1.

(al)	“Restricted Period” has the meaning given to it in Section 9.1.

(am)	“Restricted Stock” means an award of Stock made under Section 9, which is subject to vesting provisions.

(an)	“Rule 16b-3” means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

(ao)	“Securities Act” means the Securities Act of 1933, as amended.

(ap)
“Service” means a Participant’s employment or service with the Participating Company Group, whether in the capacity of an Employee, a Director or a Consultant. A Participant’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders Service to the Participating Company Group or a change in the Participating Company for which the Participant renders such Service, provided that there is no interruption or termination of the Participant’s Service. Furthermore, a Participant’s Service with the Participating Company Group shall not be deemed to have terminated if the

3

Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company; provided, however, that if any such leave exceeds ninety (90) days, on the ninety-first (91st) day of such leave the Participant’s Service shall be deemed to have terminated unless the Participant’s right to return to Service with the Participating Company Group is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, a leave of absence shall not be treated as Service for purposes of determining vesting under any Option Agreement. The Participant’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the corporation for which the Participant performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant’s Service has terminated and the effective date of such termination.

(aq)	“Stock” means the common stock of the Company, as adjusted from time to time in accordance with Section 4.2.

(ar)
“Subsidiary” means (i) any “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code and any successor provisions, (ii) any other entity that is taxed as a corporation under Section 7701(a)(3) of the Code and is a member of the “affiliated group” as defined in Section 1504(a) of the Code of which the Company is a common parent corporation, and (iii) any other entity as may be permitted from time to time by the Code or the Internal Revenue Service to be an employer of employees to whom Options may be granted; provided, however, that in each case the subsidiary corporation must be consolidated in the Company’s financial statements.

(as)
“Ten Percent Owner Participant” means a Participant who, at the time an Option is granted to the Participant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company within the meaning of Section 422(b)(6) of the Code.

2.
Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

3.	ADMINISTRATION.

1.
Administration. Unless the Board determines otherwise, the Plan shall be administered by the Committee. All questions of interpretation of the Plan or of any Award shall be determined by the Committee, and such determinations shall be final and binding upon all persons having an interest in the Plan.

2.
Authority of Officers. Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, determination or election.

3.	Powers. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Committee shall have the full and final power and authority, in its discretion:

(a)	to determine the persons to whom, and the time or times at which, Awards shall be granted and, if applicable, the number of shares of Stock to be subject thereto;

(b)	to designate Options as Incentive Stock Options or Nonstatutory Stock Options;

(c)	to determine the Fair Market Value of shares of Stock or other property;

(d)
to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and, if applicable, any shares acquired upon the exercise thereof, including, without limitation, (i) the exercise price of an Option or Purchase Right, (ii) the method of payment for shares purchased upon the exercise of the Option or Purchase Right, (iii) the method for satisfaction of any tax withholding obligation arising in connection with the Award or such shares of Stock issued or cash provided thereunder, including by the withholding or delivery of shares of Stock or cash, (iv) the timing, terms and conditions of the exercisability of the Award or the vesting of any shares acquired upon the exercise thereof, (v) the time of the expiration of the Award, (vi) the effect of the Participant’s termination of Service with the Participating Company Group on any of the foregoing, and (vii) all other terms, conditions and restrictions applicable to the Award not inconsistent with the terms of the Plan;

(e)	to approve one or more forms of Option Agreement or Award Certificate;

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(f)
to amend, modify, extend, cancel or renew any Award, or to waive any restrictions or conditions applicable to any Award or any shares of Stock acquired upon the exercise thereof, provided, however, that, notwithstanding anything in this Plan to the contrary: (i) the Committee shall not have discretion to accelerate vesting of an outstanding Award other than in connection with the Participant’s death or Disability, or in connection with the consummation of a Change in Control; and (ii) other than with respect to an adjustment described in Section 4.2, the Committee shall not, without stockholder approval, (A) lower the Exercise Price of an existing Option, (B) cancel an existing Option in exchange for the grant of any new Option with a lower Exercise Price than the cancelled or exchanged Option, (C) cancel an existing Option in exchange for cash, other property or the grant of any new Award at a time when the Exercise Price of the existing Option is greater than the current Fair Market Value of a share of Stock, or (D) take any other action with respect to an Option that would be treated as a “repricing” under generally accepted accounting principles;

(g)
to continue, extend or defer the exercisability of any Award or the vesting of any shares acquired upon the exercise thereof, including with respect to the period following a Participant’s termination of Service with the Participating Company Group;

(h)
to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt supplements to, or alternative versions of, the Plan, including, without limitation, as the Committee deems necessary or desirable to comply with the laws of, or to accommodate the tax policy or custom of, foreign jurisdictions whose citizens may be granted Options;

(i)
to correct any defect, supply any omission or reconcile any inconsistency in the Plan, any Option Agreement or any Award Certificate and to make all other determinations and take such other actions with respect to the Plan or any Option as the Committee may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law; and

(j)
to consider, upon an Employee’s termination of Service on account of a disability, the circumstances of such disability and whether the Employee’s Award should be amended to provide that it is fully vested, if the Committee in its sole discretion considers such action in the best interest of the Company and the Employee.

4.
Administration with Respect to Insiders. With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.

5.
Indemnification. In addition to such other rights of indemnification as they may have as members of the Committee or Board or officers or employees of the Participating Company Group, members of the Committee or Board and any officers or employees of the Participating Company Group to whom authority to act for the Committee or Board or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

4.	SHARES SUBJECT TO PLAN.

1.
Maximum Number of Shares Issuable. Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be 4,648,100. Shares issued under the Plan shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof. If an outstanding Award for any reason expires or is terminated or canceled or if shares of Stock are acquired upon the exercise of an Award or otherwise subject to a Company repurchase option and are repurchased by the Company at the Participant’s exercise price, or if shares of Restricted Stock are forfeited unvested, the shares of Stock shall again be available for issuance under the Plan. Notwithstanding the foregoing, shares of Stock that are exchanged by a Participant or withheld by the Company as full or partial payment of the exercise price of an Option, as well as any shares of Stock exchanged by a Participant or withheld by the Company or any Subsidiary to satisfy the tax withholding obligations related to any Award under the Plan, shall not be available for subsequent Awards under the Plan. Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock with respect to which Awards may be granted in a single calendar year to an individual Participant may not exceed 316,033 shares. The maximum amount a Participant may earn for any calendar year under cash incentive awards (including Annual Incentive Awards and cash Performance Based Awards) granted to such Participant under the Plan is $5 million. Subject to adjustment as provided in Section

5

4.2 of the Plan, the maximum number of shares of Stock that may be settled in respect of a Performance-Based Award under the Plan in a single calendar year to any Participant is 316,033 shares. The maximum amount of cash payable in respect of a Performance-Based Award under the Plan in a single calendar year to any Participant is $5,000,000.

2.	Adjustments for Changes in Capital Structure.

(a)
In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the Company, appropriate adjustments shall be made (i) in the number and class of shares subject to the Plan and to any outstanding Awards (if applicable), (ii) in the exercise price per share of any outstanding Awards (if applicable), and (iii) in the maximum number of shares with respect to which Awards may be granted to any Participant in a calendar year. If a majority of the shares which are of the same class as the shares that are subject to outstanding Awards are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event, as defined in Section 13.1) shares of another corporation (the “New Shares”), the Committee may unilaterally amend the outstanding Awards to provide that such Awards are exercisable for or settled in New Shares. In the event of any such amendment, the number of shares subject to, and the exercise price per share of, the outstanding Awards shall be adjusted in a fair and equitable manner as determined by the Committee, in its discretion. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 4.2 shall be rounded down to the nearest whole number, and in no event may the exercise price of any Award be decreased to an amount less than the par value, if any, of the stock subject to the Award. The adjustments determined by the Committee pursuant to this Section 4.2 shall be final, binding and conclusive.

(b)
In addition to the adjustments permitted under paragraph (a) above, the Committee, in its sole discretion, may make such other adjustments or modifications in the terms of any Awards that it deems appropriate to reflect any of the events described in Section 4.2(a), including, but not limited to, (i) modifications of performance goals and changes in the length of Performance Cycles or performance periods, (ii) the substitution of other property of equivalent value (including, without limitation, cash, other securities and securities of entities other than the Company that agree to such substitution) for the Shares available under the Plan or the shares of Stock covered by outstanding Awards, including arranging for the assumption, or replacement with new awards, of Awards held by Participants, but in either case only to the extent permitted by Section 162(m) of the Code with respect to Awards intended to qualify for Performance-Based Exception, or (iii) in connection with any sale of a Subsidiary, arranging for the assumption, or replacement with new awards, of Awards held by Participants employed by the affected Subsidiary by the Subsidiary or an entity that controls the Subsidiary following the sale of such Subsidiary.

(c)
The determination of the Committee as to the foregoing adjustments set forth in this Section 4.2(c), if any, shall be made in accordance with Sections 409A or 424 of the Code, to the extent applicable, and shall be conclusive and binding on Participants under the Plan.

5.	ELIGIBILITY AND OPTION LIMITATIONS.

1.
Persons Eligible for Awards. Awards may be granted pursuant to this Plan only to Employees, Consultants, and Directors. For purposes of the foregoing sentence, “Employees,” “Consultants” and “Directors” shall include prospective Employees, prospective Consultants and prospective Directors to whom Awards are granted in connection with written offers of an employment or other service relationship with the Participating Company Group. Eligible persons may be granted more than one (1) Award.

2.
Option Grant Restrictions. Any person who is not an Employee on the effective date of the grant of an Option to such person may be granted only a Nonstatutory Stock Option. An Incentive Stock Option granted to a prospective Employee upon the condition that such person become an Employee shall be deemed granted effective on the date such person commences Service with a Participating Company, with an exercise price determined as of such date in accordance with Section 6.1.

3.
Fair Market Value Limitation. To the extent that Options designated as Incentive Stock Options (granted under all stock option plans of the Participating Company Group, including the Plan) become exercisable by a Participant for the first time during any calendar year for Stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portions of such Options which exceed such amount shall be treated as Nonstatutory Stock Options. For purposes of this Section 5.3, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of Stock shall be determined as of the time the Option with respect to such Stock is granted. If the Code is amended to provide for a different limitation from that set forth in this Section 5.3, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section 5.3, the

6

Participant may designate which portion of such Option the Participant is exercising. In the absence of such designation, the Participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Separate certificates representing each such portion shall be issued upon the exercise of the Option.

6.	TERMS AND CONDITIONS OF OPTIONS.
Options shall be evidenced by Option Agreements specifying the number of shares of Stock covered thereby, in such form as the Committee shall from time to time establish. No Option or purported Option shall be a valid and binding obligation of the Company unless evidenced by a fully executed Option Agreement. Option Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

1.
Exercise Price. The exercise price for each Option shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share for an Option shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option, and (b) no Incentive Stock Option granted to a Ten Percent Owner Participant shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of Section 424(a) of the Code.

2.
Exercisability and Term of Options. Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Option Agreement evidencing such Option; provided, however, that (a) no Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option, (b) no Incentive Stock Option granted to a Ten Percent Owner Participant shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option, and (c) no Option granted to a prospective Employee, prospective Consultant or prospective Director may become exercisable prior to the date on which such person commences Service with a Participating Company. Subject to the foregoing, unless otherwise specified by the Committee in the grant of an Option, any Option granted hereunder shall terminate ten (10) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions.

3.	Payment of Exercise Price.

(a)
Forms of Consideration Authorized. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check or cash equivalent, (ii) by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant having a Fair Market Value (as determined by the Company without regard to any restrictions on transferability applicable to such stock by reason of federal or state securities laws or agreements with an underwriter for the Company) not less than the exercise price, (iii) by delivery of a properly executed notice together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a “Cashless Exercise”), (iv) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (v) by any combination thereof. In no event shall the Company accept a promissory note in payment of the exercise price, or make a loan to a Participant to enable the Participant to exercise an Option. The Committee may at any time or from time to time, by approval of or by amendment to the standard forms of Option Agreement described in Section 7, or by other means, grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

(b)	Limitations on Forms of Consideration.

(i)
Tender of Stock. Notwithstanding the foregoing, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock.

(ii)
Cashless Exercise. The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise.

4.
Tax Withholding. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable upon the exercise of an Option, or to accept from the Participant the tender of, a number of whole shares of Stock

7

having a Fair Market Value, as determined by the Company, equal to all or any part of the federal, state, local and foreign taxes, if any, required by law to be withheld by the Participating Company Group with respect to such Option or the shares acquired upon the exercise thereof. Alternatively or in addition, in its discretion, the Company shall have the right to require the Participant, through payroll withholding, cash payment or otherwise, including by means of a Cashless Exercise, to make adequate provision for any such tax withholding obligations of the Participating Company Group arising in connection with the Option or the shares acquired upon the exercise thereof. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates, and the Company shall have no obligation to deliver shares of Stock or to release shares of Stock from an escrow established pursuant to the Option Agreement until the Participating Company Group’s tax withholding obligations have been satisfied by the Participant.

5.	Effect of Termination of Service.

(a)
Option Exercisability. Subject to earlier termination of the Option as otherwise provided herein and unless otherwise provided by the Committee in the grant of an Option and set forth in the Option Agreement, an Option shall be exercisable after a Participant’s termination of Service only during the applicable time period determined in accordance with this Section 6.5 and thereafter shall terminate:

(i)
Disability. If the Participant’s Service with the Participating Company Group terminates because of the Disability of the Participant, the Option, to the extent unexercised and exercisable on the date on which the Participant’s Service terminated, may be exercised by the Participant (or the Participant’s guardian or legal representative) at any time prior to the expiration of one (1) year (or such other period of time as determined by the Committee, in its discretion) after the date on which the Participant’s Service terminated, but in any event no later than the date of expiration of the Option’s term as set forth in the Option Agreement evidencing such Option (the “Option Expiration Date”).

(ii)
Death. If the Participant’s Service with the Participating Company Group terminates because of the death of the Participant, the Option, to the extent unexercised and exercisable on the date on which the Participant’s Service terminated, may be exercised by the Participant’s legal representative or other person who acquired the right to exercise the Option by reason of the Participant’s death at any time prior to the expiration of one (1) year (or such other period of time as determined by the Committee, in its discretion) after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date. The Participant’s Service shall be deemed to have terminated on account of death if the Participant dies within three (3) months (or such other period of time as determined by the Committee, in its discretion) after the Participant’s termination of Service.

(iii)	Cause. If the Participant’s Service with the Participating Company Group is terminated for Cause, the Option shall terminate and cease to be exercisable immediately upon such termination of Service.

(iv)
Termination of Service. If the Participant’s Service with the Participating Company Group terminates for any reason, except Disability, death or Cause, the Option, to the extent unexercised and exercisable by the Participant on the date on which the Participant’s Service terminated, may be exercised by the Participant at any time prior to the expiration of three (3) months (or such other period of time as determined by the Committee, in its discretion) after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date.

(b)
Extension if Exercise Prevented by Law. Notwithstanding the foregoing, if the exercise of an Option within the applicable time periods set forth in Section 6.5(a) is prevented by the provisions of Section 15 below, the Option shall remain exercisable until three (3) months (or such longer period of time as determined by the Committee, in its discretion) after the date the Participant is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date.

(c)
Extension if Participant Subject to Section 16(b). Notwithstanding the foregoing, if a sale within the applicable time periods set forth in Section 6.5(a) of shares acquired upon the exercise of the Option would subject the Participant to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Participant would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Participant’s termination of Service, or (iii) the Option Expiration Date.

(d)
Option Vesting. Every Option awarded under the Plan (including those Options awarded prior to the Effective Date, which are hereby amended to incorporate the following terms) shall become 100% vested if the Participant’s Service with the Participating Company Group terminates because of the death of the Participant, as of the date of the Participant’s death.

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6.
Transferability of Options. Incentive Stock Options granted under the Plan shall not be transferable otherwise than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. Incentive Stock Options shall be exercisable during the lifetime of the Participant only by the Participant or by the Participant’s guardian or legal representative (unless such exercise would disqualify an Option as an Incentive Stock Option). With the approval of the Committee, the Option Agreement (other than an Incentive Stock Option) may provide that such Option may be transferred without consideration to one or more Permitted Transferees. Any attempted assignment, transfer, pledge, hypothecation or other disposition of an Option or other award contrary to the provisions hereof, or the levy of any execution, attachment or similar process upon an Option or other award shall be null and void and without effect. As used herein, “Permitted Transferees” means a member of a Participant’s immediate family, trusts for the exclusive benefit of such Participant and/or such Participant’s immediate family members, and partnerships or other entities in which the Participant and/or such immediate family members are the only partners, provided that no consideration is provided for the transfer. Immediate family members shall include a Participant’s spouse, descendants (children, grandchildren and more remote descendants), spouses of descendants, and shall include step-children and relationships arising from legal adoption.

7.	STANDARD FORMS OF OPTION AGREEMENT.

1.
Option Agreement. Unless otherwise provided by the Committee at the time the Option is granted, an Option shall comply with and be subject to the terms and conditions set forth in the form of Option Agreement approved by the Committee concurrently with its adoption of the Plan and as amended from time to time.

2.
Authority to Vary Terms. The Committee shall have the authority from time to time to vary the terms of any standard form of Option Agreement described in this Section 7 either in connection with the grant or amendment of an individual Option or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Option Agreement are not inconsistent with the terms of the Plan.

8.	AWARDS TO NON-EMPLOYEE DIRECTORS.
Non-Employee Directors are eligible to receive any type of Award under this Plan other than Incentive Stock Options. The grant of an Award to a Non-Employee Director shall be made by the Committee, subject to approval by the Board. Notwithstanding anything in the Plan to the contrary, the aggregate grant date fair value for financial reporting purposes of Awards granted during a calendar year to a Non-Employee Director as compensation for his or her services as a Director, taken together with the cash fees paid during the calendar year to the Non-Employee Director as compensation for his or her services as a Director, shall not exceed (a) $350,000 in total value in the case of a Non-Employee Director other than the Chairman of the Board, and (b) $500,000 in total value in the case of the Chairman of the Board. For the avoidance of doubt, Awards granted to Non-Employee Directors shall be subject to all of the other limitations set forth in the Plan.

9.	AWARD AND DELIVERY OF RESTRICTED STOCK.

1.
Restricted Period. At the time an award of Restricted Stock is made, the Committee shall establish a period or periods of time (each a “Restricted Period”) or such other restrictions on the vesting of the Restricted Stock as it shall deem appropriate or applicable to such award. Each award of Restricted Stock may have a different Restricted Period or Restricted Periods. The Committee may, in its sole discretion, at the time an award is made, provide for the incremental lapse of Restricted Periods with respect to a portion or portions of the Restricted Stock awarded, and for the lapse or termination of restrictions upon all or any portion of the Restricted Stock upon the satisfaction of other conditions in addition to or other than the expiration of the applicable Restricted Period. The Committee may also, in its sole discretion, shorten or terminate a Restricted Period or waive any conditions for the lapse or termination of restrictions with respect to all or any portion of the Restricted Stock.

2.
Rights and Privileges. At the time a grant of Restricted Stock is made to a Participant, a stock certificate representing a number of shares of the Company’s common stock equal to the number of shares of such Restricted Stock shall be registered in the Participant’s name but shall be held in custody by the Company for such Participant’s account. The Participant shall generally have the rights and privileges of a stockholder as to such Restricted Stock, including, without limitation, the right to vote the Restricted Stock, except that, subject to the earlier lapse or termination of restrictions as herein provided, the following restrictions shall apply: (i) the Participant shall not be entitled to delivery of the stock certificate evidencing Restricted Stock until the expiration or termination of the Restricted Period applicable to such shares and the satisfaction of any other conditions prescribed by the Committee; (ii) none of the shares then subject to a Restricted Period shall be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of during the Restricted Period applicable to such shares and until the satisfaction of any other conditions prescribed by the Committee; and (iii) all of the shares then subject to a Restricted Period shall be forfeited and all rights of the Participant to such

9

Restricted Stock shall terminate without further obligation on the part of the Company if the Participant ceases to be an Employee, Consultant or Director of the Company or any of its subsidiaries before the expiration or termination of such Restricted Period and the satisfaction of any other conditions prescribed by the Committee applicable to such Restricted Stock. No dividends or dividend equivalents will be paid with respect to outstanding shares of Restricted Stock then subject to a Restricted Period. The Committee may provide that dividends or dividend equivalents will be accrued with respect to such shares of Restricted Stock, in which event the dividends will be subject to the vesting conditions applicable to the corresponding shares of Restricted Stock. Accordingly, such dividends will be forfeited if and to the extent such vesting conditions are not satisfied. If the Committee determines that dividends with respect to Restricted Stock will be paid in the form of additional shares of Restricted Stock, then the Committee may, in its sole discretion, cause the Company to register in the name of a Participant a stock certificate representing such shares of Restricted Stock issued as a dividend, and may cause the Company to hold such certificate in custody for the Participant’s account subject to the applicable vesting and other terms and conditions. Upon a forfeiture of any shares of Restricted Stock (including, without limitation, shares of Restricted Stock issued as dividends), such forfeited shares of Restricted Stock shall be transferred to the Company without further action by the Participant.

3.
Expiration of Restricted Period. Upon the expiration or termination of the Restricted Period applicable to Restricted Stock and the satisfaction of any other conditions prescribed by the Committee or at such earlier time as provided for herein, the restrictions applicable to the Restricted Stock to such Restricted Period shall lapse and a certificate for a number of shares of Common Stock equal to the number of shares of Restricted Stock with respect to which the restrictions have expired or terminated shall be delivered, free of all such restrictions, except any that may be imposed by law, to the Participant. The Company shall not be required to deliver any fractional share of Common Stock but shall pay to the Participant, in lieu thereof, the product of (i) the Fair Market Value per share (determined as of the date the restrictions expire or terminate) and (ii) the fraction of a share to which such Participant would otherwise be entitled.

4.
Tax Withholding. Upon termination of the Restricted Period with respect to an award of Restricted Stock (or such earlier time, if any, as an election is made by the employee under Section 83(b) of the Code, or any successor provisions thereto, to include the value of such shares in taxable income), the Company shall have the right to require the Participant to pay to the Company the amount of taxes that the Company is required to withhold with respect to such shares of Stock or, in lieu thereof, to retain or sell without notice a sufficient number of shares of Stock held by it to cover the amount required to be withheld. The Committee may permit a Participant to elect to satisfy the withholding requirement attributable to the vesting of a Participant’s Restricted Stock award, in whole or in part, by having the Company withhold shares of Stock with a Fair Market Value on the date the tax is to be determined equal to the Company’s minimum statutory withholding tax obligation. Any such election shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any conditions, restrictions or limitations that the Committee, in its discretion, deems appropriate.

5.
Vesting Events for Restricted Stock. If the Employee terminates employment by reason of death, all of his or her shares of Restricted Stock shall become 100% vested upon the date of death. All Restricted Stock awards prior to the Effective Date are hereby amended to incorporate these terms.

6.
Award Vesting Limitations. Notwithstanding any other provision of the Plan to the contrary, but subject to Section 4.2, Awards granted under the Plan on or after the Effective Date shall vest no earlier than the first anniversary of the date the Award is granted; provided, however, that, notwithstanding the foregoing, Awards that result in the issuance of an aggregate of up to 5% of the shares of Stock available pursuant to Section 4.1 may be granted to any one or more Participants without respect to such minimum vesting provisions. Nothing in this Section 9.6 shall preclude the Committee from providing in an Award agreement that all or a portion of the Award shall vest, or exercising its discretion to cause all or a portion of an Award to become vested, upon a Participant’s death or Disability, or, subject to Section 13.2, in connection with the consummation of a Change in Control.

10.	ANNUAL INCENTIVE AWARDS.

1.
Annual Incentive Awards. The Committee may grant annual incentive awards of Stock or cash (each an “Annual Incentive Award”) to such Participants as the Committee may from time to time recommend, in such amounts and subject to such terms and conditions as the Committee in its discretion may determine. The Committee shall establish the maximum amount of Annual Incentive Awards that may be granted for each Performance Cycle. Notwithstanding the foregoing, all Annual Incentive Awards shall be subject to the provisions of paragraphs (a) through (d) below:

(a)	Annual Incentive Awards shall be granted in connection with a 12-month Performance Cycle, which shall be the fiscal year of the Company.

(b)	Subject to Section 4.1, the Committee shall determine the Participants who shall be eligible to receive an Annual Incentive Award for such Performance Cycle.

(c)
The Committee shall fix and establish, in writing, (A) the Performance Measure(s) that shall apply to such Performance Cycle, (B) an objective formula for computing the amount of the Annual Incentive Awards for

10

such Performance Cycle, where the amount shall be based upon the attainment of various Performance Goals for the applicable Performance Measure(s).

(d)	Annual Incentive Awards shall be paid in the form of cash, Stock (including Restricted Stock) or any combination thereof, in the discretion of the Committee.

11.	PERFORMANCE-BASED AWARDS.

1.
Performance-Based Awards. Notwithstanding anything to the contrary contained herein, the Committee may designate any of the Awards available under the Plan (including but not limited to Options, Restricted Stock, Annual Incentive Awards and Discretionary Bonus Awards) as conditioned on the achievement of specified Performance Measures (each such Award a “Performance-Based Award”). The grant, exercise, vesting or settlement of Performance-Based Awards may be conditioned on the achievement of specified Performance Goals, including in such a manner as to enable a Performance-Based Award to qualify for and comply with the requirements of Section 162(m) of the Code. The Performance Cycle or performance period(s) applicable to a Performance-Based Award shall be any period of time determined by the Committee.

2.
Objective Performance Goals and Performance Measures. A Performance Goal established in connection with an Award covered by this Article must be (1) objective, so that a third party having knowledge of the relevant facts could determine whether the Performance Goal is met, (2) prescribed in writing by the Committee before the beginning of the applicable performance period or at such later date when fulfillment is substantially uncertain not later than 90 days after the commencement of the performance period and in any event before completion of 25% of the performance period, and (3) based on any one or more of the following performance measures (each, a “Performance Measure”) (which may be applied to an individual, a subsidiary, a business unit or division, or the Company and any one or more of its subsidiaries as a whole, as determined by the Committee):

(a)	Net earnings or net income (before or after taxes, depreciation and amortization);

(b)	Cash earnings;

(c)	Earnings per share;

(d)	Net sales or revenue growth;

(e)	Net operating income;

(f)	Return measures (including, but not limited to, return on assets, capital, invested capital, equity, sales, or revenue);

(g)	Cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity, and cash flow return on investment (discounted or otherwise));

(h)	Operating income before interest, taxes, depreciation and amortization;

(i)	Return on stockholders’ equity;

(j)	Operating margins or operating expenses;

(k)	Value of the Company’s Stock or total return to stockholders;

(l)	Value of an investment in the Company’s Stock assuming the reinvestment of dividends;

(m)	Assets under management;

(n)	Performance of one or more of our investment products on an absolute basis or relative to a benchmark or peer group;

(o)	Adjusted pre-tax income;

(p)	Cost targets, reductions and savings, productivity and efficiencies;

(q)
Strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology and goals relating to acquisitions, divestitures, joint ventures and similar transactions and budget comparisons;

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(r)
Personal professional objectives, consisting of one or more objectives based on the implementation of plans and policies, the negotiation of transactions, the development of long term business goals, formation of joint ventures, research or development collaborations and the completion of other corporation transactions; and/or

(s)	A combination of any or all of the foregoing criteria.
The targeted level or levels of performance with respect to such Performance Measures may be established at such levels, with such adjustments (including, as applicable, inclusion or exclusion of taxes, depreciation, amortization, compensation, start-up, non-recurring, mergers and acquisitions, lift-outs and/or other items of income or expense) and in such other terms as the Committee may determine, in its discretion, including, without limitation, in absolute terms, as a goal relative to performance in prior periods, or as a goal compared to the performance of one or more comparable companies or an index covering multiple companies. Such adjustments shall be prescribed in a form and at a time so that the Performance-Based Award meets the requirements for the Performance-Based Exception.

3.
Evaluation of Performance. The Committee may provide in any Performance-Based Award intended to meet the Performance-Based Exception that any evaluation of performance may include or exclude the impact, if any, on reported financial results of any of the following events that occurs during a Performance Cycle or performance period, as applicable: (a) asset write-downs, (b) litigation or claim judgments or settlements, (c) changes in tax laws, accounting principles or other laws or provisions, (d) reorganization or restructuring programs, (e) acquisitions or divestitures, (f) foreign exchange gains and losses or (g) gains and losses that are treated as unusual in nature or that occur infrequently under Accounting Standards Codification Topic 225. Such inclusions or exclusions shall be prescribed in a form and at a time so that the Performance-Based Award meets the requirements for the Performance-Based Exception.

4.
Committee Discretion. In the event that applicable tax or securities laws change to permit the Committee the discretion to modify, at any time and in any manner, an outstanding Performance-Based Award that is intended to meet the Performance-Based Exception without obtaining shareholder approval of such modification, the Committee shall have sole discretion to make such changes without obtaining shareholder approval. In addition, in the event that the Committee determines that it is advisable to grant Awards that are not intended to qualify for the Performance-Based Exception, the Committee may make such grants without satisfying the requirements of Section 162(m) of the Code and base vesting on Performance Measures other than those set forth in Section 12.2.

5.
Calculation of Performance-Based Award. At the expiration of the applicable performance period, the Committee shall determine the extent to which the Performance Goals established pursuant to this Article are achieved and the extent to which each performance-based award has been earned. The Committee may not exercise its discretion to increase the amount or value of an award that would otherwise be payable in accordance with the terms of a Performance-Based Award that is intended to meet the requirements for the Performance-Based Exception.

12.	DISCRETIONARY BONUS AWARDS.

1.
Discretionary Bonus Awards. The Committee may grant discretionary bonus awards of Stock or cash (each a “Discretionary Bonus Award”) to officers and other key Employees of either the Company or any Subsidiary, in such amounts and subject to such terms and conditions as the Committee in its discretion may determine.

2.	The Committee may grant Discretionary Bonus Awards to eligible Participants in such amounts as the Committee may determine, subject to the limitations set forth in Section 4.1.

3.	Discretionary Bonus Awards shall be paid in the form of cash, Stock (including Restricted Stock) or any combination thereof, in the discretion of the Committee.

13.	CHANGE IN CONTROL.

1.	Definitions.

(a)
An “Ownership Change Event” shall be deemed to have occurred if any of the following occurs with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party; (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company; or (iv) a liquidation or dissolution of the Company.

(b)
A “Change in Control” shall mean (i) a merger or consolidation of the Company with or into another corporation in which the Company shall not be the surviving corporation (other than a merger undertaken solely in order to reincorporate in another state) (for purposes hereof, the Company shall not be deemed the

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surviving corporation in any such transaction if, as the result thereof, it becomes a wholly-owned subsidiary of another corporation), (ii) a dissolution of the Company, (iii) a transfer of all or substantially all of the assets of the Company in one transaction or a series of related transactions to one or more other persons or entities, (iv) a transaction or series of transactions that results in any entity, “Person” or “Group” (as defined below), becoming the beneficial owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities, or (v) during any period of two (2) consecutive years commencing on or after January 1, 2005, individuals who at the beginning of the period constituted the Company’s Board of Directors cease for any reason to constitute at least a majority, unless the election of each director who was not a director at the beginning of the period has been approved in advance by directors representing at least two-thirds (2/3) of the directors then in office who were directors at the beginning of the period; provided, however, that a “Change in Control” shall not be deemed to have occurred if the ownership of 50% or more of the combined voting power of the surviving corporation, asset transferee or Company (as the case may be), after giving effect to the transaction or series of transactions, is directly or indirectly held by (A) a trustee or other fiduciary under an employee benefit plan maintained by the Company, (B) one or more of the “executive officers” of the Company that held such positions prior to the transaction or series of transactions, or any entity, Person or Group under their control. As used herein, “Person” and “Group” shall have the meanings set forth in Sections 13(d)(3) and/or 14(d)(2) of the Securities Exchange Act of 1934, as amended, and “executive officer” shall have the meaning set forth in Rule 3b-7 promulgated under such Act .

2.
Effect of Change in Control on Awards. Upon a Change in Control, each outstanding Award shall become 100% vested (with any performance conditions imposed with respect to such Award deemed to be achieved at “target” performance levels) and exercisable as of the date ten (10) days prior to the date of the Change in Control, provided that the Participant’s Service has not terminated prior to such date. The exercise or vesting of any Award that was permissible solely by reason of this Section 13.2 shall be conditioned upon the consummation of the Change in Control. Any Option which is neither assumed or substituted for by the surviving, continuing, successor, or purchasing corporation of Parent thereof, as the case may be (the “Acquiring Corporation”) in connection with the Change in Control nor exercised as of the date of the Change in Control shall terminate and cease to be outstanding effective as of the date of the Change in Control; except as would otherwise result in adverse tax consequences under Section 409A of the Code; provided, however, that the Committee may, in its discretion, provide that any Option shall, immediately prior to the occurrence of a Change in Control, be cancelled in exchange for a payment in cash or securities in an amount equal to (a) the excess of the consideration paid per share of Stock in the Change in Control over the exercise price per share of Stock subject to the Option, multiplied by (b) the number of shares of Stock subject to the Option. Notwithstanding the foregoing, shares acquired upon exercise of an Award prior to the Change in Control and any consideration received pursuant to the Change in Control with respect to such shares shall continue to be subject to all applicable provisions of the applicable Option Agreement, Award Certificate or Stock Purchase Agreement, except as otherwise provided therein. Furthermore, notwithstanding the foregoing, if the Change in Control results from an Ownership Change Event described in Section 13.1(a)(i) and the Company is the surviving or continuing corporation and immediately after such Change in Control less than fifty percent (50%) of the total combined voting power of its voting stock is held by another corporation or by other corporations that are members of an affiliated group within the meaning of Section 1504(a) of the Code without regard to the provisions of Section 1504(b) of the Code, the outstanding Awards shall not terminate unless the Committee otherwise provides in its discretion. For the avoidance of doubt, all Restricted Stock awards prior to the Effective Date are hereby amended to incorporate these terms.

14.	PROVISION OF INFORMATION.
Each Participant shall be given access to information concerning the Company equivalent to that information generally made available to the Company’s common stockholders.

15.	COMPLIANCE WITH SECURITIES LAW.
The grant of an Award and the issuance of shares of Stock upon exercise of an Award, if applicable, shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities. An Award may not be exercised for shares of Stock if the issuance of such shares would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Award may be exercised for shares of Stock unless (a) a registration statement under the Securities Act shall at the time of exercise of the Award be in effect with respect to the shares of Stock issuable upon exercise of the Award or (b) in the opinion of legal counsel to the Company, the shares of Stock issuable upon exercise of the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares of Stock hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares of Stock as to which such requisite authority shall not have been obtained. As a condition to the exercise of any Award, the Company may require the

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Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

16.	TERMINATION OR AMENDMENT OF PLAN.
The Board may terminate or amend the Plan at any time. However, subject to changes in applicable law, regulations or rules that would permit otherwise, without the approval of the Company’s stockholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.2), (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no other amendment of the Plan that would require approval of the Company’s stockholders under any applicable law, regulation or rule. No termination or amendment of the Plan shall affect any then outstanding Award unless expressly provided by the Board. In any event, no termination or amendment of the Plan may adversely affect any then outstanding Award without the consent of the Participant, unless such termination or amendment is required to enable an Option designated as an Incentive Stock Option to qualify as an Incentive Stock Option or is necessary to comply with any applicable law, regulation or rule.

17.	STOCKHOLDER APPROVAL.
Any increase in the maximum aggregate number of shares of Stock issuable under the Plan as provided in Section 4.1 (the “Authorized Shares”) shall be approved by the stockholders of the Company within twelve (12) months of the date of adoption thereof by the Board. Awards granted in excess of the Authorized Shares previously approved by the stockholders shall become exercisable no earlier than the date of stockholder approval of such increase in the Authorized Shares.

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PLAN HISTORY

February 1, 2002	Board adopts Plan, with an initial reserve of 948.35 shares.

February 8, 2002	Stockholders approve Plan, with an initial reserve of 948.35 shares.

May 21, 2002	Board adopts amended Plan, with a reserve of 948,100 shares.

May 24, 2002	Stockholders approve amended Plan, with a reserve of 948,100 shares.

July 1, 2002	Board adopts amended Plan; including discretionary bonus awards.

February 8, 2005	Compensation Committee adopts Second Amended and Restated Plan.

February 23, 2006	Compensation Committee adopts Third Amended and Restated Plan, increasing the reserve by 1,000,000 shares.

February 25, 2009
Compensation Committee amends Third Amended and Restated Plan, increasing the reserve by 700,000 shares and providing for performance-based awards, approved by stockholders at their 2009 annual meeting.

July 22, 2010	Board amends the Plan to allow for Compensation Committee discretion with regard to the payment of dividends on restricted stock grants.

February 23, 2011
Compensation Committee amends Third Amended and Restated Plan, increasing the reserve by 750,000 shares. The Plan was also amended to clarify the Compensation Committee’s authority to prescribe adjustments to the performance measures set forth in Section 12.2 of the Plan, which are used to set performance goals for incentive awards under the Plan that are intended to be exempt from the deduction limitation provisions of Section 162(m) of the Internal Revenue Code of 1986.

February 22, 2013	Compensation Committee amends Third Amended and Restated Plan, increasing the reserve by 500,000 shares.

March 4, 2015	Compensation Committee amends Third Amended and Restated Plan, increasing the reserve by 500,000 shares.

April 27, 2016
Amend the material terms of the Plan to expand the possible performance measures that can be established by the Board or the Compensation Committee of the Board (the “Compensation Committee”) with respect to annual incentive awards or performance-based awards. The Fourth Amendment also permits the Board or the Compensation Committee to adjust the performance measures in a manner that complies with Treasury Regulations governing modifications to performance measures under Section 162(m) of the Internal Revenue Code. Additionally, under the Fourth Amendment, the Board or Compensation Committee may designate any awards available under the Plan as performance-based awards. Finally, the Fourth Amendment restricts the number of shares of the Company’s common stock that can be settled, or cash that can be paid, in respect of a performance-based award in a single calendar year to any Plan participant.

March 10, 2017	Compensation Committee adopts Fourth Amended and Restated Plan, increasing the reserve by 250,000 shares.

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Appendix B
CERTIFICATE OF AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
WESTWOOD HOLDINGS GROUP, INC.

Pursuant to the provisions of Section 242 of the Delaware General Corporation Law ("DGCL"), Westwood Holdings Group, Inc. (the “Company”) files the following Certificate of Amendment to its Amended and Restated Certificate of Incorporation.

ARTICLE I

The name of the Company is Westwood Holdings Group, Inc.

ARTICLE II

Section 8 of the Amended and Restated Certificate of Incorporation of the Company is hereby amended and restated in its entirety to read as follows:

“Section 8. Any director or the entire Board of Directors may be removed, with or without cause, by the vote of the holders of two-thirds (2/3) of the securities of the Corporation then entitled to vote at an election of directors voting together as a single class.”

ARTICLE III

Said amendment was duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law.

IN WITNESS WHEREOF, I HAVE HEREUNTO SET MY HAND THIS THE ___ day of __________, 2017.

WESTWOOD HOLDINGS GROUP, INC.

By:_______________________________

Name:_____________________________

Title:______________________________

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Appendix C

AMENDMENT NO 1.
TO THE
AMENDED AND RESTATED BYLAWS
OF
WESTWOOD HOLDINGS GROUP, INC.
(a Delaware Corporation)

(Effective ______________, 2017)
Article III Section 4 of the Amended and Restated Bylaws of Westwood Holdings Group, Inc. is hereby amended and restated in its entirety to read as follows:
"Section 4.    Removal of Directors. At any meeting of stockholders called expressly for the purpose of removing a director or directors, any director or the entire Board of Directors may be removed, with or without cause, by a vote of the holders of two-thirds of the shares then entitled to vote at an election of directors."

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■
WESTWOOD HOLDINGS GROUP, INC.
PROXY
PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
THE ANNUAL MEETING TO BE HELD ON APRIL 26, 2017
The undersigned hereby appoints Brian O. Casey and Tiffany B. Kice, jointly and severally, as the undersigned’s proxy or proxies, each with full power of substitution and to act without the other, to vote in the manner directed herein all shares of common stock of Westwood Holdings Group, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at The Crescent Club, 200 Crescent Court, Suite 1700, Dallas, Texas 75201, on Wednesday, April 26, 2017, at 10:00 a.m., Central time, and any postponements or adjournments thereof, as fully as the undersigned could if personally present, revoking any proxy or proxies heretofore given.
(Continued and to be signed on the reverse side)

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■	■

The Board of Directors recommends a vote “FOR” all director nominees in Proposal 1, “FOR” Proposals 2, 3, 4 and 6, and for "1 YEAR" on Proposal 5.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
					FOR	AGAINST	ABSTAIN
1. Election of eight directors to hold office until the next annual meeting of Westwood’s stockholders and until their respective successors shall have been duly elected and qualified.				2. Ratification of the appointment of Deloitte & Touche LLP as Westwood’s independent auditors for the year ending December 31, 2017.	☐	☐	☐
NOMINEES:
☐	FOR ALL NOMINEES	O Brian O. Casey O Richard M. Frank O Susan M. Byrne O Ellen H. Masterson O Robert D. McTeer O Geoffrey R. Norman O Martin J. Weiland O Raymond E. Wooldridge		3. To approve the Fourth Amended and Restated Westwood Holdings Group, Inc. Stock Incentive Plan.	☐	☐	☐
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES
☐	FOR ALL EXCEPT (See instructions below)
				4. To cast a non-binding, advisory vote on Westwood's executive compensation.	☐	☐	☐

					1 year	2 years	3 years	ABSTAIN
				5. To cast a non-binding, advisory vote on the frequency of future advisory votes on Westwood's executive compensation.	☐	☐	☐	☐

					FOR	AGAINST	ABSTAIN

6. To approve an amendment to the Company's Amended and Restated Certificate of Incorporation, as amended and Amended and Restated Bylaws to eliminate the provisions prohibiting removal of directors without cause.
					☐	☐	☐

INSTRUCTIONS:	To withhold authority to vote for any individual nominee(s), mark “ FOR ALL EXCEPT ” and fill in the circle next to each nominee you wish to withhold, as shown here: ●
7. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY POSTPONEMENTS OR ADJOURNMENTS THEREOF.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE BELOW, BUT IF NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED "FOR"ALL DIRECTOR NOMINEES IN PROPOSAL 1, "FOR" PROPOSALS 2, 3, 4 AND 6, FOR “1 YEAR” ON PROPOSAL 5, AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENTS OR ADJOURNMENTS THEREOF.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

Signature of Stockholder		Date:	Signature of Stockholder	Date:
■	Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.
■

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